UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz        290 Woodcliff Drive, Fairport, NY  14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code:  585-325-6880

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Date of fiscal year end: December 31, 2012

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Date of reporting period: January 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Manning & Napier Fund, Inc.

Annual Report | December 31, 2012

LIFE SCIENCES SERIES
www.manning-napier.com

Life Sciences Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Despite uncertainties, U.S. equities, as measured by the S&P 500 Total Return Index, ended the year with strong, double-digit returns of 16.01%. With respect to the Fund, for the twelve months ending December 31, 2012, the Life Sciences Series materially outperformed the S&P 500 Health Care Index. In particular, the index returned 17.89% for the year, while the Series returned 25.89%.

With strong consideration to both top-down industry themes and an analysis of company-by-company fundamentals, the Advisor has positioned the portfolio with regard to the risks and opportunities presented by challenges in healthcare. For instance, we remain focused on companies working to improve the quality, safety, and efficiency of health care delivery. In particular, health care information technology is an area where we see long-term value. In this space, opportunities exist in companies that are improving their information technology infrastructure, which helps medical providers eliminate avoidable medical errors and enhance resource utilization. We also see opportunities in certain life sciences tools and diagnostic testing companies, and believe that new products from companies in these sub-sectors are likely to improve the quality and delivery of health care.

Throughout 2012, stock selection decisions were the primary driver of relative outperformance, with individual holdings within the Pharmaceuticals and Biotechnology industries being the largest positive contributors to results. Meanwhile, although all industries within the benchmark had positive absolute returns for the year, certain Series holdings in the Healthcare Technology industry detracted from portfolio returns. Where sector allocation decisions are concerned, an overweight to Life Sciences Tools and Services and an underweight to Pharmaceuticals aided the Series’ returns as compared to the benchmark, whereas an overweight to Health Care Equipment and Supplies slightly challenged returns on a relative basis.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Life Sciences Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Life Sciences Series[3]	25.89%	4.47%	8.96%	11.87%
S&P 500 Total Return Index[4]	16.01%	1.68%	7.11%	2.20%
S&P 500 Health Care Index[4]	17.89%	4.81%	6.16%	3.63%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series for the ten years ended December 31, 2012 to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.16%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2012.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike the Series returns, do not reflect any fees or expenses.

2

Life Sciences Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,068.60	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Life Sciences Series

Portfolio Composition as of December 31, 2012

(unaudited)

Top Ten Stock Holdings[2]
Strides Arcolab Ltd. (India)	6.2%	DexCom, Inc.	4.3%
Myriad Genetics, Inc.	5.4%	BioMerieux (France)	4.0%
Oxford Nanopore Technologies Ltd. (United Kingdom)	5.2%	Lupin Ltd. (India)	3.9%
Insulet Corp.	4.5%	Luminex Corp.	3.7%
Glenmark Pharmaceuticals Ltd. (India)	4.4%	Sirona Dental Systems, Inc.	3.5%
2As a percentage of total investments.

4

Life Sciences Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 100.3%

Health Care - 100.3%
Biotechnology - 15.6%
Green Cross Corp. (South Korea)[1]	60,500	$7,842,585
Incyte Corp. Ltd.*	436,560	7,251,262
Myriad Genetics, Inc.*	466,000	12,698,500
Protalix BioTherapeutics, Inc.*	812,000	4,214,280
Seattle Genetics, Inc.*	186,400	4,324,480

		36,331,107

Health Care Equipment & Supplies - 30.4%
Abaxis, Inc.	150,000	5,565,000
Alere, Inc.*[2,3]	122,000	2,257,000
Alere, Inc.	77,190	1,428,015
BioMerieux (France)[1]	97,796	9,323,443
DexCom, Inc.*	735,000	10,003,350
HeartWare International, Inc.*	55,900	4,692,805
Insulet Corp.*	491,040	10,419,869
MAKO Surgical Corp.*	329,000	4,234,230
Mindray Medical International Ltd. - ADR (China)	137,000	4,479,900
Sirona Dental Systems, Inc.*	128,100	8,257,326
Thoratec Corp.*	148,000	5,552,960
Volcano Corp.*	185,000	4,367,850

		70,581,748

Health Care Providers & Services - 9.5%
Apollo Hospitals Enterprise Ltd. (India)[1]	469,533	6,780,907
HMS Holdings Corp.*	171,000	4,432,320
Qualicorp S.A. (Brazil)*	445,000	4,609,743
Sonic Healthcare Ltd. (Australia)[1]	447,340	6,244,279

		22,067,249

Health Care Technology - 7.8%
Allscripts Healthcare Solutions, Inc.*	370,000	3,485,400
Cerner Corp.*	53,200	4,130,448
Computer Programs & Systems, Inc.	104,000	5,235,360
Greenway Medical Technologies, Inc.*	346,500	5,322,240

		18,173,448

Life Sciences Tools & Services - 16.1%
Lonza Group AG (Switzerland)[1]	126,200	6,838,296
Luminex Corp.*	522,000	8,748,720
Oxford Nanopore Technologies Ltd. (United Kingdom)*[3,4,5]	45,464	12,101,037
QIAGEN N.V. - ADR (Netherlands)*	273,000	4,954,950
WuXi PharmaTech Cayman, Inc. - ADR (China)*	303,070	4,773,353

		37,416,356

The accompanying notes are an integral part of the financial statements.

5

Life Sciences Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 20.9%
Glenmark Pharmaceuticals Ltd. (India)[1]	1,063,000	$10,305,713
Lupin Ltd. (India)[1]	803,000	9,068,844
Santen Pharmaceutical Co. Ltd. (Japan)[1]	111,200	4,271,524
Strides Arcolab Ltd. (India)[1]	715,750	14,473,609
UCB S.A. (Belgium)[1]	105,000	6,015,314
ViroPharma, Inc.*	200,300	4,558,828

		48,693,832

Total Health Care		233,263,740

TOTAL COMMON STOCKS
(Identified Cost $199,360,613)		233,263,740

SHORT-TERM INVESTMENT - 0.0%**

Dreyfus Cash Management, Inc. - Institutional Shares[6], 0.06%,
(Identified Cost $58,801)	58,801	58,801

TOTAL INVESTMENTS - 100.3%
(Identified Cost $199,419,414)		233,322,541
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(729,858)

NET ASSETS - 100%		$232,592,683

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $14,358,037, or 6.2% of the Series’ net assets as of December 31, 2012 (see Note 2 to the financial statements).

4This security was acquired on April 26, 2011 at a cost of $6,149,543 ($150.34 per share) and on May 2, 2012 at a cost of $1,209,529 ($265.31 per share) and has been determined to be illiquid under guidelines established by the Board of Directors.

5Security has been valued at fair value as determined in good faith by the Advisor.

6Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

6

Life Sciences Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $199,419,414) (Note 2)	$233,322,541
Foreign tax reclaims receivable	43,608
Receivable for fund shares sold	668,914
Dividends receivable	107,001

TOTAL ASSETS	234,142,064

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	967,388
Accrued management fees (Note 3)	197,384
Accrued fund accounting and administration fees (Note 3)	8,029
Accrued transfer agent fees (Note 3)	2,972
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	267,781
Other payables and accrued expenses	105,453

TOTAL LIABILITIES	1,549,381

TOTAL NET ASSETS	$232,592,683

NET ASSETS CONSIST OF:

Capital stock	$180,655
Additional paid-in-capital	197,365,608
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	2,114,318
Net unrealized appreciation on investments (net of foreign capital gains tax of $967,388), foreign currency and translation of other assets and liabilities	32,932,102

TOTAL NET ASSETS	$232,592,683

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($232,592,683/ 18,065,538 shares)	$12.87

The accompanying notes are an integral part of the financial statements.

7

Life Sciences Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $93,772)	$1,258,065

EXPENSES:

Management fees (Note 3)	2,251,907
Fund accounting and administration fees (Note 3)	56,664
Transfer agent fees (Note 3)	18,464
Directors’ fees (Note 3)	4,063
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	163,104
Miscellaneous	105,108

Total Expenses	2,601,750

NET INVESTMENT LOSS	(1,343,685)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of India tax of $326,516)	16,170,019
Foreign currency and translation of other assets and liabilities	(87,763)

16,082,256

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $928,069)	35,509,988
Foreign currency and translation of other assets and liabilities	(7,069)

35,502,919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	51,585,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,241,490

The accompanying notes are an integral part of the financial statements.

8

Life Sciences Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,343,685)	$(1,512,051)
Net realized gain (loss) on investments and foreign currency	16,082,256	29,284,528
Net change in unrealized appreciation (depreciation) on investments and foreign currency	35,502,919	(51,286,173)

Net increase (decrease) from operations	50,241,490	(23,513,696)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(15,587,617)	(5,663,104)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	1,388,522	(21,836,822)

Net increase (decrease) in net assets	36,042,395	(51,013,622)

NET ASSETS:

Beginning of year	196,550,288	247,563,910

End of year (including undistributed net investment income of $0 and $0, respectively)	$232,592,683	$196,550,288

The accompanying notes are an integral part of the financial statements.

9

Life Sciences Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.95	$12.18	$10.61	$6.99	$11.54

Income (loss) from investment operations:
Net investment loss	(0.08)[1]	(0.07)[1]	(0.04)[1]	(0.05)[1]	(0.06)
Net realized and unrealized gain (loss) on investments	2.91	(0.84)	1.61	3.67	(4.38)

Total from investment operations	2.83	(0.91)	1.57	3.62	(4.44)

Less distributions to shareholders:
From net realized gain on investments	(0.91)	(0.32)	—	—	(0.11)

Net asset value - End of year	$12.87	$10.95	$12.18	$10.61	$6.99

Net assets - End of year (000’s omitted)	$232,593	$196,550	$247,564	$272,944	$182,704

Total return[2]	25.89%	(7.33%)	14.80%	51.79%	(38.77%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.16%	1.11%	1.09%	1.11%	1.12%
Net investment loss	(0.60%)	(0.60%)	(0.41%)	(0.55%)	(0.65%)
Portfolio turnover	75%	84%	67%	95%	94%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	0.00%[3]	0.01%	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Life Sciences Series

Notes to Financial Statements

1.	Organization

Life Sciences Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). The Fair Value Committee (the “Committee”) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of senior members from various groups within the Advisor’s organization, including operations, accounting, trading, and research/investments. The Committee meets at least annually to review and approve valuation matters, which may include data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the “Policies”). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee available at each of the Board’s regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier. For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this

11

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

information. However, the Committee may determine that changes to inputs and assumptions are not required as a result of the monitoring procedures performed. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Health Care	$233,263,740	$139,998,189	$81,164,514	$12,101,037	*
Mutual fund	58,801	58,801	—	—

Total assets	$233,322,541	$140,056,990	$81,164,514	$12,101,037

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITIES
Balance as of December 31, 2011 (market value)	$5,805,547
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5,085,961
Purchases	1,209,529
Sales	—
Transfers in	—
Transfers out	—

Balance as of December 31, 2012 (market value)	$12,101,037

*Amount represents the Series’ investment in Oxford Nanopore Technologies Ltd. (“Oxford”). Oxford was initially valued at transaction price, which is considered the best initial estimate of fair value. On April 10, 2012, the Fund adjusted its valuation of

12

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

the fair value holding to 163.85 GBP per share (from 91.39 GBP per share) as a result of a subsequent round of financing of the investee company. Subsequently, the Series uses, or will use, other methodologies and significant inputs to determine fair value. Such methodologies and significant inputs include: subsequent rounds of financing for Oxford; recent transactions in similar instruments; discounted cash flow techniques; third-party appraisals; industry multiples and public comparables; and Oxford’s current financial performance compared to projected performance.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2012.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 12/31/12	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Equity securities	$12,101,037	Acquisition cost adjusted for premiums or discounts	Premium/ Discount	0%-0%

The significant unobservable inputs used in the fair value measurement of the Fund’s equity securities are premiums and discounts to the acquisition cost. Significant increases in the premium (or discount) in isolation would result in a significantly higher (lower) fair value measurement.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

13

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

14

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $158,555,842 and $161,914,069 respectively. There were no purchases or sales of U.S. Government securities.

15

Life Sciences Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Life Sciences Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	910,690	$11,481,196	3,884,766	$48,098,558
Reinvested	1,200,003	15,448,274	532,612	5,608,399
Repurchased	(1,988,833)	(25,540,948)	(6,803,872)	(75,543,779)

Total	121,860	$1,388,522	(2,386,494)	$(21,836,822)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Life Sciences Securities

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $1,343,685 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

16

Life Sciences Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$5,917,652	$—
Long-term capital gains	$9,669,965	$5,663,104

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$199,419,414
Unrealized appreciation	46,871,693
Unrealized depreciation	(12,968,566)

Net unrealized appreciation	$33,903,127

Undistributed ordinary income	$1,105,840
Undistributed long-term gains	$1,008,478

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

17

Life Sciences Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

18

Life Sciences Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,129,325 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 6.41%, or if different, the maximum allowable under tax law.

19

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

20

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served:	Principal Executive Officer, President, Chairman & Director Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Indefinite - Since 1996

Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex:	41 Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989-2010)
New York Collegium (non-profit)(2004-2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Indefinite - Since 1985 President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Indefinite - Since 2007 Chairman & CEO (2005-2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2012)

HoustonPharma (2000-2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served: Principal Occupation(s) During Past 5 Years: Number of Portfolios Overseen within Fund Complex: Other Directorships Held Outside Fund Complex:	Indefinite - Since 2012 General Auditor (2003-2011) - General Motors Company (investments) 41 N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Since 2011 Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) - KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Since 2004

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:	Since 2011 Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Life Sciences Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNLFS-12/12-AR

SMALL CAP SERIES
www.manning-napier.com

Small Cap Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Indeed, major domestic equity indices earned positive double-digit returns for the year, with the S&P 500 Total Return Index finishing the year up 16.01% and the Russell 1000 finishing up 16.42%. Similarly, the Russell 2000 Index (which focuses on smaller capitalization companies) finished 2012 up 16.35%. The Small Cap Series experienced a 18.66% return and outperformed both the overall domestic equity market as well as the Russell 2000 Index.

For the full year, the Series’ relative outperformance was primarily a result of specific stock selections. In particular, certain holdings within the Industrials and Consumer Discretionary sectors aided results versus the Russell 2000 Index. Meanwhile, investments within the Information Technology and Energy sectors challenged relative performance. With the exception of the Energy sector, all sectors within the Russell 2000 Index produced positive absolute returns for the year. As they pertain to the Small Cap Series, sector allocation decisions had a muted overall impact on relative returns. More specifically, the negative impact of an underweight to Financials and an overweight to Energy were nearly offset by an underweight to Information Technology and an overweight to the Consumer Discretionary sector.

Given the Advisor’s focus on companies that can achieve growth, the Series continues to hold a relatively small exposure to the Utilities and Telecommunication Services sectors, as many of these companies are lacking well-defined growth drivers. Alternatively, the Series maintains a relatively high allocation (as compared to the benchmark) to the Consumer Discretionary sector, as the Advisor continues to identify companies with positive fundamentals that can drive growth.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Small Cap Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Small Cap Series[3]	18.66%	-0.35%	7.08%	7.24%
S&P 500 Total Return Index[4]	16.01%	1.68%	7.11%	8.31%
Russell 2000® Index[4]	16.35%	3.56%	9.72%	8.84%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2012 to the S&P 500 Total Return Index and the Russell 2000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.10%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for the year ended December 31, 2012.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike the Series returns, do not reflect any fees or expenses.

2

Small Cap Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,075.90	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Small Cap Series

Portfolio Composition as of December 31, 2012

(unaudited)

Market Capitalization		Top Ten Stock Holdings[2]
Average	$ 1,885.21 Million	Spirit Airlines, Inc.	3.5%
Median	1,316.46 Million	AMC Networks, Inc. - Class A	3.1%
Weighted Average	1,721.11 Million	MarketAxess Holdings, Inc.	2.8%
		JSE Ltd. (South Africa)	2.7%
		Wabash National Corp.	2.6%
		Infinera Corp.	2.4%
		C&C Group plc (Ireland)	2.4%
		Myriad Genetics, Inc.	2.2%
		Calfrac Well Services Ltd. (Canada)	2.1%
		Wirecard AG (Germany)	2.1%
		2 As a percentage of total investments.

4

Small Cap Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.8%

Consumer Discretionary - 24.7%
Automobiles - 0.9%
Tesla Motors, Inc.*	52,100	$1,764,627

Distributors - 1.0%
Inchcape plc (United Kingdom)[1]	300,081	2,132,558

Hotels, Restaurants & Leisure - 2.8%
BJ’s Restaurants, Inc.*	88,090	2,898,161
Orient-Express Hotels Ltd. - ADR - Class A*	238,080	2,783,155

		5,681,316

Internet & Catalog Retail - 4.6%
HomeAway, Inc.*	136,820	3,010,040
Ocado Group plc (United Kingdom)*[1]	2,044,230	2,920,321
Shutterfly, Inc.*	112,800	3,369,336

		9,299,697

Media - 7.5%
AMC Networks, Inc. - Class A*	127,420	6,307,290
Imax Corp. (Canada)*	170,490	3,832,615
Valassis Communications, Inc.	91,110	2,348,816
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	677,260	2,655,045

		15,143,766

Specialty Retail - 7.9%
Aeropostale, Inc.*	216,810	2,820,698
American Eagle Outfitters, Inc.	111,430	2,285,429
Chico’s FAS, Inc.	102,870	1,898,980
Dick’s Sporting Goods, Inc.	40,780	1,855,082
Group 1 Automotive, Inc.	31,370	1,944,626
Penske Automotive Group, Inc.	63,570	1,912,821
Select Comfort Corp.*	45,602	1,193,404
Sonic Automotive, Inc. - Class A	105,400	2,201,806

		16,112,846

Total Consumer Discretionary		50,134,810

Consumer Staples - 4.4%
Beverages - 2.4%
C&C Group plc (Ireland)*[1]	796,100	4,788,579

Food & Staples Retailing - 0.5%
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	160,700	1,026,742

The accompanying notes are an integral part of the financial statements.

5

Small Cap Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 1.5%
Flowers Foods, Inc.	84,125	$1,957,589
Tootsie Roll Industries, Inc.	45,581	1,181,460

		3,139,049

Total Consumer Staples		8,954,370

Energy - 8.4%
Energy Equipment & Services - 6.1%
Calfrac Well Services Ltd. (Canada)	171,080	4,308,388
CARBO Ceramics, Inc.	11,020	863,307
Global Geophysical Services, Inc.*	153,680	591,668
ION Geophysical Corp.*	303,010	1,972,595
Key Energy Services, Inc.*	133,470	927,617
Petroleum Geo-Services ASA (Norway)[1]	72,340	1,259,974
Trican Well Service Ltd. (Canada)	191,910	2,531,275

		12,454,824

Oil, Gas & Consumable Fuels - 2.3%
Cloud Peak Energy, Inc.*	124,270	2,402,139
Paladin Energy Ltd. (Australia)*[2]	2,052,100	2,269,337

		4,671,476

Total Energy		17,126,300

Financials - 15.9%
Commercial Banks - 1.9%
Cathay General Bancorp	107,590	2,098,005
Glacier Bancorp, Inc.	123,320	1,814,037

		3,912,042

Diversified Financial Services - 5.5%
JSE Ltd. (South Africa)[1]	596,700	5,513,274
MarketAxess Holdings, Inc.	160,650	5,670,945

		11,184,219

Insurance - 1.6%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	334,400	3,266,422

Real Estate Investment Trusts (REITS) - 6.0%
AmREIT, Inc. - Class B	64,000	1,097,600
Associated Estates Realty Corp.	46,300	746,356
BioMed Realty Trust, Inc.	46,230	893,626
Corporate Office Properties Trust	42,440	1,060,151
DuPont Fabros Technology, Inc.	48,180	1,164,029
Education Realty Trust, Inc.	140,020	1,489,813
Healthcare Trust of America, Inc.	49,210	487,179
Home Properties, Inc.	15,790	968,085

The accompanying notes are an integral part of the financial statements.

6

Small Cap Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Mack-Cali Realty Corp.	37,130	$969,464
Mid-America Apartment Communities, Inc.	11,280	730,380
Pebblebrook Hotel Trust	111,580	2,577,498

		12,184,181

Real Estate Management & Development - 0.9%
General Shopping Brasil S.A. (Brazil)*	328,590	1,712,359

Total Financials		32,259,223

Health Care - 13.8%
Biotechnology - 4.0%
Green Cross Corp. (South Korea)[1]	27,210	3,527,219
Myriad Genetics, Inc.*	165,410	4,507,423

		8,034,642

Health Care Equipment & Supplies - 7.5%
Abaxis, Inc.	50,850	1,886,535
Alere, Inc.*	122,586	2,267,841
DexCom, Inc.*	302,050	4,110,901
HeartWare International, Inc.*	24,150	2,027,392
Insulet Corp.*	146,910	3,117,430
Thoratec Corp.*	48,790	1,830,601

		15,240,700

Health Care Technology - 1.2%
Greenway Medical Technologies, Inc.*	163,620	2,513,203

Life Sciences Tools & Services - 1.1%
WuXi PharmaTech Cayman, Inc. - ADR (China)*	138,950	2,188,463

Total Health Care		27,977,008

Industrials - 16.7%
Airlines - 6.6%
Copa Holdings S.A. - ADR - Class A (Panama)	23,540	2,341,053
Spirit Airlines, Inc.*	399,390	7,077,191
US Airways Group, Inc.*	302,600	4,085,100

		13,503,344

Building Products - 0.5%
A.O. Smith Corp.	17,070	1,076,605

Commercial Services & Supplies - 0.5%
Interface, Inc.	61,360	986,669

Construction & Engineering - 0.8%
MYR Group, Inc.*	71,480	1,590,430

The accompanying notes are an integral part of the financial statements.

7

Small Cap Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 6.8%
Astec Industries, Inc.	13,370	$445,622
Graham Corp.	108,270	2,111,265
Titan International, Inc.	107,480	2,334,466
Wabash National Corp.*	584,640	5,244,221
Westport Innovations, Inc. - ADR (Canada)*	133,870	3,575,668

		13,711,242

Marine - 1.5%
Baltic Trading Ltd.	279,510	832,940
D/S Norden A/S (Denmark)[1]	44,790	1,298,524
Sinotrans Shipping Ltd. (China)[1]	3,579,000	877,717

		3,009,181

Total Industrials		33,877,471

Information Technology - 11.3%
Communications Equipment - 3.0%
Infinera Corp.*	855,170	4,968,538
Polycom, Inc.*	117,490	1,228,945

		6,197,483

Computers & Peripherals - 0.6%
Fusion-io, Inc.*	52,110	1,194,882

Electronic Equipment, Instruments & Components - 1.0%
Rofin-Sinar Technologies, Inc.*	93,090	2,018,191

Internet Software & Services - 2.3%
LogMeIn, Inc.*	99,390	2,227,330
Velti plc - ADR (Ireland)*	564,430	2,539,935

		4,767,265

IT Services - 3.3%
InterXion Holding NV - ADR (Netherlands)*	21,650	514,404
Sapient Corp.*	179,610	1,896,682
Wirecard AG (Germany)[1]	172,090	4,248,486

		6,659,572

Software - 1.1%
RealPage, Inc.*	101,660	2,192,806

Total Information Technology		23,030,199

Materials - 0.6%
Chemicals - 0.6%
Flotek Industries, Inc.*	106,690	1,301,618

The accompanying notes are an integral part of the financial statements.

8

Small Cap Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 2.0%
Independent Power Producers & Energy Traders - 2.0%
Dynegy, Inc.*	212,890	$4,072,586

TOTAL COMMON STOCKS
(Identified Cost $187,390,375)		198,733,585

SHORT-TERM INVESTMENT - 2.3%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.06%
(Identified Cost $4,717,371)	4,717,371	4,717,371

TOTAL INVESTMENTS - 100.1%
(Identified Cost $192,107,746)		203,450,956
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(164,843)

NET ASSETS - 100%		$203,286,113

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Toronto Stock Exchange.

3Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

9

Small Cap Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $192,107,746) (Note 2)	$203,450,956
Receivable for fund shares sold	536,168
Dividends receivable	154,028
Foreign tax reclaims receivable	38,540
Other receivable	70

TOTAL ASSETS	204,179,762

LIABILITIES:

Accrued management fees (Note 3)	168,885
Accrued fund accounting and administration fees (Note 3)	7,274
Accrued transfer agent fees (Note 3)	3,139
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	665,855
Other payables and accrued expenses	48,122

TOTAL LIABILITIES	893,649

TOTAL NET ASSETS	$203,286,113

NET ASSETS CONSIST OF:

Capital stock	$204,880
Additional paid-in-capital	212,551,072
Undistributed net investment income	109,986
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(20,922,581)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	11,342,756

TOTAL NET ASSETS	$203,286,113

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($203,286,113/20,487,988 shares)	$9.92

The accompanying notes are an integral part of the financial statements.

10

Small Cap Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $85,317)	$2,326,408

EXPENSES:

Management fees (Note 3)	1,980,678
Fund accounting and administration fees (Note 3)	53,074
Transfer agent fees (Note 3)	19,256
Directors’ fees (Note 3)	3,828
Chief Compliance Officer service fees (Note 3)	2,441
Custodian fees	28,864
Miscellaneous	83,774

Total Expenses	2,171,915

NET INVESTMENT INCOME	154,493

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	17,740,227
Foreign currency and translation of other assets and liabilities	(43,009)

17,697,218

Net change in unrealized appreciation on-
Investments	15,042,119
Foreign currency and translation of other assets and liabilities	2,549

15,044,668

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	32,741,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,896,379

The accompanying notes are an integral part of the financial statements.

11

Small Cap Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$154,493	$(540,269)
Net realized gain (loss) on investments and foreign currency	17,697,218	26,221,402
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,044,668	(45,814,942)

Net increase (decrease) from operations	32,896,379	(20,133,809)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(8,935,366)	(8,938,199)

Net increase (decrease) in net assets	23,961,013	(29,072,008)

NET ASSETS:

Beginning of year	179,325,100	208,397,108

End of year (including undistributed net investment income of $109,986 and accumulated net investment loss of $1,498, respectively)	$203,286,113	$179,325,100

The accompanying notes are an integral part of the financial statements.

12

Small Cap Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.36	$9.29	$7.39	$4.98	$10.21

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.01)[1]	(0.02)[1]	(0.02)
Net realized and unrealized gain (loss) on investments	1.55	(0.91)	1.91	2.43	(5.12)

Total from investment operations	1.56	(0.93)	1.90	2.41	(5.14)

Less distributions to shareholders:
From net realized gain on investments	—	—	—	—	(0.09)

Net asset value - End of year	$9.92	$8.36	$9.29	$7.39	$4.98

Net assets - End of year (000’s omitted)	$203,286	$179,325	$208,397	$171,910	$120,162

Total return[2]	18.66%	(10.01%)	25.71%	48.39%	(50.68%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.11%	1.12%	1.15%	1.15%
Net investment income (loss)	0.08%	(0.27%)	(0.13%)	(0.34%)	(0.39%)
Portfolio turnover	65%	75%	75%	76%	68%

* For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[3]	0.00%[3]	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Small Cap Series

Notes to Financial Statements

1.	Organization

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$50,134,810	$42,426,886	$7,707,924	$—
Consumer Staples	8,954,370	3,139,049	5,815,321	—
Energy	17,126,300	15,866,326	1,259,974	—
Financials	32,259,223	26,745,949	5,513,274	—
Health Care	27,977,008	24,449,789	3,527,219	—
Industrials	33,877,471	31,701,230	2,176,241	—
Information Technology	23,030,199	18,781,713	4,248,486	—
Materials	1,301,618	1,301,618	—	—
Utilities	4,072,586	4,072,586	—	—
Mutual fund	4,717,371	4,717,371	—	—

Total assets	$203,450,956	$173,202,517	$30,248,439	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

15

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

16

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $124,100,482 and $135,450,360 respectively. There were no purchases or sales of U.S. Government securities.

17

Small Cap Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of Small Cap Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,257,616	$11,832,582	1,738,475	$15,552,815
Repurchased	(2,207,178)	(20,767,948)	(2,723,450)	(24,491,014)

Total	(949,562)	$(8,935,366)	(984,975)	$(8,938,199)

Approximately 90% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. At December 31, 2012, the retirement plan of the Advisor and its affiliates owned 58,669 shares (0.29% of shares outstanding) valued at $582,000.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $43,009 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

There were no distributions to shareholders for the year ended December 31, 2011 or the year ended December 31, 2012.

18

Small Cap Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$192,107,746
Unrealized appreciation	25,534,190
Unrealized depreciation	(14,190,980)

Net unrealized appreciation	$11,343,210

Undistributed ordinary income	109,986
Capital loss carryover	19,830,385
Qualified late-year losses[1]	1,092,196

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains to the extent allowed by the tax law:

LOSS CARRYOVER	EXPIRATION DATE
$19,830,385	December 31, 2017

As of December 31, 2012, the Series did not have post-enactment net capital loss carryforwards.

The capital loss carryover utilized in the current year was $18,832,423.

19

Small Cap Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

20

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 -
Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2012)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Small Cap Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNSCS-12/12-AR

TECHNOLOGY SERIES
www.manning-napier.com

Technology Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Despite lingering uncertainties, U.S. equities as measured by the S&P 500 Total Return Index ended the year with positive absolute returns of 16.01%. For the twelve months ending December 31, 2012, the S&P 500 Information Technology Index also performed well, earning 14.82%. Although the Technology Series underperformed the benchmark, it posted strong double-digit absolute returns of 10.11% in 2012.

While short-term performance fell short of the index in 2012, the Advisor has found that measuring performance over market cycles better demonstrates a manager’s ability to add value through varying types of environments. That said, the S&P 500 Information Technology Index had an annualized return of 10.58% during the current market cycle (since October 1, 2002). The Series has handily outperformed over the current market cycle, with an annualized return of 16.01%.

As for 2012 relative results, stock selection was the key factor in the Series’ underperformance versus the benchmark for the year. In particular, individual holdings within the Communications Equipment and Internet Software & Services industries were the largest negative contributors to relative performance. In contrast, certain stocks within the IT Services and Internet & Catalog Retail industries aided relative returns for the year. While certain stock selections challenged performance compared to the S&P 500 Information Technology Index, sector allocation choices were positive in 2012. Specifically, an underweight to the Semiconductor and Semiconductor Equipment industry as compared with the S&P 500 Information Technology Index aided relative performance. The Series’ underweight in this area benefitted the portfolio during the year because the industry was only one of two that had negative total returns for the year.

In aggregate, the Advisor continues to believe the outlook for technological innovation and growth remains healthy within the context of a challenging economic growth environment. Further, the Advisor believes the Technology sector remains attractively valued given the growth profile. To that end, the Series continues to be exposed to various themes the Advisor uses as a roadmap for investing in companies with exceptional long-term secular growth and/or disruptive business models.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Technology Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE	FIVE	TEN	SINCE
	YEAR[1]	YEAR	YEAR	INCEPTION[2]
Manning & Napier Fund, Inc. - Technology Series[3]	10.11%	0.68%	13.47%	2.26%
S&P 500 Total Return Index[4]	16.01%	1.68%	7.11%	1.61%
S&P 500 Information Technology Index[4]	14.82%	3.58%	8.65%	-3.71%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/12) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2012.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike the Series returns, do not reflect any fees or expenses.

2

Technology Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12-12/31/12
Actual	$1,000.00	$1,027.50	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.12%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Technology Series

Portfolio Composition as of December 31, 2012

(unaudited)

Top Ten Stock Holdings[2]
Google, Inc. - Class A	6.0%	EMC Corp.	3.9%
Riverbed Technology, Inc.	5.1%	Juniper Networks, Inc.	3.7%
Monsanto Co.	4.9%	Amdocs Ltd. - ADR	3.7%
Apple, Inc.	4.4%	Cap Gemini S.A. (France)	3.5%
Autodesk, Inc.	4.3%	Amphenol Corp. - Class A	3.5%
2 As a percentage of total investments.

4

Technology Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 92.6%

Consumer Discretionary - 13.5%
Automobiles - 1.4%
Tesla Motors, Inc.*	61,000	$2,066,070

Internet & Catalog Retail - 9.0%
Amazon.com, Inc.*	19,000	4,771,660
HomeAway, Inc.*	178,000	3,916,000
Shutterfly, Inc.*	157,000	4,689,590

		13,377,250

Media - 3.1%
DIRECTV*	92,000	4,614,720

Total Consumer Discretionary		20,058,040

Health Care - 2.7%
Health Care Technology - 2.7%
Cerner Corp.*	51,000	3,959,640

Industrials - 2.6%
Electrical Equipment - 2.6%
Polypore International, Inc.*	85,120	3,958,080

Information Technology - 68.9%
Communications Equipment - 18.0%
Infinera Corp.*	879,130	5,107,745
Juniper Networks, Inc.*	281,000	5,527,270
Polycom, Inc.*	360,000	3,765,600
Qualcomm, Inc	78,000	4,837,560
Riverbed Technology, Inc.*	383,500	7,562,620

		26,800,795

Computers & Peripherals - 8.2%
Apple, Inc.	12,170	6,486,975
EMC Corp.*	228,000	5,768,400

		12,255,375

Electronic Equipment, Instruments & Components - 6.5%
Amphenol Corp. - Class A	79,930	5,171,471
Rofin-Sinar Technologies, Inc.*	211,000	4,574,480

		9,745,951

Internet Software & Services - 14.5%
Google, Inc. - Class A*	12,640	8,966,437
LinkedIn Corp. - Class A*	42,900	4,925,778
Tencent Holdings Ltd. (China)[1]	127,000	4,165,182
Velti plc - ADR (Ireland)	776,340	3,493,530

		21,550,927

The accompanying notes are an integral part of the financial statements.

5

Technology Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 10.5%
Amdocs Ltd. - ADR*	160,000	$5,438,400
Cap Gemini S.A. (France)[1]	120,000	5,247,330
VeriFone Systems, Inc.*	168,000	4,986,240

		15,671,970

Software - 11.2%
Autodesk, Inc.*	182,000	6,433,700
Electronic Arts, Inc.*	352,200	5,117,466
RealPage, Inc.*	234,881	5,066,383

		16,617,549

Total Information Technology		102,642,567

Materials - 4.9%
Chemicals - 4.9%
Monsanto Co	76,550	7,245,457

TOTAL COMMON STOCKS
(Identified Cost $121,479,053)		137,863,784

SHORT-TERM INVESTMENT - 7.2%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.06%
(Identified Cost $10,736,836)	10,736,836	10,736,836

TOTAL INVESTMENTS - 99.8%
(Identified Cost $132,215,889)		148,600,620
OTHER ASSETS, LESS LIABILITIES - 0.2%		295,328

NET ASSETS - 100%		$148,895,948

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

6

Technology Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $132,215,889) (Note 2)	$148,600,620
Receivable for fund shares sold	542,686
Dividends receivable	29,873
Foreign tax reclaims receivable	8,963

TOTAL ASSETS	149,182,142

LIABILITIES:

Accrued management fees (Note 3)	123,822
Accrued fund accounting and administration fees (Note 3)	6,003
Accrued transfer agent fees (Note 3)	2,629
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	121,699
Audit fees payable	31,045
Other payables and accrued expenses	622

TOTAL LIABILITIES	286,194

TOTAL NET ASSETS	$148,895,948

NET ASSETS CONSIST OF:

Capital stock	$136,646
Additional paid-in-capital	139,790,600
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(7,415,754)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	16,384,456

TOTAL NET ASSETS	$148,895,948

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($148,895,948/13,664,600 shares)	$10.90

The accompanying notes are an integral part of the financial statements.

7

Technology Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $63,679)	$672,913

EXPENSES:

Management fees (Note 3)	1,512,872
Fund accounting and administration fees (Note 3)	46,036
Transfer agent fees (Note 3)	15,587
Directors’ fees (Note 3)	2,716
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	15,929
Miscellaneous	92,425

Total Expenses	1,688,005

NET INVESTMENT LOSS	(1,015,092)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	(2,932,757)

Foreign currency and translation of other assets and liabilities	707

(2,932,050)

Net change in unrealized appreciation (depreciation) on- Investments	17,839,057

Foreign currency and translation of other assets and liabilities	191

17,839,248

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	14,907,198

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,892,106

The accompanying notes are an integral part of the financial statements.

8

Technology Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,015,092)	$(728,493)
Net realized gain (loss) on investments and foreign currency	(2,932,050)	17,826,466
Net change in unrealized appreciation (depreciation) on investments and foreign currency	17,839,248	(32,901,482)

Net increase (decrease) from operations	13,892,106	(15,803,509)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(6,344,833)	(1,324,698)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	2,703,467	(11,626,430)

Net increase (decrease) in net assets	10,250,740	(28,754,637)

NET ASSETS:

Beginning of year	138,645,208	167,399,845

End of year (including undistributed net investment income of $0 and $0, respectively)	$148,895,948	$138,645,208

The accompanying notes are an integral part of the financial statements.

9

Technology Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$11.63	$9.73	$6.01	$11.29

Income (loss) from investment operations:
Net investment loss	(0.08)[1]	(0.05)[1]	(0.06)[1]	(0.05)[1]	(0.05)
Net realized and unrealized gain (loss) on investments	1.13	(1.15)	1.96	3.77	(5.09)

Total from investment operations	1.05	(1.20)	1.90	3.72	(5.14)

Less distributions to shareholders:
From net realized gain on investments	(0.48)	(0.10)	—	—	(0.14)

Net asset value - End of year	$10.90	$10.33	$11.63	$9.73	$6.01

Net assets - End of year (000’s omitted)	$148,896	$138,645	$167,400	$157,731	$123,112

Total return[2]	10.11%	(10.31%)	19.53%	61.90%	(45.86%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.12%	1.13%	1.12%	1.13%	1.13%
Net investment loss	(0.67%)	(0.46%)	(0.58%)	(0.68%)	(0.53%)
Portfolio turnover	55%	81%	70%	55%	65%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[3]	0.00%[3]	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Technology Series

Notes to Financial Statements

1.	Organization

Technology Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including corporate bonds, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

11

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$20,058,040	$20,058,040	$—	$—
Health Care	3,959,640	3,959,640	—	—
Industrials	3,958,080	3,958,080	—	—
Information Technology	102,642,567	93,230,055	9,412,512	—
Materials	7,245,457	7,245,457	—	—
Mutual fund	10,736,836	10,736,836	—	—

Total assets	$148,600,620	$139,188,108	$9,412,512	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

12

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

13

Technology Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $78,579,358 and $87,410,089 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Technology Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,038,900	$11,671,657	1,286,341	$15,034,387
Reinvested	566,953	6,285,210	129,312	1,311,222
Repurchased	(1,364,916)	(15,253,400)	(2,384,668)	(27,972,039)

Total	240,937	$2,703,467	(969,015)	$(11,626,430)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

14

Technology Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Technology Securities

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2012, amounts were reclassified within the capital accounts to reduce Additional Paid in Capital by $1,015,257, increase Undistributed Net Investment Income by $1,015,092 and increase Accumulated Net Realized Gain on Investments by $165. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

The tax character of the distributions were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Long-term capital gains	$6,344,833	1,324,698

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$132,215,889
Unrealized appreciation	23,093,671
Unrealized depreciation	(6,708,940)

Net unrealized appreciation	$16,384,731

Qualified late-year losses[1]	$7,415,754

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

15

Technology Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have any pre-enactment or post-enactment net capital loss carryforwards.

16

Technology Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

17

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

18

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

19

Technology Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

20

Technology Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2012)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

21

Technology Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

22

Technology Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTEC-12/12-AR

FINANCIAL SERVICES SERIES
www.manning-napier.com

Financial Services Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Major domestic equity indices earned positive double-digit returns for the year, with the S&P 500 Total Return Index finishing the year up 16.01% and the Russell 1000 Index finishing up 16.42%. This strong performance was guided in large part by performance in the Financials sector, where the S&P 500 Financial Services Index gained 28.94% in 2012. Although the Financial Services Series trailed the S&P 500 Financial Services Index, it had a strong absolute return of 24.84% in 2012.

For calendar year 2012, the Series’ relative underperformance was primarily a result of specific stock selections. In particular, certain holdings within the Diversified Financial Services, Internet Software and Services, and Capital Markets sub-sectors hurt results versus the benchmark. In contrast, specific stocks within the Commercial Banks and Consumer Finance sub-sectors aided relative returns, offsetting some of the relative underperformance. Meanwhile, in terms of sector allocation decisions, overall choices aided relative returns for the year. More specifically, underweight allocations to the Real Estate Investment Trusts and Insurance sub-sectors helped performance as compared to the benchmark, whereas a relative overweight to the Consumer Finance sub-sector as well as an underweight to the Capital Markets sub-sector detracted from relative returns.

With performance broadly positive across the S&P 500 Financial Services Index in 2012, each sub-sector within the benchmark provided positive absolute returns. Collectively, the strongest performing sub-sector for the index for the year was the Diversified Financial Services sub-sector, which was driven by continued low delinquency rates, cost controls, and strong fee expansion. In aggregate, the Advisor has a guarded short-term outlook but favorable long-term outlook for the Financial Services sector and will continue combining a disciplined approach for finding individual companies alongside its outlook for the global financial industry.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, the Advisor remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Financial Services Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE	FIVE	SINCE
	YEAR[1]	YEAR	INCEPTION[2]
Manning & Napier Fund, Inc. - Financial Services Series[3]	24.84%	-5.05%	-2.64%
S&P 500 Total Return Index[4]	16.01%	1.68%	4.61%
S&P 500 Financial Services Index[4]	28.94%	-8.82%	-5.24%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception2 (7/1/05) to present (12/31/12) to the S&P 500 Total Return Index and the S&P 500 Financial Services Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended December 31, 2012.

4The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financial Services Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike the Series returns, do not reflect any fees or expenses.

2

Financial Services Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/12	12/31/12	7/1/12-12/31/12
Actual	$1,000.00	$1,144.40	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Financial Services Series

Portfolio Composition as of December 31, 2012

(unaudited)

Top Ten Stock Holdings[2]
MarketAxess Holdings, Inc.	5.8%	Discover Financial Services	4.9%
HSBC Holdings plc - ADR (United Kingdom)	5.7%	Wells Fargo & Co.	4.6%
JPMorgan Chase & Co.	5.5%	Moody’s Corp.	4.4%
The Western Union Co.	5.2%	JSE Ltd. (South Africa)	4.2%
Admiral Group plc (United Kingdom)	5.0%	Brasil Insurance Participacoes e
		Administracao S.A. (Brazil)	3.9%
[2] As a percentage of total investments.

4

Financial Services Series

Investment Portfolio - December 31, 2012

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 90.6%

Consumer Discretionary - 2.8%
Media - 2.8%
The McGraw-Hill Companies, Inc.	85,000	$4,646,950

Financials - 73.7%
Capital Markets - 2.3%
Deutsche Bank AG (Germany)[1]	88,820	3,907,639

Commercial Banks - 29.5%
Barclays plc (United Kingdom)[1]	934,260	4,058,427
BNP Paribas S.A. (France)[1]	83,000	4,725,219
Cathay General Bancorp.	175,200	3,416,400
CIT Group, Inc.*	116,500	4,501,560
Glacier Bancorp, Inc.	218,300	3,211,193
HSBC Holdings plc - ADR (United Kingdom)	177,000	9,393,390
ICICI Bank Ltd. - ADR (India)	131,000	5,712,910
Standard Chartered plc (United Kingdom)[1]	246,630	6,382,753
Wells Fargo & Co.	222,950	7,620,431

		49,022,283

Consumer Finance - 8.0%
American Express Co.	90,000	5,173,200
Discover Financial Services	210,000	8,095,500

		13,268,700

Diversified Financial Services - 22.0%
JPMorgan Chase & Co.	207,000	9,101,790
JSE Ltd. (South Africa)[1]	760,000	7,022,102
MarketAxess Holdings, Inc.	274,000	9,672,200
Moody’s Corp.	146,090	7,351,249
The NASDAQ OMX Group, Inc.	137,000	3,426,370

		36,573,711

Insurance - 11.9%
Admiral Group plc (United Kingdom)[1]	433,000	8,248,063
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	659,680	6,443,761
Zurich Insurance Group AG (Switzerland)[1]	18,700	5,010,815

		19,702,639

Total Financials		122,474,972

Information Technology - 14.1%
IT Services - 14.1%
Cielo S.A. (Brazil)	194,000	5,399,785
VeriFone Systems, Inc.*	140,000	4,155,200
The Western Union Co.	630,000	8,574,300

The accompanying notes are an integral part of the financial statements.

5

Financial Services Series

Investment Portfolio - December 31, 2012

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Wirecard AG (Germany)[1]	213,314	$5,266,206

Total Information Technology		23,395,491

TOTAL COMMON STOCKS
(Identified Cost $136,540,780)		150,517,413

SHORT-TERM INVESTMENT - 9.2%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.06%
(Identified Cost $15,349,154)	15,349,154	15,349,154

TOTAL INVESTMENTS - 99.8%
(Identified Cost $151,889,934)		165,866,567
OTHER ASSETS, LESS LIABILITIES - 0.2%		375,346

NET ASSETS - 100%		$166,241,913

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

6

Financial Services Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $151,889,934) (Note 2)	$165,866,567
Dividends receivable	30,085
Foreign tax reclaims receivable	79,724
Receivable for fund shares sold	605,965

TOTAL ASSETS	166,582,341

LIABILITIES:

Accrued management fees (Note 3)	137,733
Accrued fund accounting and administration fees (Note 3)	6,376
Accrued transfer agent fees (Note 3)	2,586
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	146,894
Audit fees payable	31,032
Other payables and accrued expenses	15,433

TOTAL LIABILITIES	340,428

TOTAL NET ASSETS	$166,241,913

NET ASSETS CONSIST OF:

Capital stock	$257,412
Additional paid-in-capital	251,555,477
Undistributed net investment income	45,510
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(99,590,460)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	13,973,974

TOTAL NET ASSETS	$166,241,913

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($166,241,913/25,741,174 shares)	$6.46

The accompanying notes are an integral part of the financial statements.

7

Financial Services Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $167,513)	$5,099,295

EXPENSES:

Management fees (Note 3)	1,549,718
Fund accounting and administration fees (Note 3)	46,965
Transfer agent fees (Note 3)	15,725
Directors’ fees (Note 3)	3,016
Chief Compliance Officer service fees (Note 3)	2,441
Audit fees	29,384
Custodian fees	22,521
Miscellaneous	54,145

Total Expenses	1,723,915

NET INVESTMENT INCOME	3,375,380

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	6,071,628
Foreign currency and translation of other assets and liabilities	(55,163)

6,016,465

Net change in unrealized appreciation (depreciation) on-
Investments	24,523,579
Foreign currency and translation of other assets and liabilities	(2,835)

24,520,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	30,537,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,912,589

The accompanying notes are an integral part of the financial statements.

8

Financial Services Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/12	12/31/11
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$3,375,380	$2,309,104
Net realized gain (loss) on investments and foreign currency	6,016,465	1,994,673
Net change in unrealized appreciation (depreciation) on investments and foreign currency	24,520,744	(16,424,652)

Net increase (decrease) from operations	33,912,589	(12,120,875)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(3,252,430)	(2,311,804)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(1,388,626)	7,223,607

Net increase (decrease) in net assets	29,271,533	(7,209,072)

NET ASSETS:

Beginning of year	136,970,380	144,179,452

End of year (including undistributed net investment income of $45,510 and $24,508, respectively)	$166,241,913	$136,970,380

The accompanying notes are an integral part of the financial statements.

9

Financial Services Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$5.28	$5.84	$5.55	$5.14	$9.34

Income (loss) from investment operations:
Net investment income	0.13 [1]	0.09 [1]	0.07 [1]	0.10 [1]	0.17
Net realized and unrealized gain (loss) on investments	1.18	(0.56)	0.29	0.44	(4.19)

Total from investment operations	1.31	(0.47)	0.36	0.54	(4.02)

Less distributions to shareholders:
From net investment income	(0.13)	(0.09)	(0.07)	(0.13)	(0.18)

Net asset value - End of year	$6.46	$5.28	$5.84	$5.55	$5.14

Net assets - End of year (000’s omitted)	$166,242	$136,970	$144,179	$130,415	$129,369

Total return[2]	24.84%	(7.98%)	6.56%	10.54%	(42.98%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.11%	1.13%	1.14%	1.14%	1.12%
Net investment income	2.18%	1.58%	1.31%	2.01%	2.34%
Portfolio turnover	67%	56%	49%	98%	41%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	0.00%[3]	0.00%[3]	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Financial Services Series

Notes to Financial Statements

1.	Organization

Financial Services Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

11

Financial Services Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,646,950	$4,646,950	$—	$—
Financials	122,474,972	83,119,954	39,355,018	—
Information Technology	23,395,491	18,129,285	5,266,206	—
Mutual fund	15,349,154	15,349,154	—	—

Total assets	$165,866,567	$121,245,343	$44,621,224	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year

12

Financial Services Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

13

Financial Services Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $99,678,811 and $112,833,528 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Financial Services Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,924,809	$11,441,290	2,938,200	$16,894,131
Reinvested	498,438	3,150,126	441,059	2,236,169
Repurchased	(2,644,132)	(15,980,042)	(2,111,513)	(11,906,693)

Total	(220,885)	$(1,388,626)	1,267,746	$7,223,607

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

14

Financial Services Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Financial Services Securities

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in partnerships and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2012, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $27,351, reduce Undistributed Net Investment Income by $101,948 and increase Accumulated Net Realized Gain on Investments by $74,597. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$3,252,430	$2,311,804

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$151,889,934
Unrealized appreciation	17,054,138
Unrealized depreciation	(3,077,505)

Net unrealized appreciation	$13,976,633

Undistributed ordinary income	$45,510
Capital loss carryover	$99,590,460

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010 may get carried forward indefinitely and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

15

Financial Services Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

As of December 31, 2012, the Series had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains to the extent allowed by the tax law:

LOSS CARRYOVER	EXPIRATION DATE
$42,735,333	December 31, 2016
$51,187,679	December 31, 2017
$5,667,448	December 31, 2018

As of December 31, 2012, the Series did not have post-enactment net capital loss carryforwards.

The capital loss carryover utilized in the current year was $3,914,820.

16

Financial Services Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

17

Financial Services Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $3,252,430 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 61.92%, or if different, the maximum allowable under tax law.

18

Financial Services Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

19

Financial Services Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

21

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing
Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 – Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Financial Services Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

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24

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25

Financial Services Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNFNS-12/12-AR

REAL ESTATE SERIES
www.manning-napier.com

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, the Advisor bases our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

For the twelve months ending December 31, 2012, the MSCI U.S. Real Estate Investment Trust (REIT) Index (the “MSCI U.S. REIT Index”) returned 17.77%, outpacing the S&P 500 Total Return Index, which earned 16.01%. The Class S shares of the Real Estate Series experienced positive absolute performance for the year of 21.93% and outperformed the overall domestic equity market as well as the MSCI U.S. REIT Index.

The Series’ outperformance relative to the MSCI U.S. REIT Index was a result of security selection. Over the last twelve months, specific selections within Homebuilding, Lodging REITs and Hotels, and Self Storage helped relative performance as did an underweight to Residential REITs as compared to the benchmark. In contrast, a lower allocation to Retail REITs than the benchmark challenged relative results, and the Series was also slightly negatively impacted by specific selections within the Office REITs sub-sector.

At the end of 2012, the Real Estate Series was predominately invested in REITs, with the remainder of its holdings in other real estate related investments. In terms of the breakdown by sector, 17.8% of the portfolio was invested in the retail property sector, 14.4% was invested in lodging, and 16% was invested in multi-family. In general, the Advisor continues to believe that low levels of available for sale housing inventory, recovering household formation, and much improved single family affordability has created attractive investment opportunities in public homebuilders. In light of the slow growth economic environment, the Advisor believes real estate sectors such as Lodging, Homebuilding, and niche sectors such as Data Centers, Student Housing, and Lab Space are positioned to continue to benefit from ongoing improvement in supply and demand dynamics. In contrast, other sectors such as Industrial and Suburban Office may require the support of a more substantial economic growth environment before the Advisor would seek to increase exposure to these areas.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	21.93%	18.38%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	22.03%	4.16%
S&P 500 Total Return Index[5]	16.01%	11.17%
Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index[5,6]	17.77%	20.71%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception1 (11/10/09) to present (12/31/12) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.10% for Class S and 0.87% for Class I (annualized). The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S and 0.87% for Class I (annualized) the year ended December 31, 2012.

4 For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Real Estate Series - Class S.

5The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. Both Indices’ returns, unlike the Series returns, do not reflect any fees or expenses.

6The MSCI U.S. REIT Index returns are now assuming daily reinvestment of net dividends. Prior to December 31, 2010 the Index returns assumed daily reinvestment of gross dividends.

2

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12*	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD** 7/1/12-12/31/12	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,047.20	$5.68	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,041.60	$3.72	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*Class I inception date was August 1, 2012.

**Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class I Actual return information, which reflects the 153 day period ended December 31, 2012 due to its inception date of August 1, 2012). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

3

Real Estate Series

Portfolio Composition as of December 31, 2012

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	5.8%	Health Care REIT, Inc.	3.1%
Accor S.A. (France)	3.9%	Digital Realty Trust, Inc.	3.1%
BioMed Realty Trust, Inc.	3.5%	Boston Properties, Inc.	3.0%
Pebblebrook Hotel Trust	3.3%	HCP, Inc.	3.0%
Host Hotels & Resorts, Inc.	3.2%	Sovran Self Storage, Inc.	2.9%
[2] As a percentage of total investments.

4

Real Estate Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.8%

Consumer Discretionary - 14.8%
Hotels, Restaurants & Leisure - 7.9%
Accor S.A. (France)[1]	217,000	$7,739,780
Hyatt Hotels Corp. - Class A*	45,000	1,735,650
InterContinental Hotels Group plc (United Kingdom)[1]	146,658	4,112,365
Orient-Express Hotels Ltd. - ADR - Class A*	168,190	1,966,141

		15,553,936

Household Durables - 6.9%
DR Horton, Inc.	189,450	3,747,321
Lennar Corp. - Class A	109,846	4,247,745
NVR, Inc.*	2,131	1,960,520
Toll Brothers, Inc.*	112,662	3,642,362

		13,597,948

Total Consumer Discretionary		29,151,884

Financials - 83.0%
Real Estate Management & Development - 1.2%
General Shopping Brasil S.A. (Brazil)*	291,000	1,516,469
Thomas Properties Group, Inc.	140,800	761,728

		2,278,197

REITS - Apartments - 16.0%
American Campus Communities, Inc.	62,960	2,904,345
Apartment Investment & Management Co. - Class A	98,000	2,651,880
Associated Estates Realty Corp.	194,728	3,139,015
AvalonBay Communities, Inc.	25,150	3,410,089
Camden Property Trust	49,610	3,383,898
Education Realty Trust, Inc.	129,690	1,379,902
Equity Residential	60,250	3,414,368
Home Properties, Inc.	41,440	2,540,686
Mid-America Apartment Communities, Inc.	51,400	3,328,150
UDR, Inc.	227,730	5,415,419

		31,567,752

REITS - Diversified - 12.4%
American Assets Trust, Inc.	75,950	2,121,284
Coresite Realty Corp.	185,170	5,121,802
Digital Realty Trust, Inc.	88,522	6,009,759
DuPont Fabros Technology, Inc.	210,102	5,076,064
Land Securities Group plc (United Kingdom)[1]	160,000	2,134,574
Potlatch Corp.	12,590	493,402
Unibail-Rodamco SE (France)[1]	10,825	2,625,110
Vornado Realty Trust	11,730	939,338

		24,521,333

The accompanying notes are an integral part of the financial statements.

5

Real Estate Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Health Care - 8.6%
HCP, Inc.	129,990	$5,872,948
Health Care REIT, Inc.	99,360	6,089,774
Healthcare Realty Trust, Inc.	61,320	1,472,293
Healthcare Trust of America, Inc.	161,530	1,599,147
LTC Properties, Inc.	54,900	1,931,931

		16,966,093

REITS - Hotels - 6.5%
Host Hotels & Resorts, Inc.	405,000	6,346,350
Pebblebrook Hotel Trust	281,234	6,496,505

		12,842,855

REITS - Manufactured Homes - 1.3%
Equity Lifestyle Properties, Inc.	39,030	2,626,329

REITS - Office Property - 13.5%
Alexandria Real Estate Equities, Inc.	75,920	5,262,774
BioMed Realty Trust, Inc.	353,337	6,830,004
Boston Properties, Inc.	56,150	5,941,232
Corporate Office Properties Trust	193,214	4,826,486
Mack-Cali Realty Corp.	147,420	3,849,136

		26,709,632

REITS - Regional Malls - 11.0%
General Growth Properties, Inc.	226,800	4,501,980
The Macerich Co.	32,910	1,918,653
Simon Property Group, Inc.	72,010	11,384,061
Tanger Factory Outlet Centers	50,540	1,728,468
Taubman Centers, Inc.	26,740	2,104,973

		21,638,135

REITS - Shopping Centers - 3.2%
Cedar Realty Trust, Inc.	279,728	1,476,964
Equity One, Inc.	141,000	2,962,410
Kimco Realty Corp	96,000	1,854,720

		6,294,094

REITS - Single Tenant - 3.6%
Agree Realty Corp.	54,930	1,471,575
National Retail Properties, Inc.	118,710	3,703,752
Realty Income Corp.	48,690	1,957,825

		7,133,152

REITS - Storage - 5.7%
CubeSmart	173,770	2,531,829
Public Storage	20,000	2,899,200

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Storage (continued)
Sovran Self Storage, Inc.	93,141	$5,784,056

		11,215,085

Total Financials		163,792,657

Industrials - 1.0%
Transportation Infrastructure - 1.0%
Groupe Eurotunnel S.A. (France)[1]	248,100	1,927,929

Utilities - 0.0%
Electric Utilities - 0.0%
Prime AET&D Holdings No.1 Ltd (Australia)[2]	125,000	—

TOTAL COMMON STOCKS
(Identified Cost $149,251,085)		194,872,470

PREFERRED STOCKS - 0.5%

Financials - 0.5%
REITS - Office Property - 0.5%
MPG Office Trust, Inc., Series A, 7.625%*
(Identified Cost $952,530)	47,920	1,010,633

SHORT-TERM INVESTMENT - 0.6%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.06%
(Identified Cost $1,150,421)	1,150,421	1,150,421

TOTAL INVESTMENTS - 99.9%
(Identified Cost $151,354,036)		197,033,524
OTHER ASSETS, LESS LIABILITIES - 0.1%		260,462

NET ASSETS - 100%		$197,293,986

No. - Number

ADR - American Depository Receipt

REITS - Real Estate Investment Trusts

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor.

3Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $151,354,036) (Note 2)	$197,033,524
Dividends receivable	672,661
Receivable for fund shares sold	460,636
Foreign tax reclaims receivable	5,973

TOTAL ASSETS	198,172,794

LIABILITIES:

Accrued management fees (Note 3)	122,973
Accrued shareholder services fees (Class S)(Note 3)	35,534
Accrued fund accounting and administration fees (Note 3)	8,023
Accrued transfer agent fees (Note 3)	2,792
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	707,214
Other payables and accrued expenses	1,898

TOTAL LIABILITIES	878,808

TOTAL NET ASSETS	$197,293,986

NET ASSETS CONSIST OF:

Capital stock	$144,962
Additional paid-in-capital	149,489,259
Distributions in excess of net investment income	(933,809)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	2,913,820
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	45,679,754

TOTAL NET ASSETS	$197,293,986

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($170,898,395/ 11,731,872 shares)	$14.57

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($26,395,591/ 2,764,278 shares)	$9.55

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $75,346)	$4,933,888

EXPENSES:

Management fees (Note 3)	1,689,404
Shareholder services fees (Class S) (Notes 3)	176,427
Fund accounting and administration fees (Note 3)	53,946
Transfer agent fees (Note 3)	17,009
Chief Compliance Officer service fees (Note 3)	2,440
Directors’ fees (Note 3)	752
Custodian fees	17,787
Miscellaneous	102,969

Total Expenses	2,060,734

NET INVESTMENT INCOME	2,873,154

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	9,633,313
Foreign currency and translation of other assets and liabilities	(2,995)

9,630,318

Net change in unrealized appreciation on-
Investments	24,018,719
Foreign currency and translation of other assets and liabilities	335

24,019,054

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	33,649,372

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,522,526

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,873,154	$1,404,168
Net realized gain (loss) on investments and foreign currency	9,630,318	5,392,078
Net change in unrealized appreciation on investments and foreign currency	24,019,054	5,891,809

Net increase from operations	36,522,526	12,688,055

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(3,293,301)	(1,890,730)
From net investment income (Class I)	(782,269)	—
From net realized gain on investments (Class S)	(6,086,539)	(5,248,374)
From net realized gain on investments (Class I)	(1,381,511)	—

Total distributions to shareholders	(11,543,620)	(7,139,104)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	5,162,387	72,467,767

Net increase in net assets	30,141,293	78,016,718

NET ASSETS:

Beginning of year	167,152,693	89,135,975

End of year (including distributions in excess of net investment income of $ 933,809 and $ 0, respectively)	$197,293,986	$167,152,693

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED			FOR THE PERIOD 11/10/09[1] TO 12/31/09
	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.65	$12.58	$10.61	$10.00

Income from investment operations:
Net investment income[2]	0.21	0.15	0.12	0.02
Net realized and unrealized gain on investments	2.54	0.49	2.44	0.62

Total from investment operations	2.75	0.64	2.56	0.64

Less distributions to shareholders:
From net investment income	(0.29)	(0.15)	(0.12)	(0.02)
From net realized gain on investments	(0.54)	(0.42)	(0.47)	(0.01)

Total distributions to shareholders	(0.83)	(0.57)	(0.59)	(0.03)

Net asset value - End of period	$14.57	$12.65	$12.58	$10.61

Net assets - End of period (000’s omitted)	$170,898	$167,153	$89,136	$69,179

Total return[3]	21.93%	5.29%	24.40%	6.36%
Ratios (to average net assets)/ Supplemental Data:
Expenses**	1.10%	1.18%	1.20%	1.20%[4]
Net investment income	1.49%	1.21%	1.02%	1.43%[4]
Portfolio turnover	14%	34%	34%	3%

* Effective August 1, 2012, the shares of the Series have been designated as Class S.

** For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.01%	0.38%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class I

FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08
Net realized and unrealized gain (loss) on investments	0.32

Total from investment operations	0.40

Less distributions to shareholders:
From net investment income	(0.31)
From net realized gain on investments	(0.54)

Total distributions to shareholders	(0.85)

Net asset value - End of period	$9.55

Net assets - End of period (000’s omitted)	$26,396

Total return[3]	4.16%
Ratios (to average net assets)/ Supplemental Data:
Expenses	0.87%[4]
Net investment income	1.95%[4]
Portfolio turnover	14%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 4Annualized.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in the common stocks of companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. Effective August 1, 2012, the Class A shares of the Series have been redesignated as Class S shares and the Series issued Class I shares. Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million shares have been designated as Real Estate Series Class S common stock and 100 million have been designated as Real Estate Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

13

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$29,151,884	$17,299,739	$11,852,145	$—
Financials	163,792,657	159,032,973	4,759,684	—
Industrials	1,927,929	—	1,927,929	—
Utilities	—	—	—	—	*
Preferred securities:
Financials	1,010,633	1,010,633	—	—
Mutual fund	1,150,421	1,150,421	—	—

Total assets	$197,033,524	$178,493,766	$18,539,758	$—

*Prime AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2012. However, there is no cost or market value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2012.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

14

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 and the years ended December 31, 2010 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets. Prior to August 1, 2012, this rate was 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Class S shares of the Series are subject to a shareholder service fee in accordance with a shareholder service plan adopted by the Fund’s Board. The shareholder service fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective August 1, 2012, the Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.95% of average daily net assets. Prior to August 1, 2012, this amount was 1.20%. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $27,054,842 and $29,382,273 respectively. There were no purchases or sales of U.S. Government securities.

16

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	942,190	$13,440,671	6,612,390	$78,849,308
Reinvested	641,521	9,205,525	580,212	7,029,084
Repurchased	(3,067,077)	(45,004,040)	(1,065,703)	(13,410,625)

Total	(1,483,366)	$(22,357,844)	6,126,899	$72,467,767

CLASS I	FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT
Sold	2,540,161	$25,408,795
Reinvested	225,474	2,125,283
Repurchased	(1,357)	(13,847)

Total	2,764,278	$27,520,231

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect

17

Real Estate Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2012, $268,607 was reclassified within the capital accounts to decrease Distributions in excess of Net Investment Income and decrease Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$5,584,073	$2,396,679
Long-term capital gains	5,959,547	4,742,425

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$152,358,304
Unrealized appreciation	46,232,583
Unrealized depreciation	(1,557,363)

Net unrealized appreciation	$44,675,220

Undistributed ordinary income	206,500
Undistributed long-term gains	2,777,779

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010 may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

18

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

19

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $804,630 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.72%, or if different, the maximum allowable under tax law.

20

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNRES-12/12-AR

INTERNATIONAL SERIES
www.manning-napier.com

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our its investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Despite the prevailing sense of uncertainty amongst investors, most global equity markets experienced strong positive absolute performance during 2012. For the twelve-month period ended December 31, 2012, the MSCI All Country World Index excluding the U.S.A. (ACWIxUSA) rose by 16.83%. Meanwhile, although the Class S shares of the International Series underperformed the benchmark, they provided strong positive absolute returns for the year of 15.93%.

Manning & Napier believes that measuring performance over market cycles better captures a manager’s ability to add value across varied market conditions. In addition to the positive absolute performance during the past year, the International Series continues to provide positive absolute returns over the current international stock market cycle and has outperformed the MSCI ACWIxUS Index benchmark since the cycle began on April 1, 2003.

For the year, the Series’ moderate underperformance was driven by its equity holdings rather than regional, country, and sector allocations, all of which aided relative returns. Equity holdings in countries including Switzerland, France, and Canada detracted from relative performance. This was partially offset by holdings in Emerging Market countries, including Brazil and India, which generated strong returns and contributed positively to relative performance during the twelve-month period. The Series’ largest portfolio positions continue to be in Europe and the Middle East, where a notable overweight compared to the benchmark aided relative returns. Within the regions, the Advisor continues to seek out fundamentally-strong companies that are well-positioned for growth but whose equity prices have been held down by ongoing stresses in the market. A notable underweight to the Pacific region versus the benchmark also aided relative returns, as the Advisor maintained limited holdings in Japan in light of the adverse macroeconomic conditions that existed in the country throughout much of the year.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we believe the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	15.93%	0.26%	10.28%	8.39%
Manning & Napier Fund, Inc. - International Series - Class I3,4	16.18%	0.31%	10.31%	5.88%
S&P 500 Total Return Index[5]	16.01%	1.68%	7.11%	8.40%
MSCI All Country World Index ex U.S.A.[5]	16.83%	-2.89%	9.74%	6.47%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2012 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.A.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI All Country World Index ex U.S.A. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.10% for Class S and 0.85% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.17% for Class S and 0.94% for Class I (annualized) for the year ended December 31, 2012.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. -International Series - Class S.

5The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S.A. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike the Series returns, do not reflect any fees or expenses.

2

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,145.70	$5.95	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,147.10	$4.60	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data for Class S and 292 days for Class I (commencement of operations was March 15, 2012). The Class’ total return would have been lower had certain expenses not been waived during the period.

3

International Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 91.1%

Consumer Discretionary - 14.4%
Auto Components - 1.0%
Hankook Tire Co. Ltd. (South Korea)*[1]	145,591	$6,391,684

Automobiles - 1.3%
Hero Motocorp Ltd. (India)[1]	42,450	1,485,583
Maruti Suzuki India Ltd. (India)[1]	44,940	1,231,443
Yamaha Motor Co. Ltd. (Japan)[1]	566,900	6,279,965

		8,996,991

Hotels, Restaurants & Leisure - 0.9%
Indian Hotels Co. Ltd. (India)[1]	5,361,450	6,201,599

Household Durables - 1.1%
LG Electronics, Inc. (South Korea)[1]	74,000	5,135,863
Rodobens Negocios Imobiliarios S.A. (Brazil)	367,000	2,267,424

		7,403,287

Media - 4.8%
Mediaset Espana Comunicacion S.A. (Spain)[1]	2,208,600	15,008,212
Reed Elsevier plc - ADR (United Kingdom)	60,311	2,535,474
Societe Television Francaise 1 (France)[1]	327,530	3,853,359
Wolters Kluwer N.V. (Netherlands)[1]	322,347	6,621,588
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	945,000	3,704,659

		31,723,292

Multiline Retail - 0.9%
PPR (France)[1]	31,130	5,846,580

Specialty Retail - 2.1%
Belle International Holdings Ltd. (Hong Kong)[1]	3,390,000	7,497,240
Hennes & Mauritz AB - Class B (Sweden)[1]	129,000	4,470,759
Komeri Co. Ltd. (Japan)[1]	67,000	1,692,607

		13,660,606

Textiles, Apparel & Luxury Goods - 2.3%
Burberry Group plc (United Kingdom)[1]	184,000	3,698,690
Daphne International Holdings Ltd. (China)[1]	4,548,000	6,331,478
Hugo Boss AG (Germany)*[1]	47,000	4,994,964

		15,025,132

Total Consumer Discretionary		95,249,171

Consumer Staples - 17.9%
Beverages - 4.9%
Carlsberg A/S - Class B (Denmark)[1]	80,000	7,881,315
Diageo plc (United Kingdom)[1]	322,810	9,402,413
Kirin Holdings Co. Ltd. (Japan)[1]	600,000	7,059,599

The accompanying notes are an integral part of the financial statements.

5

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	1,300,000	$7,748,376

		32,091,703

Food & Staples Retailing - 2.4%
Carrefour S.A. (France)[1]	165,082	4,250,445
Casino Guichard-Perrachon S.A. (France)[1]	34,170	3,272,905
President Chain Store Corp. (Taiwan)[1]	352,320	1,890,322
Tesco plc (United Kingdom)[1]	1,217,410	6,706,231

		16,119,903

Food Products - 7.9%
Barry Callebaut AG (Switzerland)[1]	4,400	4,256,733
BRF - Brasil Foods S.A. (Brazil)	315,000	6,490,769
Charoen Pokphand Foods PCL (Thailand)[1]	3,841,800	4,258,002
Danone S.A. (France)[1]	107,012	7,049,147
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	2,604,000	6,742,523
Nestle S.A. (Switzerland)[1]	105,220	6,864,918
Unilever plc - ADR (United Kingdom)	420,230	16,271,306

		51,933,398

Household Products - 1.9%
Hindustan Unilever Ltd. (India)[1]	250,540	2,413,540
Reckitt Benckiser Group plc (United Kingdom)[1]	164,270	10,427,845

		12,841,385

Personal Products - 0.2%
Kao Corp. (Japan)[1]	47,000	1,224,705

Tobacco - 0.6%
Gudang Garam Tbk PT (Indonesia)[1]	730,000	4,277,344

Total Consumer Staples		118,488,438

Energy - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Petroleo Brasileiro S.A. - ADR (Brazil)	240,000	4,632,000
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	3,154,873
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	6,222,724
Statoil ASA (Norway)[1]	237,000	5,973,496

Total Energy		19,983,093

Financials - 6.4%
Capital Markets - 0.1%
OSK Holdings Berhad (Malaysia)[1]	2,141,737	1,012,936

Commercial Banks - 1.0%
Hong Leong Financial Group Berhad (Malaysia)[1]	1,462,800	6,335,291

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance - 3.8%
Allianz SE (Germany)[1]	40,870	$5,697,184
AXA S.A. (France)[1]	211,372	3,795,371
Mapfre S.A. (Spain)[1]	1,877,000	5,783,323
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	40,610	7,331,271
Zurich Insurance Group AG (Switzerland)[1]	10,500	2,813,559

		25,420,708

Real Estate Investment Trusts (REITS) - 1.1%
Alstria Office REIT AG (Germany)[1]	595,480	7,271,364

Thrifts & Mortgage Finance - 0.4%
Aareal Bank AG (Germany)*[1]	115,790	2,424,785

Total Financials		42,465,084

Health Care - 11.1%
Health Care Equipment & Supplies - 1.5%
Carl Zeiss Meditec AG (Germany)[1]	232,000	6,688,666
Straumann Holding AG (Switzerland)[1]	25,776	3,165,192

		9,853,858

Health Care Providers & Services - 2.3%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	50,000	1,715,000
Odontoprev S.A. (Brazil)	1,476,000	7,735,033
Qualicorp S.A. (Brazil)*	529,000	5,479,897

		14,929,930

Life Sciences Tools & Services - 1.1%
Gerresheimer AG (Germany)[1]	141,000	7,492,069

Pharmaceuticals - 6.2%
AstraZeneca plc (United Kingdom)[1]	27,960	1,325,023
AstraZeneca plc - ADR (United Kingdom)	229,150	10,831,921
Bayer AG (Germany)[1]	100,000	9,536,233
GlaxoSmithKline plc (United Kingdom)[1]	172,980	3,766,192
Novartis AG - ADR (Switzerland)	49,000	3,101,700
Shire plc (Ireland)[1]	195,160	6,003,370
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	34,900	1,559,856
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	140,000	5,227,600

		41,351,895

Total Health Care		73,627,752

Industrials - 16.6%
Commercial Services & Supplies - 1.2%
Taiwan Secom Co. Ltd. (Taiwan)[1]	777,210	1,736,277
Tomra Systems ASA (Norway)[1]	689,080	6,270,122

		8,006,399

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 0.9%
Larsen & Toubro Ltd. (India)[1]	206,270	$6,124,645

Electrical Equipment - 4.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	342,000	7,110,180
Alstom S.A. (France)[1]	295,560	11,906,382
Bharat Heavy Electricals Ltd. (India)[1]	150,400	635,651
Schneider Electric S.A. (France)[1]	66,000	4,833,916
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	3,142,693

		27,628,822

Industrial Conglomerates - 3.9%
Siemens AG (Germany)[1]	237,600	25,981,841

Machinery - 2.5%
FANUC Corp. (Japan)[1]	71,000	13,209,522
Jain Irrigation Systems Ltd. (India)[1]	2,125,900	2,944,174
Jain Irrigation Systems Ltd. - DVR (India)[1]	44,872	30,589

		16,184,285

Professional Services - 1.0%
Experian plc (United Kingdom)[1]	405,980	6,543,183

Trading Companies & Distributors - 1.3%
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	519,400	8,624,957

Transportation Infrastructure - 1.6%
Malaysia Airports Holdings Berhad (Malaysia)[1]	6,083,700	10,364,970

Total Industrials		109,459,102

Information Technology - 11.2%
Communications Equipment - 0.8%
Alcatel-Lucent - ADR (France)*	4,100,000	5,699,000

Electronic Equipment, Instruments & Components - 2.8%
Hitachi Ltd. (Japan)[1]	2,158,000	12,698,769
Keyence Corp. (Japan)[1]	17,209	4,772,480
Yageo Corp. (Taiwan)*[1]	2,931,000	934,193

		18,405,442

Internet Software & Services - 0.8%
NHN Corp. (South Korea)[1]	23,950	5,087,525

IT Services - 1.3%
Cap Gemini S.A. (France)[1]	202,320	8,846,998

Semiconductors & Semiconductor Equipment - 2.0%
Samsung Electronics Co. Ltd. (South Korea)[1]	9,260	13,304,767

Software - 3.5%
Aveva Group plc (United Kingdom)[1]	103,000	3,696,214

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
SAP AG (Germany)[1]	239,440	$19,254,112

		22,950,326

Total Information Technology		74,294,058

Materials - 4.7%
Chemicals - 4.7%
BASF SE (Germany)[1]	159,100	15,044,565
Linde AG (Germany)[1]	92,500	16,182,809

Total Materials		31,227,374

Telecommunication Services - 5.0%
Diversified Telecommunication Services - 3.8%
Swisscom AG - ADR (Switzerland)[2]	106,400	4,601,800
Telefonica S.A. - ADR (Spain)	707,000	9,537,430
Telenor ASA - ADR (Norway)[2]	184,380	11,199,241

		25,338,471

Wireless Telecommunication Services - 1.2%
SK Telecom Co. Ltd. - ADR (South Korea)	489,190	7,743,878

Total Telecommunication Services		33,082,349

Utilities - 0.8%
Multi-Utilities - 0.2%
GDF Suez (France)[1]	51,850	1,067,912

Water Utilities - 0.6%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	3,888,889

Total Utilities		4,956,801

TOTAL COMMON STOCKS
(Identified Cost $556,778,935)		602,833,222

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 8.8%

Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.06%, (Identified Cost $ 57,984,578)	57,984,578	$57,984,578

TOTAL INVESTMENTS - 99.9%
(Identified Cost $ 614,763,513)		660,817,800
OTHER ASSETS, LESS LIABILITIES - 0.1%		716,240

NET ASSETS - 100%		$661,534,040

ADR - American Depository Receipt

DVR - Differential Voting Rights

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2012.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Germany 19.6%; United Kingdom 11.4%.

The accompanying notes are an integral part of the financial statements.

10

International Series

Statement of Assets & Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $614,763,513) (Note 2)	$660,817,800
Foreign currency (identified cost $3,291,943)	3,293,219
Receivable for fund shares sold	2,361,479
Foreign tax reclaims receivable	904,359
Dividends receivable	756,911

TOTAL ASSETS	668,133,768

LIABILITIES:

Accrued management fees (Note 3)	340,695
Accrued shareholder services fees (Class S) (Note 3)	118,010
Accrued foreign capital gains tax (Note 2)	88,432
Accrued transfer agent fees (Note 3)	44,083
Accrued fund accounting and administration fees (Note 3)	18,752
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for securities purchased	3,293,219
Payable for fund shares repurchased	2,502,968
Other payables and accrued expenses	193,195

TOTAL LIABILITIES	6,599,728

TOTAL NET ASSETS	$661,534,040

NET ASSETS CONSIST OF:

Capital stock	$742,094
Additional paid-in-capital	620,152,306
Distributions in excess of net investment income	(79,897)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(5,231,144)
Net unrealized appreciation on investments (net of foreign capital gains tax of $88,432), foreign currency and translation of other assets and liabilities	45,950,681

TOTAL NET ASSETS	$661,534,040

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($565,609,356/65,045,964 shares)	$8.70

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($95,924,684/9,163,482 shares)	$10.47

The accompanying notes are an integral part of the financial statements.

11

International Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,772,397)	$14,726,203

EXPENSES:

Management fees (Note 3)	4,582,474
Shareholder services fees (Class S)(Note 3)	1,377,019
Transfer agent fees (Note 3)	269,820
Fund accounting and administration fees (Note 3)	116,252
Directors’ fees (Note 3)	12,261
Chief Compliance Officer service fees (Note 3)	2,441
Custodian fees	394,028
Miscellaneous	257,145

Total Expenses	7,011,440
Less reduction of expenses (Note 3)	(440,950)

Net Expenses	6,570,490

NET INVESTMENT INCOME	8,155,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments (net of India tax of $379,384)	(1,326,721)
Foreign currency and translation of other assets and liabilities	(74,336)

(1,401,057)

Net change in unrealized appreciation (depreciation) on- Investments (net of increase in accrued foreign capital gains tax of $88,065)	79,567,690
Foreign currency and translation of other assets and liabilities	888

79,568,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	78,167,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,323,234

The accompanying notes are an integral part of the financial statements.

12

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,155,713	$6,388,364
Net realized gain (loss) on investments and foreign currency	(1,401,057)	(2,233,797)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	79,568,578	(79,628,812)

Net increase (decrease) from operations	86,323,234	(75,474,245)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,468,512)	(6,221,472)
From net investment income (Class I)	(965,618)	—
From return of capital (Class S)	(577,095)	—
From return of capital (Class I)	(86,357)	—
From net realized gain on investments (Class S)	—	(447,449)

Total distributions to shareholders	(8,097,582)	(6,668,921)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	70,041,655	278,211,397

Net increase in net assets	148,267,307	196,068,231

NET ASSETS:

Beginning of year	513,266,733	317,198,502

End of year (including distributions in excess of net investment income of $79,897 and $2,580,966, respectively)	$661,534,040	$513,266,733

The accompanying notes are an integral part of the financial statements.

13

International Series

Financial Highlights - Class S

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.61	$8.85	$8.39	$6.57	$10.87

Income (loss) from investment operations:
Net investment income	0.10 [1]	0.13 [1]	0.14 [1]	0.14 [1]	0.22
Net realized and unrealized gain (loss) on investments	1.10	(1.26)	0.86	2.10	(3.82)

Total from investment operations	1.20	(1.13)	1.00	2.24	(3.60)

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.19)	(0.16)	(0.21)
From return of capital	(0.01)	—	—	—	—
From net realized gain on investments	—	(0.01)	(0.35)	(0.26)	(0.49)

Total distributions to shareholders	(0.11)	(0.11)	(0.54)	(0.42)	(0.70)

Net asset value - End of year	$8.70	$7.61	$8.85	$8.39	$6.57

Net assets - End of year (000’s omitted)	$565,609	$513,267	$317,199	$267,100	$182,273

Total return[2]	15.78%	(12.82%)	12.04%	34.23%	(33.25%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.16%	1.15%	1.15%	1.15%
Net investment income	1.30%	1.49%	1.68%	1.90%	2.49%
Portfolio turnover	22%	7%	13%	17%	9%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	0.07%	N/A	0.00%[3]	0.00%[3]	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

International Series

Financial Highlights - Class I

FOR THE PERIOD 3/15/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain (loss) on investments	0.46

Total from investment operations	0.59

Less distributions to shareholders:
From net investment income	(0.11)
From return of capital	(0.01)

Total distributions to shareholders	(0.12)

Net asset value - End of period	$10.47

Net assets - End of period (000’s omitted)	$95,925

Total return[3]	5.88%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.85%[4]
Net investment income	1.67%[4]
Portfolio turnover	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Class I shares of the Series were issued on March 15, 2012. Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

16

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$95,249,171	$4,802,898	$90,446,273	$—
Consumer Staples	118,488,438	29,504,598	88,983,840	—
Energy	19,983,093	10,854,724	9,128,369	—
Financials	42,465,084	—	42,465,084	—
Health Care	73,627,752	34,091,151	39,536,601	—
Industrials	109,459,102	15,735,137	93,723,965	—
Information Technology	74,294,058	5,699,000	68,595,058	—
Materials	31,227,374	—	31,227,374	—
Telecommunication Services	33,082,349	17,281,308	15,801,041	—
Utilities	4,956,801	3,888,889	1,067,912	—
Mutual fund	57,984,578	57,984,578	—	—

Total assets	$660,817,800	$179,842,283	$480,975,517	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

As of December 31, 2012, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder service fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’s shareholder service fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $440,950 for the year ended December 31, 2012, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program,

19

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $214,348,013 and $123,053,983 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	26,541,777	$213,267,622	39,738,147	$345,262,813
Reinvested	763,100	6,598,467	858,309	6,430,759
Repurchased	(29,704,876)	(240,426,328)	(8,992,251)	(73,482,175)

Total	(2,399,999)	$(20,560,239)	31,604,205	$278,211,397

CLASS I	FOR THE PERIOD 3/15/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT
Sold	9,564,837	$94,375,423
Reinvested	101,087	1,051,975
Repurchased	(502,442)	(4,825,504)

Total	9,163,482	$90,601,894

Approximately 48% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

20

International Series

Notes to Financial Statements (continued)

7.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late-year losses and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2012, amounts were reclassified within the capital accounts to reduce Accumulated Net Realized Loss on Investments by $1,779,486 and increase Distributions in Excess of Net Investment Income by $1,779,486. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$7,434,130	$6,668,921
Return of capital	663,452	—

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$617,031,745
Unrealized appreciation	97,237,287
Unrealized depreciation	(53,451,232)

Net unrealized appreciation	$43,786,055

Capital loss carryover	$2,997,938
Qualified late-year losses[1]	$44,871

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series had no pre-enactment net capital losses and had post-enactment net short-term capital loss carryforward of $2,997,938.

21

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

22

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $9,068,261 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2012. The Series had $16,048,999 in foreign source income and paid foreign taxes of $1,634,131.

23

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory

Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

24

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002.
President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2012)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNINT-12/12-AR

WORLD OPPORTUNITIES SERIES
www.manning-napier.com

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, we base our investment decisions on prevailing market conditions and fundamentals. Doing so allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Despite the prevailing sense of uncertainty amongst investors, most global equity markets experienced strong positive absolute performance during 2012. For the twelve-month period ended December 31, 2012, the MSCI All Country World Index excluding the USA (ACWIxUSA) rose by 16.83%. The World Opportunities Series increased by 18.81% during the same time period, earning strong positive absolute returns and outperforming the benchmark for the year.

Manning & Napier believes that measuring performance over market cycles better captures a manager’s ability to add value across varied market conditions. In addition to the positive performance during the past year, both on an absolute and relative basis, the World Opportunities Series continues to provide positive absolute returns over the current international stock market cycle and has outperformed the MSCI ACWIxUSA Index benchmark since the cycle began on April 1, 2003.

For the year, outperformance was driven by specific stock selections. Certain investments in the Consumer Discretionary, Industrials, and Materials sectors contributed positively to relative performance. Many of the investments that delivered strong returns during the twelve-month period were identified as fitting the Advisor’s Strategic Profile strategy. Companies that fit the Strategic Profile strategy must display a variety of attractive fundamental characteristics. Some of these key traits include, but are not limited to, a leading and/ or growing share of the business’ target market, a strong position in an expanding industry, differentiated product/service offerings, a sustainable competitive advantage, and pricing power. Throughout the year, as investors increased their appetite for risk, many of these companies enjoyed solid gains. However, specific holdings in the Financials, Health Care, and Energy sectors detracted from relative returns during the year. Similarly, overall sector positioning challenged relative performance. In particular, an underweight allocation to Financials as compared to the benchmark detracted from relative returns, although this was partially offset by an underweight allocation to Telecommunication Services and a lack of exposure to Utilities, each of which aided relative returns.

From a country standpoint, specific holdings in the United Kingdom, Brazil, Ireland, and China contributed positively to relative performance. However, an overweight allocation to Spain relative to the benchmark challenged returns. Overall, the Series is most heavily weighted to Europe and the Middle East, where it is significantly overweight as compared to the benchmark; conversely, the Series is underweight relative to the benchmark to Emerging Markets and the Pacific Region. In Europe, the Advisor continues to seek strong, multinational companies that have clear growth drivers, but whose equity prices are being pulled down by the ongoing stresses related to the sovereign debt crisis.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, we feel the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	18.81%	-1.93%	9.83%	8.48%
MSCI All Country World Index ex U.S.A.[4]	16.83%	-2.89%	9.74%	5.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2012 to the MSCI All Country World Index ex U.S.A.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S.A. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.08%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for the year ended December 31, 2012.

4The MSCI All Country World Index ex U.S.A. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike the Series returns, the Index returns do not reflect any fees or expenses.

2

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,131.80	$5.70
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

World Opportunities Series

Portfolio Composition as of December 31, 2012

(unaudited)

Country Allocation[1]

Cash, short-term investment, and other assets, less liabilities- 2.3%
Australia - 3.2%
Brazil - 2.7%
Canada- 8.7%
China - 2.3%
Denmark - 3.3%
France - 14.5%
Germany - 5.1%
Ireland - 4.8%
Japan - 9.8%
Netherlands - 3.0%
Norway - 3.4%
Switzerland - 8.2%
United Kingdom - 17.2%
United States - 7.0%
Miscellaneous[2] - 4.5%

[1]As a percentage of net assets

[2]Miscellaneous

- Belgium 1.6%
- Greece 0.2%
- Hong Kong 0.3%
- Italy 0.6%
- South Africa 0.6%
- Spain 0.4%
- Thailand 0.8%

Sector Allocation[3]

Cash, short-term investment, and other assets, less liabilities - 2.3%
Telecommunication Services - 2.3%
Materials - 9.4%
Information Technology - 7.9%
Industrials - 13.3%
Health Care - 9.5%
Financials - 3.9%
Energy - 16.8%
Consumer Staples - 18.8%
Consumer Discretionary - 15.8%

[3]As a percentage of net assets.

4

World Opportunities Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.7%

Consumer Discretionary - 15.8%
Automobiles - 4.0%
Suzuki Motor Corp. (Japan)[1]	3,120,100	$81,647,769
Toyota Motor Corp. (Japan)[1]	4,180,100	195,194,559

		276,842,328

Diversified Consumer Services - 0.5%
Anhanguera Educacional Participacoes S.A. (Brazil)	2,129,900	35,961,242

Hotels, Restaurants & Leisure - 2.3%
Accor S.A. (France)[1]	4,402,960	157,041,216

Internet & Catalog Retail - 0.3%
Ocado Group plc (United Kingdom)*[1]	13,726,990	19,609,937

Media - 5.8%
British Sky Broadcasting Group plc (United Kingdom)[1]	9,011,350	113,655,372
Societe Television Francaise 1 (France)[1,2]	10,709,300	125,993,897
Virgin Media, Inc. - ADR (United Kingdom)	4,392,860	161,437,605

		401,086,874

Multiline Retail - 1.1%
Marks & Spencer Group plc (United Kingdom)[1]	11,668,470	73,297,310

Textiles, Apparel & Luxury Goods - 1.8%
Adidas AG (Germany)[1]	1,003,550	89,566,537
Burberry Group plc (United Kingdom)[1]	1,847,910	37,145,903

		126,712,440

Total Consumer Discretionary		1,090,551,347

Consumer Staples - 18.8%
Beverages - 3.2%
Anheuser-Busch InBev N.V. (Belgium)[1]	804,960	70,099,994
Carlsberg A/S - Class B (Denmark)[1]	767,750	75,635,995
SABMiller plc (United Kingdom)[1]	1,605,600	74,518,071

		220,254,060

Food & Staples Retailing - 6.6%
Carrefour S.A. (France)[1]	6,126,580	157,743,965
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	4,013,930	25,645,738
Koninklijke Ahold N.V. (Netherlands)[1]	5,610,610	75,233,118
Tesco plc (United Kingdom)[1]	36,235,270	199,605,801

		458,228,622

Food Products - 6.8%
Charoen Pokphand Foods PCL (Thailand)[1]	49,958,730	55,371,014
Danone S.A. (France)[1]	3,072,160	202,370,835
Nestle S.A. (Switzerland)[1]	2,187,530	142,722,051

The accompanying notes are an integral part of the financial statements.

5

World Opportunities Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	1,833,250	$70,983,440

		471,447,340

Household Products - 0.9%
Reckitt Benckiser Group plc (United Kingdom)[1]	943,630	59,901,546

Personal Products - 1.3%
Beiersdorf AG (Germany)[1]	1,130,180	92,540,411

Total Consumer Staples		1,302,371,979

Energy - 16.8%
Energy Equipment & Services - 7.6%
Cie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	3,970,420	120,647,150
Petroleum Geo-Services ASA (Norway)[1]	2,414,580	42,055,671
Schlumberger Ltd. (United States)	4,187,500	290,151,875
Trican Well Service Ltd. (Canada)	5,492,310	72,443,055

		525,297,751

Oil, Gas & Consumable Fuels - 9.2%
Cameco Corp. (Canada)	6,450,070	127,195,380
Encana Corp. (Canada)	8,165,620	161,352,651
Petroleo Brasileiro S.A. - ADR (Brazil)	7,771,850	149,996,705
Talisman Energy, Inc. (Canada)	17,790,020	201,204,107

		639,748,843

Total Energy		1,165,046,594

Financials - 3.9%
Commercial Banks - 1.6%
HSBC Holdings plc (United Kingdom)[1]	10,619,200	112,529,807

Insurance - 1.4%
Admiral Group plc (United Kingdom)[1]	4,921,290	93,743,897

Real Estate Investment Trusts (REITS) - 0.9%
Land Securities Group plc (United Kingdom)[1]	4,864,580	64,898,778

Total Financials		271,172,482

Health Care - 9.5%
Health Care Equipment & Supplies - 1.9%
BioMerieux (France)[1]	217,419	20,727,778
GN Store Nord A/S (Denmark)[1]	1,832,180	26,627,051
Mindray Medical International Ltd. - ADR (China)	2,641,800	86,386,860

		133,741,689

Health Care Providers & Services - 2.9%
Life Healthcare Group Holdings Ltd. (South Africa)[1]	11,016,850	44,184,359

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Sonic Healthcare Ltd. (Australia)[1]	11,081,960	$154,689,621

		198,873,980

Life Sciences Tools & Services - 2.6%
Lonza Group AG (Switzerland)[1,2]	1,999,721	108,357,252
QIAGEN N.V. (Netherlands)*[1]	3,950,010	71,737,072

		180,094,324

Pharmaceuticals - 2.1%
Novo Nordisk A/S - Class B (Denmark)[1]	677,180	110,269,727
Santen Pharmaceutical Co. Ltd. (Japan)[1]	849,000	32,612,624

		142,882,351

Total Health Care		655,592,344

Industrials - 13.3%
Airlines - 3.1%
Ryanair Holdings plc - ADR (Ireland)	6,233,320	213,678,210

Commercial Services & Supplies - 0.5%
Edenred (France)[1]	1,077,759	33,333,468

Electrical Equipment - 1.4%
Nexans S.A. (France)[1]	1,217,530	54,485,001
Prysmian S.p.A. (Italy)[1]	2,048,430	40,888,904

		95,373,905

Industrial Conglomerates - 1.2%
Siemens AG (Germany)[1]	743,340	81,285,108

Machinery - 1.9%
FANUC Corp. (Japan)[1]	526,300	97,917,909
Westport Innovations, Inc. - ADR (Canada)*	1,393,190	37,212,105

		135,130,014

Marine - 1.9%
D/S Norden A/S (Denmark)[1]	594,660	17,240,020
Diana Shipping, Inc. - ADR (Greece)*	2,209,670	16,130,591
Mitsui OSK Lines Ltd. (Japan)[1]	13,648,000	40,656,724
Nippon Yusen Kabushiki Kaisha (Japan)[1]	16,642,000	39,172,455
Pacific Basin Shipping Ltd. (Hong Kong)[1,3]	34,197,086	19,499,692

		132,699,482

Professional Services - 2.0%
Adecco S.A. (Switzerland)[1]	1,437,350	76,119,560
Randstad Holding N.V. (Netherlands)[1]	1,665,340	61,812,967

		137,932,527

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 0.8%
Brenntag AG (Germany)[1]	413,320	$54,453,283

Transportation Infrastructure - 0.5%
Groupe Eurotunnel S.A. (France)[1]	4,854,990	37,727,034

Total Industrials		921,613,031

Information Technology - 7.9%
Internet Software & Services - 1.0%
Tencent Holdings Ltd. (China)[1]	2,160,000	70,840,887

IT Services - 4.7%
Amdocs Ltd. - ADR (United States)*	5,707,690	194,004,383
Cap Gemini S.A. (France)[1]	2,157,440	94,339,990
Wirecard AG (Germany)[1]	1,363,800	33,668,920

		322,013,293

Semiconductors & Semiconductor Equipment - 2.2%
Sumco Corp. (Japan)*[1]	4,238,900	41,695,650
Tokyo Electron Ltd. (Japan)[1]	2,392,200	110,331,281

		152,026,931

Total Information Technology		544,881,111

Materials - 9.4%
Chemicals - 4.3%
Johnson Matthey plc (United Kingdom)[1]	2,868,330	112,677,527
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	666,800	40,694,847
Syngenta AG (Switzerland)[1]	360,160	145,499,723

		298,872,097

Construction Materials - 3.2%
CRH plc (Ireland)[1]	5,872,560	121,321,689
Holcim Ltd. (Switzerland)[1]	1,317,510	97,041,307

		218,362,996

Metals & Mining - 1.9%
Alumina Ltd. (Australia)[1]	67,685,850	64,960,973
Norsk Hydro ASA (Norway)[1]	6,256,726	31,756,210
Umicore S.A. (Belgium)[1]	679,010	37,599,036

		134,316,219

Total Materials		651,551,312

Telecommunication Services - 2.3%
Diversified Telecommunication Services - 2.3%
Telenor ASA (Norway)[1]	7,824,920	159,329,694

TOTAL COMMON STOCKS
(Identified Cost $6,546,240,449)		6,762,109,894

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.2%

Dreyfus Cash Management, Inc. - Institutional Shares[4] , 0.06%,
(Identified Cost $ 154,368,116)	154,368,116	$154,368,116

TOTAL INVESTMENTS - 99.9%
(Identified Cost $ 6,700,608,565)		6,916,478,010
OTHER ASSETS, LESS LIABILITIES - 0.1%		9,299,907

NET ASSETS - 100%		$6,925,777,917

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Affiliated company as defined by the Investment Company Act of 1940.

3Traded on Hong Kong Stock Exchange.

4Rate shown is the current yield as of December 31, 2012.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 17.2%; France - 14.5%.

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (including investments in affiliates with a market value of $234,351,149) (identified cost $6,700,608,565 including $314,216,805 in affiliates) (Note 2)	$6,916,478,010
Foreign currency (identified cost $9,398,510)	9,396,777
Cash	1,792,451
Receivable for fund shares sold	15,433,325
Foreign tax reclaims receivable	13,045,026
Dividends receivable	5,780,611

TOTAL ASSETS	6,961,926,200

LIABILITIES:

Accrued management fees (Note 3)	5,852,824
Accrued transfer agent fees (Note 3)	342,545
Accrued fund accounting and administration fees (Note 3)	152,287
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	19,431,599
Payable for securities purchased	9,767,164
Other payables and accrued expenses	601,490

TOTAL LIABILITIES	36,148,283

TOTAL NET ASSETS	$6,925,777,917

NET ASSETS CONSIST OF:

Capital stock	$8,932,915
Additional paid-in-capital	7,183,727,095
Distributions in excess of net investment income	(7,051,898)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(476,048,748)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	216,218,553

TOTAL NET ASSETS	$6,925,777,917

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($6,925,777,917/893,291,512 shares)	$7.75

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (including $17,546,094 from affiliates) (net of foreign taxes withheld, $16,936,531) (Note 2)	$176,358,816

EXPENSES:

Management fees (Note 3)	64,920,012
Transfer agent fees (Note 3)	1,809,000
Fund accounting and administration fees (Note 3)	862,674
Directors’ fees (Note 3)	123,188
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	1,309,360
Miscellaneous	945,851

Total Expenses	69,972,525

NET INVESTMENT INCOME	106,386,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (including net realized loss of $96,348,268 from affiliates) (Note 2)	(345,008,913)
Foreign currency and translation of other assets and liabilities	(3,968,479)

(348,977,392)

Net change in unrealized appreciation on-
Investments (including a net unrealized gain of $114,516,327 from affiliates) (Note 2)	1,366,144,613
Foreign currency and translation of other assets and liabilities	368,073

1,366,512,686

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	1,017,535,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,123,921,585

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$106,386,291	$210,541,375
Net realized gain (loss) on investments and foreign currency	(348,977,392)	166,635,236
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,366,512,686	(1,794,613,741)

Net increase (decrease) from operations	1,123,921,585	(1,417,437,130)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(112,268,392)	(211,565,406)
From net realized gain on investments	—	(300,648,970)

Total distributions to shareholders	(112,268,392)	(512,214,376)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(52,904,127)	1,441,254,223

Net increase (decrease) in net assets	958,749,066	(488,397,283)

NET ASSETS:

Beginning of year	5,967,028,851	6,455,426,134

End of year (including distributions in excess of net investment income of $(7,051,898) and undistributed net investment income of $2,798,682, respectively)	$6,925,777,917	$5,967,028,851

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.63	$8.61	$8.12	$5.88	$10.07

Income (loss) from investment operations:
Net investment income	0.12 [1]	0.24 [1,2]	0.07 [1]	0.04 [1]	0.10
Net realized and unrealized gain (loss) on investments	1.13	(1.64)	0.67	2.26	(4.08)

Total from investment operations	1.25	(1.40)	0.74	2.30	(3.98)

Less distributions to shareholders:
From net investment income	(0.13)	(0.24)	(0.07)	(0.06)	(0.03)
From net realized gain on investments	—	(0.34)	(0.18)	—	(0.18)

Total distributions to shareholders	(0.13)	(0.58)	(0.25)	(0.06)	(0.21)

Net asset value - End of year	$7.75	$6.63	$8.61	$8.12	$5.88

Net assets - End of year (000’s omitted)	$6,925,778	$5,967,029	$6,455,426	$4,917,459	$1,340,057

Total return[3]	18.81%	(16.14%)	9.23%	39.12%	(40.07%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.08%	1.09%	1.11%	1.17%	1.16%
Net investment income	1.64%	2.84%[2]	0.92%	0.60%	2.17%
Portfolio turnover	45%	52%	39%	42%	34%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4]	0.00%[4]	N/A

1Calculated based on average shares outstanding during the year.

2Includes a special dividend paid by one of the Series’ securities during the year. Without the special dividend, the Series’ net investment income per share, total return and net investment income ratio would have been $0.11, (17.71%) and 1.30%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$1,090,551,347	$197,398,847	$893,152,500	$—
Consumer Staples	1,302,371,979	70,983,440	1,231,388,539	—
Energy	1,165,046,594	1,002,343,773	162,702,821	—
Financials	271,172,482	—	271,172,482	—
Health Care	655,592,344	86,386,860	569,205,484	—
Industrials	921,613,031	267,020,906	654,592,125	—
Information Technology	544,881,111	194,004,383	350,876,728	—
Materials	651,551,312	—	651,551,312	—
Telecommunication Services	159,329,694	—	159,329,694	—
Mutual fund	154,368,116	154,368,116	—	—

Total assets	$6,916,478,010	$1,972,506,325	$4,943,971,685	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in securities of affiliated companies for the year ended December 31, 2012:

NAME OF ISSUER	VALUE AT 12/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/12	SHARES HELD AT 12/31/12	DIVIDEND INCOME 1/1/12 THROUGH 12/31/12	NET REALIZED GAIN (LOSS) 1/1/12 THROUGH 12/31/12
Lonza Group AG (Switzerland)	$246,370,022	$—	$105,961,724	$108,357,252	1,999,721	$8,629,007	$(104,475,927)
Mindray Medical International Ltd. - ADR (China)*	$131,720,116	$8,688,576	$82,427,760	$86,386,860	2,641,800	$1,124,796	$8,127,659
Societe Television Francaise 1 (France)	$104,173,664	$—	$—	$125,993,897	10,709,300	$7,792,291	$—

* Security was an affiliated company for the period June 27, 2011 - January 18, 2012. Amounts in the table include the entire year ended December 31, 2012.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

16

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.
The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,819,364,944 and $2,892,369,455 respectively. There were no purchases or sales of U.S. Government securities.

17

World Opportunities Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	251,477,784	$1,826,327,603	429,725,249	$3,613,514,759
Reinvested	12,218,471	93,720,261	63,389,852	412,740,391
Repurchased	(270,735,953)	(1,972,951,991)	(342,840,413)	(2,585,000,927)

Total	(7,039,698)	$(52,904,127)	150,274,688	$1,441,254,223

Approximately 2% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. In addition, one shareholder owned 106,570,526 shares (11.9% of shares outstanding) valued at $825,921,578. Investment activities of this shareholder may have a material effect on the Series.

6.	Line of Credit

The Series has entered into a $50 million credit facility (the “line of credit”) with Bank of New York Mellon. The Series may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Series pays an annual commitment fee on the unused portion of the line of credit which amounted to $49,167 for the year ended December 31, 2012, which is included in miscellaneous expenses in the Statement of Operations. Interest on the used portion is charged to the Series based on rates determined pursuant to the terms of the agreement at the time of borrowing. During the year ended December 31, 2012, the Series did not borrow under the line of credit. The line of credit has a termination date of June 7, 2013 and may be renewed annually.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2012.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in passive foreign investment companies (PFICs), foreign currency contracts, losses deferred due to wash sales, late-year ordinary losses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or

18

World Opportunities Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $3,968,479 was reclassified within the capital accounts from Distribution in Excess of Net Investment Income to Accumulated Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$112,268,392	$239,945,364
Long-term capital gains	—	272,269,012

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$6,728,281,760
Unrealized appreciation	651,193,199
Unrealized depreciation	(462,996,949)

Net unrealized appreciation	$188,196,250

Undistributed ordinary income	1,675,497
Capital loss carryover	407,580,035
Qualified late-year losses[1]	49,522,913

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series had no pre-enactment net capital losses and had post-enactment net short-term capital loss carryforwards of $175,264,492 and net long-term capital loss carryforwards of $232,315,543 respectively.

19

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

20

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $122,457,098 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.56%.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2012. The Series had $192,365,172 in foreign source income and paid foreign taxes of $10,188,706.

21

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

22

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008)
The Ashley Group (1995 - 2008)
Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000 - present)
ViroPharma, Inc. (2000 - present)
HLTH Corp. (2000 - present)
Cheyne Capital International (2000 - present)
MPM Bio-equities (2000 - 2009)
GMP Companies (2000 - 2012)
HoustonPharma (2000 - 2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNWOP-12/12-AR

OHIO TAX EXEMPT SERIES
www.manning-napier.com

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

For the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 3.40%. However, while the Ohio Tax Exempt Series slightly underperformed its benchmark, it provided a positive absolute return of 3.09% in 2012.

Similar to 2011, municipal bonds continued into 2012 with positive absolute performance. Indeed, in light of the low yield environment and concerns about higher marginal tax rates, investor demand remained strong and new issuance picked up last year. Additionally, municipal bond yields did not match last year’s yield declines in the Treasury market, meaning their relative value has increased, and yields for the sector remain attractive relative to U.S. Treasuries.

Generally, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. However, the Advisor has begun to take advantage of opportunities in both middle tier credits and the revenue sector. A middle tier credit refers to the credit quality of specific municipal bonds (below the highest rating, but above the lowest) and revenue bonds are municipal bonds that are typically used to finance income-producing projects. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the bias. This positioning aided the Series’ results in 2012.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, which allow us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	3.09%	4.50%	3.93%	4.45%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	3.40%	5.15%	4.46%	5.18%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2012 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 0.76%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for the year ended December 31, 2012.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,014.00	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 95.6%

Akron, Recreational Facilities Impt., Prerefunded Balance, G.O. Bond	6.500%	11/1/2015	Aa3	$300,000	$350,760
Akron, Various Purposes Impt., G.O. Bond	4.250%	12/1/2028	AA2	200,000	211,438
Akron, Various Purposes Impt., Series B, G.O. Bond	5.000%	12/1/2031	AA2	300,000	334,836
Allen East Local School District, Prerefunded Balance, G.O. Bond, AMBAC	4.300%	12/1/2017	WR3	285,000	306,580
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond, AGC	4.375%	2/15/2020	Aa3	100,000	114,209
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A1	200,000	234,520
Beaver Local School District, G.O. Bond	4.000%	12/1/2029	Aa2	230,000	248,349
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	Aa3	10,000	10,641
Brunswick, Limited Tax, Capital Impt., G.O. Bond	4.000%	12/1/2025	Aa2	100,000	109,627
Butler County, Water & Sewer, G.O. Bond	2.500%	12/1/2014	Aa1	100,000	103,706
Canal Winchester Local School District, G.O. Bond, AGM	4.250%	12/1/2027	Aa3	500,000	529,505
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	12/1/2025	A1	1,355,000	1,500,703
Cincinnati City School District, Construction & Impt., G.O. Bond, FGRNA	5.250%	12/1/2025	Aa2	600,000	791,550
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2020	Aa2	315,000	328,381
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2024	Aa2	500,000	521,240
Cincinnati City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2031	Aa2	1,170,000	1,219,702
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2014	Aaa	200,000	217,332
Cincinnati Water Systems, Series A, Revenue Bond	4.250%	12/1/2019	Aaa	200,000	238,806
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2036	Aaa	400,000	462,512
Cincinnati Water Systems, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2037	Aaa	400,000	462,852
Cincinnati, Series B, G.O. Bond	1.500%	12/1/2014	Aa1	360,000	367,528
Cincinnati, Various Purposes Impt., Series A, G.O. Bond	2.000%	12/1/2014	Aa1	250,000	257,613
Cincinnati, Various Purposes Impt., Series B, G.O. Bond	4.250%	12/1/2026	Aa1	170,000	189,785
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	4.000%	1/1/2014	Aa1	500,000	518,305
Columbus City School District, Facilities Construction & Impt., G.O. Bond	4.500%	12/1/2029	Aa2	500,000	552,070
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	4.250%	12/1/2032	Aa2	500,000	521,230
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2026	Aa2	250,000	273,210
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2032	Aa2	300,000	326,421

The accompanying notes are an integral part of the financial statements.

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Columbus, Limited Tax, Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	$250,000	$267,573
Columbus, Public Impt., Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2019	Aaa	895,000	957,910
Columbus, Public Impt., Series A, G.O. Bond	4.000%	6/1/2013	Aaa	500,000	507,875
Columbus, Public Impt., Series D, G.O. Bond	5.000%	12/15/2013	Aaa	100,000	104,542
Columbus, Series A, G.O. Bond	5.000%	6/15/2013	Aaa	200,000	204,352
Columbus, Various Purposes Impt., Series B, G.O. Bond	5.000%	9/1/2014	Aaa	400,000	430,972
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	466,016
Delaware County, Public Impt., Series A, G.O. Bond	4.000%	12/1/2015	Aa1	250,000	275,175
Delaware County, Series B, G.O. Bond	4.000%	12/1/2015	Aa1	200,000	220,140
Eaton Community City School District, G.O. Bond, FGRNA	4.125%	12/1/2026	Aa2	500,000	529,650
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa2	200,000	248,604
Fairview Park City School District, G.O. Bond, NATL	5.000%	12/1/2029	Aa2	315,000	349,193
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2027	Aaa	500,000	575,825
Gahanna, Public Impt., G.O. Bond, NATL	4.250%	12/1/2014	Aa1	100,000	107,117
Green, G.O. Bond	2.000%	12/1/2014	AA2	285,000	292,738
Greene County Water System, Revenue Bond	3.500%	12/1/2026	Aa2	300,000	312,885
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	124,720
Greene County, Limited Tax, G.O. Bond	4.500%	12/1/2035	Aa2	415,000	460,111
Hamilton County, Sewer Impt., Series A, Revenue Bond	3.750%	12/1/2015	Aa2	200,000	218,602
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	625,220
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2032	Aa2	100,000	111,881
Hamilton Waterworks System, Series A, Revenue Bond, AGC	4.625%	10/15/2029	Aa3	100,000	110,233
Hamilton, Series A, Revenue Bond, AGC	4.125%	10/15/2023	Aa3	120,000	133,745
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	218,412
Harrison, Various Purposes Impt., G.O. Bond, AGM	5.250%	12/1/2038	Aa3	275,000	319,533
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2036	Aa3	450,000	513,369
Ironton City School District, G.O. Bond, NATL	4.250%	12/1/2028	Baa2	500,000	514,710
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2015	Aa2	225,000	246,026
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2019	Aa2	705,000	770,882
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	WR3	500,000	519,680

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Licking Heights Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.250%	12/1/2023	Aa2	$1,140,000	$1,219,401
Lima, Revenue Bond, AGM	4.300%	12/1/2029	Aa3	200,000	222,512
Lorain County, Sewer System Impt., G.O. Bond	5.000%	12/1/2039	Aa2	200,000	227,086
Loveland City School District, G.O. Bond, AGM	5.000%	12/1/2015	Aa2	300,000	336,930
Lucas County, Sewer & Water District Impt., G.O. Bond	4.100%	12/1/2027	AA2	100,000	110,706
Mahoning County, Various Purposes Impt., Series B, G.O. Bond, AGC	4.375%	12/1/2035	Aa3	300,000	325,143
Mahoning Valley Sanitary District, Revenue Bond	2.125%	12/1/2015	Aa3	100,000	103,983
Marion, Limited Tax, Various Purposes Impt., Series A, G.O. Bond, AGM	4.300%	12/1/2030	Aa3	100,000	111,712
Marysville, Sewer & Wastewater, Revenue Bond, AGC, XLCA	4.750%	12/1/2046	Aa3	180,000	190,156
Marysville, Various Purposes Impt., G.O. Bond	2.000%	12/1/2013	Aa3	155,000	156,964
Mason, Limited Tax, Various Purposes Impt., G.O. Bond	4.250%	12/1/2027	Aaa	925,000	1,004,596
Maumee City School District, G.O. Bond, AGM	4.600%	12/1/2031	Aa3	260,000	264,129
Mentor City, Public Impt., G.O. Bond	2.000%	12/1/2014	Aa1	200,000	204,844
Miami County, Various Purposes Impt., G.O. Bond	2.000%	12/1/2013	Aa2	300,000	303,318
Miamisburg City School District, G.O. Bond	5.000%	12/1/2033	Aa2	250,000	284,760
Middletown, Public Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa2	230,000	270,905
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa2	100,000	117,599
Mount Healthy City School District, G.O. Bond, AGM	5.000%	12/1/2031	Aa3	200,000	223,780
Muskingum County, Limited Tax, Various Purposes Impt., G.O. Bond, AGC	4.300%	12/1/2028	Aa3	145,000	160,703
North Royalton, Various Purposes Impt., G.O. Bond	5.250%	12/1/2028	Aa2	1,025,000	1,191,973
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue Bond	5.250%	12/1/2017	AAA[2]	270,000	288,687
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa	200,000	227,180
Ohio State Water Development Authority, Pure Water, Prerefunded Balance, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	25,000	27,501
Ohio State Water Development Authority, Revenue Bond	5.500%	12/1/2018	Aaa	100,000	125,462
Ohio State Water Development Authority, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	164,910
Ohio State Water Development Authority, Series A, Revenue Bond	5.000%	6/1/2018	Aaa	100,000	120,922
Ohio State Water Development Authority, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	331,176
Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	12/1/2023	AAA[2]	575,000	637,715

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond, NATL	5.000%	12/1/2030	Aa1	$180,000	$187,817
Ohio State, Conservation Project, Series A, G.O. Bond	5.000%	9/1/2013	Aa1	350,000	361,049
Ohio State, Public Impt., Series A, G.O. Bond	5.000%	2/1/2014	Aa1	250,000	262,580
Ohio State, School Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	6/15/2015	Aa1	300,000	320,466
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	633,305
Olentangy Local School District, Series A, G.O. Bond, AGM	4.500%	12/1/2032	Aa1	800,000	853,160
Otsego Local School District, Prerefunded Balance, G.O. Bond, AGM	4.300%	12/1/2016	Aa3	100,000	107,572
Pickerington Local School District, G.O. Bond, NATL	4.250%	12/1/2034	Aa2	230,000	232,229
Princeton City School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2030	AA2	200,000	208,686
South Range Local School District, G.O. Bond, XLCA	4.500%	12/1/2035	A2	225,000	234,864
Springboro, Limited Tax, Public Impt., G.O. Bond	3.250%	12/1/2014	Aa1	100,000	105,212
Springboro, Limited Tax, Public Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	120,697
Summit County, Various Purposes Impt., Series R, G.O. Bond, FGRNA	5.500%	12/1/2019	Aa1	100,000	126,497
Sylvania City School District, G.O. Bond, AGC	5.000%	12/1/2025	Aa2	270,000	306,199
Sylvania, Public Impt., G.O. Bond	2.000%	12/1/2014	AA2	300,000	307,614
Symmes Township, Limited Tax, Parkland Acquisition & Impt., G.O. Bond	5.250%	12/1/2037	Aa1	100,000	118,221
Talawanda School District, Prerefunded Balance, G.O. Bond, AMBAC	5.000%	12/1/2021	Aa2	200,000	213,372
Tallmadge, G.O. Bond	4.250%	12/1/2030	Aa2	180,000	199,913
Toledo, Limited Tax, Capital Impt., G.O. Bond	3.375%	12/1/2028	A2	200,000	199,346
Twinsburg City School District, G.O. Bond, FGRNA	5.000%	12/1/2018	Aa2	100,000	108,004
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Aa2	235,000	253,574
Wadsworth City School District, G.O. Bond, AGC	5.000%	12/1/2037	AA2	180,000	197,460
Warren, Limited Tax, G.O. Bond, AGM	3.250%	12/1/2032	Aa3	285,000	289,058
West Chester Township, Public Impt., G.O. Bond, NATL	4.000%	12/1/2013	Aaa	100,000	103,387
Wood County, G.O. Bond	5.400%	12/1/2013	Aa2	5,000	5,018

TOTAL MUNICIPAL BONDS
(Identified Cost $35,494,882)					37,051,155

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 4.0%

Dreyfus AMT - Free Municipal Reserves - Class R
(Identified Cost $ 1,534,558)	1,534,558	$1,534,558

TOTAL INVESTMENTS - 99.6%
(Identified Cost $ 37,029,440)		38,585,713
OTHER ASSETS, LESS LIABILITIES - 0.4%		163,240

NET ASSETS - 100%		$38,748,953

KEY:

G.O. Bond - General Obligation

Bond Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2012, there is no rating available (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: AGM - 20.3%; NATL - 13.8%.

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $37,029,440) (Note 2)	$38,585,713
Interest receivable	194,598
Receivable for fund shares sold	25,532
Dividends receivable	3

TOTAL ASSETS	38,805,846

LIABILITIES:

Accrued management fees (Note 3)	16,548
Accrued fund accounting and administration fees (Note 3)	6,977
Accrued transfer agent fees (Note 3)	460
Accrued Chief Compliance Officer service fees (Note 3)	374
Audit fees payable	29,398
Other payables and accrued expenses	3,136

TOTAL LIABILITIES	56,893

TOTAL NET ASSETS	$38,748,953

NET ASSETS CONSIST OF:

Capital stock	$35,445
Additional paid-in-capital	37,143,928
Undistributed net investment income	13,129
Accumulated net realized gain on investments	178
Net unrealized appreciation on investments	1,556,273

TOTAL NET ASSETS	$38,748,953

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($38,748,953/3,544,513 shares)	$10.93

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$855,337
Dividends	3

Total Investment Income	855,340

EXPENSES:

Management fees (Note 3)	193,689
Fund accounting and administration fees (Note 3)	49,635
Transfer agent fees (Note 3)	2,733
Chief Compliance Officer service fees (Note 3)	2,440
Directors’ fees (Note 3)	601
Audit fees	27,928
Custodian fees	1,682
Miscellaneous	15,992

Total Expenses	294,700

NET INVESTMENT INCOME	560,640

UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	6,693
Net change in unrealized appreciation (depreciation) on investments	605,489

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	612,182

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,172,822

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$560,640	$910,494
Net realized gain on investments	6,693	557,776
Net change in unrealized appreciation on investments	605,489	1,718,313

Net increase from operations	1,172,822	3,186,583

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(605,183)	(885,902)
From net realized gain on investments	(5,319)	(562,422)

Total distributions to shareholders	(610,502)	(1,448,324)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	510,706	1,567,913

Net increase in net assets	1,073,026	3,306,172

NET ASSETS:

Beginning of year	37,675,927	34,369,755

End of year (including undistributed net investment income of $ 13,129 and $ 57,710, respectively)	$38,748,953	$37,675,927

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.77	$10.30	$10.62	$9.82	$10.43

Income (loss) from investment operations:
Net investment income	0.16 [1]	0.26 [1]	0.35 [1]	0.36 [1]	0.38
Net realized and unrealized gain (loss) on investments	0.17	0.62	(0.33)	0.91	(0.57)

Total from investment operations	0.33	0.88	0.02	1.27	(0.19)

Less distributions to shareholders:
From net investment income	(0.17)	(0.25)	(0.34)	(0.37)	(0.36)
From net realized gain on investments	— [2]	(0.16)	—	(0.10)	(0.06)

Total distributions to shareholders	(0.17)	(0.41)	(0.34)	(0.47)	(0.42)

Net asset value - End of year	$10.93	$10.77	$10.30	$10.62	$9.82

Net assets - End of year (000’s omitted)	$38,749	$37,676	$34,370	$24,875	$20,844

Total return[3]	3.09%	8.65%	0.14%	13.09%	(1.74%)

Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.76%	0.80%	0.85%	0.85%	0.85%
Net investment income	1.45%	2.41%	3.25%	3.39%	3.58%
Portfolio turnover	9%	60%	0%[4]	11%	15%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[5]	0.03%	0.01%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 1%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$37,051,155	$—	$37,051,155	$—
Mutual fund	1,534,558	1,534,558	—	—

Total assets	$38,585,713	$1,534,558	$37,051,155	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

15

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $4,374,402 and $3,243,000 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	391,877	$4,283,787	518,985	$5,420,978
Reinvested	54,363	592,114	131,225	1,404,385
Repurchased	(399,797)	(4,365,195)	(487,962)	(5,257,450)

Total	46,443	$510,706	162,248	$1,567,913

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $38 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$5,319	$83,848
Tax exempt income	605,183	885,554
Long-term capital gains	—	478,922

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$37,025,581
Unrealized appreciation	1,599,831
Unrealized depreciation	(39,699)

Net unrealized appreciation	$1,560,132

Undistributed tax exempt income	9,270
Undistributed ordinary income	178

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

18

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

19

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $605,183 as tax exempt dividends for the year ended December 31, 2012. It is the intention of the Series to designate the maximum allowable under tax law.

20

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNOTE-12/12-AR

DIVERSIFIED TAX EXEMPT SERIES
www.manning-napier.com

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

For the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 3.40%. However, while the Diversified Tax Exempt Series slightly underperformed its benchmark, it provided a positive absolute return of 3.01% in 2012.

Similar to 2011, municipal bonds continued into 2012 with positive absolute performance. Indeed, in light of the low yield environment and concerns about higher marginal tax rates, investor demand remained strong and new issuance picked up last year. Additionally, municipal bond yields did not match last year’s yield declines in the Treasury market, meaning their relative value has increased, and yields for the sector remain attractive relative to U.S. Treasuries.

Generally, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. However, the Advisor has begun to take advantage of opportunities in both middle tier credits and the revenue sector. A middle tier credit refers to the credit quality of specific municipal bonds (below the highest rating, but above the lowest) and revenue bonds are municipal bonds that are typically used to finance income-producing projects. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the bias. This positioning aided the Series’ results in 2012.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, which allow us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	3.01%	4.39%	4.01%	4.60%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	3.40%	5.15%	4.46%	5.18%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2012 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 0.57%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for the year ended December 31, 2012.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,013.00	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2012

(unaudited)

Credit Quality Ratings[2,3]		Top Ten States[4]
Aaa	29.6%	Texas	6.4%
Aa	53.3%	Massachusetts	5.6%
A	9.2%	North Carolina	5.5%
Baa	2.7%	Georgia	5.2%
Unrated investments	0.5%	Virginia	5.2%
Cash, short-term investment, and other assets, less liabilities	4.7%	Tennessee Utah	4.8% 4.5%
		Indiana	4.4%
		Florida	4.0%
		Maryland	3.9%

2As a percentage of net assets.

[3]Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

		4As a percentage of total investments.

4

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 95.3%

ALABAMA - 0.2%

Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	WR2	$665,000	$673,140

ALASKA - 0.2%

Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	Aa2	500,000	621,415

ARIZONA - 1.3%

Mesa, G.O. Bond, FGRNA	4.125%	7/1/2027	Aa2	2,215,000	2,345,508
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	1/1/2035	Aa1	1,700,000	1,850,382

					4,195,890

ARKANSAS - 1.3%

Arkansas State, G.O. Bond	4.000%	8/1/2014	Aa1	2,340,000	2,474,222
Bentonville School District No. 6, Series A, G.O. Bond	4.500%	6/1/2040	Aa2	1,000,000	1,091,560
El Dorado Water & Sewer Revenue, Water Utility Impt., Revenue Bond	3.000%	10/1/2030	A1	870,000	868,077

					4,433,859

CALIFORNIA - 0.7%

Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aa2	840,000	930,905
Oak Valley Hospital District, G.O. Bond, FGRNA	4.500%	7/1/2025	A1	1,395,000	1,445,694

					2,376,599

COLORADO - 2.0%

Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,884,390
Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, AGM	4.375%	8/1/2035	Aa2	1,420,000	1,461,379
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	A3	1,000,000	1,049,180
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa2	1,500,000	1,784,235
Southlands Metropolitan District No. 1, Water Utility Impt., Prerefunded Balance, G.O. Bond	7.125%	12/1/2034	AA3	500,000	563,895

					6,743,079

The accompanying notes are an integral part of the financial statements.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

CONNECTICUT - 0.6%

Bridgeport, Public Impt., Series A, G.O. Bond	5.000%	2/15/2024	A1	$500,000	$582,965
Hamden, G.O. Bond	5.000%	8/15/2027	A2	585,000	673,165
New Haven, Public Impt., Series A, G.O. Bond, AGM.	5.000%	3/1/2027	Aa3	500,000	580,185

					1,836,315

DELAWARE - 2.3%

Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2013	Aaa	450,000	453,623
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2014	Aaa	1,000,000	1,055,300
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2015	Aaa	1,710,000	1,879,666
Delaware State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2013	Aaa	2,720,000	2,730,962
New Castle County, Public Impt., Series A, G.O. Bond	4.250%	7/15/2026	Aaa	1,265,000	1,385,124

					7,504,675

DISTRICT OF COLUMBIA - 1.3%

District of Columbia Water & Sewer Authority, Water Utility Impt., Revenue Bond, AGM	6.000%	10/1/2014	Aa2	1,500,000	1,644,660
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2017	Aa2	2,000,000	2,213,020
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2022	Aa2	500,000	509,905

					4,367,585

FLORIDA - 3.9%

Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,805,000	1,950,194
Florida State Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1	2,000,000	2,234,080
Florida State Department of Transportation, Public Impt., Series A, G.O. Bond	4.000%	7/1/2015	Aa1	1,350,000	1,465,479
Florida State Department of Transportation, Series B, G.O. Bond	6.375%	7/1/2014	Aa1	1,000,000	1,088,710
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,926,723
Orlando Utilities Commission, Prerefunded Balance, Revenue Bond	5.250%	10/1/2014	Aa2	650,000	705,874
Palm Beach County, FPL Reclaimed Water Project, Revenue Bond	5.000%	10/1/2040	Aaa	1,020,000	1,157,098
Panama City Beach, Water Utility Impt., Revenue Bond, AGC	5.000%	6/1/2039	AA3	1,000,000	1,104,250
Tampa Bay Water Utility System, Revenue Bond	5.000%	10/1/2038	Aa2	1,000,000	1,135,380

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)

Winter Park, Water Utility Impt., Revenue Bond	5.000%	12/1/2034	Aa2	$250,000	$278,703

					13,046,491

GEORGIA - 5.2%

Atlanta, Water & Wastewater, Revenue Bond, AGM	5.000%	11/1/2043	Aa3	1,500,000	1,579,680
Augusta Water & Sewer, Water Utility Impt., Revenue Bond	4.000%	10/1/2028	A1	1,000,000	1,098,150
Catoosa County School District, School Impt., G.O. Bond	4.000%	8/1/2014	AA3	1,000,000	1,057,470
Cobb County, Water Utility Impt., Revenue Bond	4.250%	7/1/2028	Aaa	1,000,000	1,131,940
DeKalb County, Special Transportation Parks & Greenspace, G.O. Bond	4.375%	12/1/2030	Aa3	1,000,000	1,024,450
DeKalb County, Water & Sewer, Series A, Revenue Bond	5.000%	10/1/2035	Aa2	1,000,000	1,025,890
Forsyth County, Public Impt., Series B, G.O. Bond	5.000%	3/1/2013	Aaa	670,000	675,407
Fulton County Water & Sewer, Revenue Bond	5.000%	1/1/2019	Aa3	1,200,000	1,460,124
Fulton County, Water Utility Impt., Revenue Bond, FGRNA	5.000%	1/1/2035	Aa3	1,000,000	1,034,410
Georgia State, Public Impt., Series D, G.O. Bond	5.000%	7/1/2013	Aaa	1,100,000	1,126,433
Georgia State, School Impt., Series C-1, G.O. Bond	5.000%	10/1/2014	Aaa	1,415,000	1,530,719
Georgia State, Series B, G.O. Bond	5.000%	7/1/2015	Aaa	2,000,000	2,226,500
Gwinnett County Water & Sewerage Authority, Water Utility Impt., Series A, Revenue Bond	4.000%	8/1/2028	Aaa	1,000,000	1,098,800
Madison, Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	WR2	1,000,000	1,036,100

					17,106,073

HAWAII - 1.9%

Hawaii State, Series DB, G.O. Bond, NATL	5.250%	9/1/2013	Aa2	875,000	904,260
Hawaii State, Series DG, G.O. Bond, AMBAC	5.000%	7/1/2014	Aa2	500,000	534,675
Hawaii State, Series DT, G.O. Bond	5.000%	11/1/2014	Aa2	550,000	596,305
Honolulu County, Series B, G.O. Bond	5.000%	8/1/2020	Aa1	1,500,000	1,876,995
Honolulu County, Series B, Revenue Bond	3.000%	7/1/2024	Aa2	1,000,000	1,052,450
Honolulu County, Sewer Impt., Series A, Revenue Bond, FGRNA	5.000%	7/1/2035	Aa2	500,000	540,090
Honolulu County, Water Utility Impt., Prerefunded Balance, G.O. Bond, FGIC	6.000%	12/1/2014	Aa1	750,000	829,597

					6,334,372

ILLINOIS - 0.8%

Chicago, Prerefunded Balance, Series A, G.O. Bond, NATL	5.000%	1/1/2034	Aa3	170,000	170,000

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

ILLINOIS (continued)

Chicago, Unrefunded Balance, Series A, G.O. Bond, NATL	5.000%	1/1/2034	Aa3	$350,000	$350,987
Springfield Metropolitan Sanitation District, Series A, G.O. Bond	4.750%	1/1/2034	AA3	1,115,000	1,211,838
Springfield, Electric Light & Power Impt., Revenue Bond, NATL	5.000%	3/1/2035	A3	1,000,000	1,039,370

					2,772,195

INDIANA - 4.3%

Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A3	1,450,000	1,615,619
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	A3	1,015,000	1,084,893
Fort Wayne Sewage Works, Sewer Impt., Series B, Revenue Bond	2.000%	8/1/2022	Aa3	1,125,000	1,107,574
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	742,996
Indiana Municipal Power Agency, Series A, Revenue Bond, NATL	5.000%	1/1/2042	A1	1,000,000	1,095,000
Indiana Transportation Finance Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, FGIC	5.250%	6/1/2021	Aa1	2,000,000	2,139,300
Indiana Transportation Finance Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, FGIC	5.250%	6/1/2026	Aa1	1,380,000	1,476,117
Indianapolis Local Public Impt. Bond Bank, Waterworks Project, Series A, Revenue Bond, AGC	5.500%	1/1/2038	Aa3	1,000,000	1,133,410
Plainfield Sewage Works, Series A, Revenue Bond	4.650%	1/1/2027	AA3	645,000	706,707
Shelbyville Central Renovation School Building Corp., Revenue Bond, NATL	5.000%	7/15/2018	Baa2	3,000,000	3,286,050

					14,387,666

IOWA - 3.1%

Ankeny, Series B, G.O. Bond	4.000%	6/1/2013	Aa2	1,550,000	1,574,041
Cedar Rapids, Series E, G.O. Bond	3.000%	6/1/2014	Aaa	1,000,000	1,037,270
Des Moines Waterworks Board, Series B, Revenue Bond	3.000%	12/1/2025	Aa1	1,000,000	1,052,270
Des Moines, Public Impt., Series A, G.O. Bond	2.000%	6/1/2013	Aa1	1,000,000	1,007,550
Dubuque City, Series D, Revenue Bond	4.000%	6/1/2030	Aa2	470,000	491,479
Indianola Community School District, G.O. Bond, FGRNA	5.200%	6/1/2021	A1	425,000	433,024
The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

IOWA (continued)

Iowa City Community School District, G.O. Bond, AGM	4.000%	6/1/2018	Aaa	$425,000	$430,457
Linn-Mar Community School District, School Impt., Revenue Bond	4.625%	7/1/2029	A2	1,000,000	1,158,540
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aaa	995,000	1,038,671
Sioux City, Public Impt., Series A, G.O. Bond	2.000%	6/1/2014	Aa1	940,000	959,120
West Des Moines, Series B, G.O. Bond	2.000%	6/1/2014	AAA[3]	1,000,000	1,023,920

					10,206,342

KANSAS - 2.1%

Johnson County Water District No. 1, Revenue Bond.	3.250%	12/1/2030	Aaa	1,000,000	1,018,210
Miami County Unified School District No. 416 Louisburg, G.O Bond, NATL	5.000%	9/1/2018	Baa2	2,000,000	2,243,800
Reno County Unified School District No. 313, Buhler, Series A, G.O. Bond	4.000%	9/1/2023	A2	500,000	545,615
Scott County, G.O. Bond	4.750%	4/1/2040	A3	1,000,000	1,123,620
Seward County, G.O. Bond, AGM	5.000%	8/1/2040	Aa3	1,000,000	1,155,260
Topeka Combined Utility Revenue, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	979,059

					7,065,564

LOUISIANA - 0.6%

Caddo Parish Parishwide School District, G.O. Bond, NATL	4.350%	3/1/2026	Aa2	660,000	700,174
Caddo Parish Parishwide School District, G.O. Bond, NATL	4.375%	3/1/2027	Aa2	1,090,000	1,144,838

					1,845,012

MAINE - 0.5%

Falmouth, School Impt., G.O. Bond	2.000%	11/15/2014	Aa1	1,000,000	1,027,920
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	670,776

					1,698,696

MARYLAND - 3.8%

Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1	1,770,000	1,885,245
Baltimore County, Public Impt., G.O. Bond	5.000%	2/1/2014	Aaa	2,250,000	2,365,538
Frederick County, Series C, G.O. Bond	4.000%	12/1/2014	Aa1	1,410,000	1,507,473
Maryland State, Public Impt., First Series, G.O. Bond	5.000%	3/15/2013	Aaa	1,000,000	1,009,900

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MARYLAND (continued)

Maryland State, Public Impt., Prerefunded Balance, Second Series, G.O. Bond	5.000%	8/1/2015	Aaa	$1,000,000	$1,027,770
Maryland State, Public Impt., Second Series, G.O. Bond	5.000%	7/15/2014	Aaa	1,000,000	1,072,080
Maryland State, Public Impt., Series A, G.O. Bond	4.000%	8/1/2015	Aaa	500,000	545,580
Maryland State, Public Impt., Series B, G.O. Bond	3.000%	3/15/2015	Aaa	1,000,000	1,056,800
Ocean City, Public Impt., G.O. Bond	4.000%	10/1/2022	Aa2	1,000,000	1,189,020
Prince George’s County, Public Impt., Series A, G.O. Bond	4.000%	9/15/2014	Aaa	550,000	584,513
Prince George’s County, School Impt., G.O. Bond	5.500%	10/1/2013	Aaa	400,000	415,880

					12,659,799

MASSACHUSETTS - 5.5%

Barnstable, G.O. Bond	3.000%	6/15/2013	AAA[3]	670,000	678,328
Boston Water & Sewer Commission, Series A, Revenue Bond	5.000%	11/1/2031	Aa1	1,000,000	1,173,250
Boston, Public Impt., Series A, G.O. Bond	5.000%	1/1/2015	Aaa	500,000	545,875
Cambridge, Public Impt., G.O. Bond	2.000%	2/15/2014	Aaa	1,195,000	1,218,075
Commonwealth of Massachusetts, Prerefunded Balance, Series D, G.O. Bond, AGM	5.000%	12/1/2023	Aa1	1,000,000	1,087,070
Commonwealth of Massachusetts, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AGM	5.000%	3/1/2021	Aa1	500,000	548,805
Commonwealth of Massachusetts, Public Impt., Series C, G.O. Bond	5.000%	9/1/2013	Aa1	1,790,000	1,846,994
Commonwealth of Massachusetts, Public Impt., Series D, G.O. Bond, NATL	6.000%	11/1/2013	Aa1	520,000	544,814
Commonwealth of Massachusetts, Public Impt., Series E, G.O. Bond	4.000%	12/1/2021	Aa1	1,500,000	1,730,910
Commonwealth of Massachusetts, Series B, G.O. Bond	4.000%	7/1/2013	Aa1	590,000	601,169
Commonwealth of Massachusetts, Series B, G.O. Bond	3.000%	7/1/2013	Aa1	500,000	506,970
Commonwealth of Massachusetts, Series D, G.O. Bond	5.250%	10/1/2014	Aa1	1,000,000	1,084,670
Franklin, School Impt., Municipal Purpose Loan, G.O. Bond	4.000%	11/15/2021	AA3	725,000	857,863
Hanover, Public Impt., G.O. Bond	3.000%	5/15/2015	Aa2	910,000	960,823
Massachusetts Bay Transportation Authority, Prerefunded Balance, Series A, Revenue Bond	5.000%	7/1/2034	Aa1	1,000,000	1,070,290
Massachusetts Water Resources Authority, Series A, Revenue Bond, AGM	4.375%	8/1/2032	Aa1	2,000,000	2,131,060
Natick, School Impt., G.O. Bond	3.000%	6/15/2013	AAA[3]	1,000,000	1,012,570

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MASSACHUSETTS (continued)

Northampton, Public Impt., G.O. Bond	4.000%	12/1/2019	Aa2	$665,000	$784,993

					18,384,529

MICHIGAN - 0.8%

Detroit City School District, Prerefunded Balance, Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aa2	750,000	761,835
Saginaw City School District, G.O. Bond, AGM	4.500%	5/1/2031	Aa2	1,695,000	1,771,733

					2,533,568

MINNESOTA - 1.3%

Hennepin County, Series B, G.O. Bond	4.000%	12/1/2014	Aaa	1,000,000	1,070,320
Minnesota State, Public Impt., Prerefunded Balance, G.O. Bond	5.000%	8/1/2013	Aa1	2,000,000	2,055,300
Minnesota State, Series C, G.O. Bond	5.000%	8/1/2014	Aa1	1,000,000	1,074,130
Western Minnesota Municipal Power Agency, Prerefunded Balance, Revenue Bond	6.625%	1/1/2016	Aaa	125,000	136,664

					4,336,414

MISSOURI - 2.0%

Columbia, Electric Light & Power Impt., Series A, Revenue Bond	5.000%	10/1/2013	AA3	1,000,000	1,034,870
Columbia, Water Utility Impt., Series A, Revenue Bond	4.125%	10/1/2033	Aaa	995,000	1,094,828
Jackson County School District No. R-IV Blue Springs, Series A, G.O. Bond	2.750%	3/1/2013	AA3	1,340,000	1,345,722
Metropolitan St. Louis Sewer District, Series B, Revenue Bond	5.000%	5/1/2033	Aa1	940,000	1,122,416
Missouri State, Series A, G.O. Bond	5.000%	10/1/2014	Aaa	830,000	897,877
Springfield, Electric Light & Power Impt., Revenue Bond, FGRNA	4.750%	8/1/2031	Aa3	1,015,000	1,106,045

					6,601,758

NEBRASKA - 1.9%

Lancaster County School District No. 1, G.O. Bond	5.000%	1/15/2013	Aaa	400,000	400,744
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,218,390
Omaha Metropolitan Utilities District, Series A, Revenue Bond, AGM	4.375%	12/1/2031	Aa3	2,640,000	2,766,166

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEBRASKA (continued)

Omaha Public Power District, Series AA, Revenue Bond, FGRNA	4.500%	2/1/2034	Aa2	$1,950,000	$2,050,191

					6,435,491

NEVADA - 0.8%

Clark County, G.O. Bond, AGM	4.750%	6/1/2027	Aa1	1,000,000	1,089,680
Las Vegas Valley Water District, Water Utility Impt., Series A, G.O. Bond, AGM	4.750%	6/1/2033	Aa2	1,500,000	1,636,380

					2,726,060

NEW HAMPSHIRE - 2.4%

Manchester, Series F, G.O. Bond	3.750%	12/1/2025	Aa1	1,005,000	1,100,254
New Hampshire State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2015	Aa1	2,000,000	2,189,420
New Hampshire State, Series A, G.O. Bond	5.000%	7/1/2019	Aa1	600,000	747,270
New Hampshire State, Series A, G.O. Bond, NATL	5.000%	10/15/2014	Aa1	1,500,000	1,624,500
Portsmouth City, Public Impt., G.O. Bond	2.500%	5/15/2015	Aa1	820,000	854,670
Portsmouth City, School Impt., G.O. Bond	4.000%	12/1/2019	Aa1	1,165,000	1,386,268

					7,902,382

NEW JERSEY - 0.3%

Sparta Township Board of Education, G.O. Bond, AGM	4.300%	2/15/2030	Aa2	1,000,000	1,052,790

NEW MEXICO - 0.3%

New Mexico Finance Authority, Public Project Revolving Fund, Series A-1, Revenue Bond, NATL	3.250%	6/1/2013	Aa1	175,000	177,189
Santa Fe County, Public Impt., G.O. Bond	2.500%	7/1/2013	Aaa	915,000	925,468

					1,102,657

NEW YORK - 2.9%

Hampton Bays Union Free School District, G.O. Bond, AGM	4.375%	9/15/2029	Aa3	2,225,000	2,350,668
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa1	2,590,000	3,092,564
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	1,000,000	1,054,820
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA3	2,000,000	2,122,780

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)

Saratoga County, Sewer Impt., Series B, G.O. Bond	4.375%	7/15/2040	AA3	$855,000	$898,596

					9,519,428

NORTH CAROLINA - 5.4%

Charlotte, G.O. Bond	5.000%	8/1/2014	Aaa	750,000	805,597
Charlotte, Series B, G.O. Bond	5.000%	6/1/2015	Aaa	1,010,000	1,120,797
Charlotte, Series B, Revenue Bond	4.625%	7/1/2039	Aaa	1,000,000	1,119,100
Charlotte, Water & Sewer, Revenue Bond	5.000%	7/1/2038	Aaa	1,000,000	1,152,700
Forsyth County, G.O. Bond	3.000%	3/1/2015	Aaa	1,000,000	1,055,890
Gaston County, School Impt., G.O. Bond, AGM	5.000%	4/1/2014	Aa2	1,000,000	1,057,690
Johnston County, School Impt., G.O. Bond, AGM	5.000%	2/1/2013	Aa2	1,500,000	1,506,045
North Carolina Municipal Power Agency No. 1 Catawba, Series A, Revenue Bond	5.000%	1/1/2030	A2	1,000,000	1,130,160
North Carolina State, Series A, G.O. Bond	5.000%	3/1/2015	Aaa	2,000,000	2,197,980
North Carolina State, Series B, G.O. Bond	5.000%	4/1/2014	Aaa	1,000,000	1,058,980
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2014	Aaa	1,390,000	1,482,491
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2015	Aaa	2,000,000	2,219,400
Wake County, School Impt., G.O. Bond	5.000%	3/1/2015	Aaa	890,000	978,101
Wake County, Series C, G.O. Bond	5.000%	3/1/2014	Aaa	940,000	991,869

					17,876,800

NORTH DAKOTA - 0.2%

Fargo City, Public Impt., Series C, G.O. Bond	3.000%	5/1/2025	Aa1	710,000	740,991

OHIO - 1.3%

Brookville Local School District, G.O. Bond, AGM	4.125%	12/1/2026	Aa3	660,000	701,818
Columbus City School District, G.O. Bond, AGM	4.375%	12/1/2032	Aa2	1,000,000	1,049,300
Columbus, Limited Tax, Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	1,000,000	1,070,290
Ohio State, Conservation Project, Prerefunded Balance, Series A, G.O. Bond	5.000%	3/1/2015	Aa1	1,000,000	1,054,770
Warren City School District, G.O. Bond	4.000%	12/1/2025	Aa2	460,000	502,449

					4,378,627

OKLAHOMA - 1.0%

Oklahoma City Water Utilities Trust, Series B, Revenue Bond	3.000%	7/1/2013	Aa1	500,000	506,815
Oklahoma State, Series A, G.O. Bond	4.000%	7/15/2015	Aa2	1,000,000	1,087,880
Tulsa, Public Impt., G.O. Bond	4.000%	12/1/2013	Aa1	1,700,000	1,758,225

					3,352,920

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OREGON - 1.6%

Clackamas County School District No. 12 North Clackamas, Series A, G.O. Bond, AGM	4.750%	6/15/2031	Aa1	$870,000	$959,558
Portland, Water Utility Impt., Series A, Revenue Bond	5.000%	5/1/2034	Aaa	1,000,000	1,174,650
Portland, Water Utility Impt., Series A, Revenue Bond, NATL	4.500%	10/1/2031	Aa1	550,000	588,307
Salem, Water & Sewer, Prerefunded Balance, Revenue Bond, AGM	5.000%	5/1/2014	Aa3	1,120,000	1,188,488
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa2	1,015,000	1,284,340

					5,195,343

PENNSYLVANIA - 0.5%

Allegheny County, Public Impt., Series C-62B, G.O. Bond	5.000%	11/1/2029	A1	750,000	835,163
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	BBB[3]	20,000	24,346
Plum Boro School District, Series A, G.O. Bond, FGRNA	4.500%	9/15/2030	A3	855,000	870,570

					1,730,079

RHODE ISLAND - 0.6%

Narragansett Bay Commission, Sewer Impt., Series A, Revenue Bond, NATL	5.000%	8/1/2035	Baa2	1,000,000	1,075,410
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	Baa2	1,000,000	1,009,690

					2,085,100

SOUTH CAROLINA - 3.4%

Anderson, Water & Sewer Revenue Bond, AGM	5.000%	7/1/2026	Aa3	1,715,000	2,073,967
Charleston County, Transportation Sales Tax, Prerefunded Balance, G.O. Bond	5.000%	11/1/2017	Aaa	1,000,000	1,126,430
Charleston, Water Utility & Capital Impt., Revenue Bond	5.000%	1/1/2022	Aa1	530,000	663,905
Chesterfield County School District, G.O. Bond	5.000%	3/1/2024	Aa1	500,000	608,685
South Carolina State Public Service Authority, Public Impt., Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	1/1/2017	Aa3	1,000,000	1,047,000
South Carolina Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1	2,000,000	2,107,760
South Carolina, State Institutional - South Carolina State University, Series B, G.O. Bond	5.250%	4/1/2014	Aaa	1,000,000	1,061,970

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

SOUTH CAROLINA (continued)

Spartanburg Sanitation Sewer District, Series B, Revenue Bond, NATL	5.000%	3/1/2032	A1	$1,500,000	$1,556,235
Sumter, Water Utility Impt., Revenue Bond, XLCA	4.500%	12/1/2032	A1	1,000,000	1,062,500

					11,308,452

SOUTH DAKOTA - 0.2%

Rapid City, Water Utility Impt., Revenue Bond	5.250%	11/1/2039	Aa3	450,000	513,311

TENNESSEE - 4.7%

Chattanooga, Series B, G.O. Bond	2.000%	2/1/2013	AA3	425,000	425,659
Claiborne County, Public Impt., Series A, G.O. Bond	4.125%	4/1/2030	A3	750,000	812,977
Franklin, G.O. Bond	5.000%	4/1/2014	Aaa	1,000,000	1,058,850
Hamilton County, Public Impt., G.O. Bond	3.000%	3/1/2014	Aaa	1,135,000	1,171,207
Memphis, G.O. Bond, AGC	4.000%	4/1/2014	Aa2	2,000,000	2,092,260
Metropolitan Government of Nashville & Davidson County, Series B, G.O. Bond	5.000%	1/1/2014	Aa1	1,000,000	1,047,820
Montgomery County, G.O. Bond	4.000%	4/1/2015	AA3	1,000,000	1,076,450
Montgomery County, School Impt., G.O. Bond	2.000%	4/1/2014	AA3	500,000	509,965
Morristown, Sewer Impt., G.O. Bond	4.000%	10/1/2024	A1	500,000	557,765
Rutherford County, G.O. Bond	5.000%	4/1/2014	Aa1	500,000	528,715
Rutherford County, School Impt., G.O. Bond	4.000%	4/1/2013	Aa1	1,200,000	1,211,268
Rutherford County, School Impt., G.O. Bond	3.000%	4/1/2013	Aa1	1,000,000	1,006,890
Sumner County, G.O. Bond	5.000%	6/1/2015	Aa2	1,500,000	1,660,785
Tennessee State, Series A, G.O. Bond	4.000%	5/1/2013	Aaa	425,000	430,402
Tennessee State, Series C, G.O. Bond	5.250%	9/1/2013	Aaa	1,500,000	1,550,475
Williamson County, Series A, G.O. Bond	3.000%	3/1/2015	Aaa	550,000	580,492

					15,721,980

TEXAS - 6.3%

Alvin Independent School District, Prerefunded Balance, Series A, G.O. Bond	5.000%	2/15/2022	Aaa	500,000	526,350
Clear Creek Independent School District, G.O. Bond, AGM	4.000%	2/15/2029	Aa2	2,340,000	2,401,308
Collin County, Public Impt., G.O. Bond	2.000%	2/15/2014	Aaa	545,000	554,875
Collin County, Public Impt., G.O. Bond	5.000%	2/15/2015	Aaa	500,000	546,740
Dallas, Public Impt., G.O. Bond	5.000%	2/15/2013	Aa1	1,315,000	1,322,732
Fort Bend County, Public Impt., G.O. Bond, NATL	4.750%	3/1/2031	Aa1	1,000,000	1,097,780
Fort Worth, Water Utility Impt., Series C, Revenue Bond	5.000%	2/15/2014	Aa1	1,595,000	1,678,179
Frisco, Public Impt., G.O. Bond, AGM	5.000%	2/15/2015	Aa1	520,000	568,698

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)

Harris County Flood Control District, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.250%	10/1/2018	Aaa	$600,000	$649,974
Harris County, Series B, G.O. Bond	4.000%	10/1/2013	AAA[3]	1,000,000	1,028,310
Houston, Public Impt., Series A, G.O. Bond	5.000%	3/1/2015	AA3	1,000,000	1,095,490
Lower Colorado River Authority, Series B, Revenue Bond	4.000%	5/15/2018	A1	1,250,000	1,412,738
North East Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.000%	8/1/2022	AAA[3]	550,000	589,842
San Antonio, Water System, Revenue Bond, FGRNA	4.375%	5/15/2029	Aa1	1,400,000	1,501,444
San Marcos Consolidated Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.625%	8/1/2026	Aaa	475,000	514,724
Texas State, Public Impt., G.O. Bond	5.000%	10/1/2014	Aaa	500,000	540,340
Texas State, Series A, G.O. Bond	5.000%	8/1/2014	Aaa	700,000	751,268
Texas State, Series A, G.O. Bond	5.000%	8/1/2015	Aaa	800,000	891,768
Texas Water Development Board, Series B, Prerefunded Balance, Revenue Bond	5.625%	7/15/2014	AAA[3]	2,000,000	2,163,320
University of Texas, Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa	1,000,000	1,116,420

					20,952,300

UTAH - 4.5%

Alpine School District, G.O. Bond	5.000%	3/15/2013	Aaa	2,000,000	2,019,720
Mountain Regional Water Special Service District, Revenue Bond, NATL	5.000%	12/15/2030	Baa2	1,240,000	1,295,031
North Davis County Sewer District, Sewer Impt., Series B, Revenue Bond	2.000%	3/1/2023	AA3	1,030,000	1,005,507
North Davis County Sewer District, Sewer Impt., Series B, Revenue Bond	2.125%	3/1/2025	AA3	500,000	479,585
Ogden City School District, G.O. Bond	4.250%	6/15/2025	Aaa	1,500,000	1,605,975
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa	1,100,000	1,157,035
Salt Lake City, Water Utility Impt., Revenue Bond	3.250%	2/1/2015	Aa1	400,000	421,924
Salt Lake County, Public Impt., Series A, G.O. Bond	4.000%	12/15/2014	Aaa	400,000	428,688
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2014	Aaa	1,000,000	1,070,290
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2014	Aaa	460,000	492,333
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2015	Aaa	2,500,000	2,783,125
Utah State, Highway Impt., Series A, G.O. Bond	3.000%	7/1/2015	Aaa	500,000	531,790
Utah State, Public Impt., Series B, G.O. Bond	4.000%	7/1/2013	Aaa	450,000	458,563
Utah State, Public Impt., Series B, G.O. Bond	4.000%	7/1/2015	Aaa	595,000	647,610
Utah State, Series A, G.O. Bond	5.000%	7/1/2014	Aaa	415,000	444,170

					14,841,346

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

VIRGINIA - 5.1%

Arlington County, Public Impt., Series B, G.O. Bond	4.000%	8/15/2014	Aaa	$1,000,000	$1,059,750
Chesterfield County, Public Impt., G.O. Bond	3.500%	1/1/2015	Aaa	1,000,000	1,061,900
Commonwealth of Virginia, School Impt., Series A, G.O. Bond	5.000%	6/1/2014	Aaa	2,450,000	2,613,023
Commonwealth of Virginia, Series B, G.O. Bond	5.000%	6/1/2013	Aaa	1,410,000	1,438,256
Fairfax County Water Authority, Revenue Bond	5.000%	4/1/2024	Aaa	1,000,000	1,261,320
Fairfax County Water Authority, Series B, Revenue Bond	4.000%	4/1/2032	Aaa	1,000,000	1,087,800
Fairfax County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2014	Aaa	400,000	423,592
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,146,720
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa	1,500,000	1,566,345
Norfolk, Water Utility Impt., Revenue Bond	3.750%	11/1/2040	Aa2	1,000,000	1,033,600
Prince William County, Public Impt., Series A, G.O. Bond	3.000%	8/1/2014	Aaa	1,060,000	1,105,114
Richmond, Public Impt., Series B, G.O. Bond, AGM	5.000%	7/15/2014	Aa2	670,000	717,630
Rivanna Water & Sewer Authority, Water Utility Impt., Series B, Revenue Bond	4.000%	10/1/2023	Aa2	755,000	880,134
Upper Occoquan Sewage Authority, Series B, Revenue Bond	4.500%	7/1/2038	Aa1	470,000	504,385

					16,899,569

WASHINGTON - 2.8%

King County School District No. 411 Issaquah, Series A, G.O. Bond, AGM	5.250%	12/1/2018	Aaa	2,420,000	2,633,420
King County, Sewer Impt., Revenue Bond	5.000%	1/1/2038	Aa2	2,155,000	2,433,771
Pierce County, Sewer Impt., Revenue Bond	3.250%	8/1/2032	Aa3	1,000,000	1,000,310
Pierce County, Sewer Impt., Revenue Bond	4.000%	8/1/2037	Aa3	1,700,000	1,792,752
Tacoma, Sewer Impt., Revenue Bond, FGRNA	5.125%	12/1/2036	Aa2	1,275,000	1,405,152

					9,265,405

WISCONSIN - 3.2%

Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	A3	1,500,000	1,624,635
Eau Claire, Series B, G.O. Bond, NATL	4.000%	4/1/2015	Aa1	1,195,000	1,287,899
Madison, Water Utility Impt., Series A, Revenue Bond	4.250%	1/1/2030	Aa1	1,000,000	1,084,310
Milwaukee Sewer System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	470,000	588,788
Northland Pines School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	4/1/2018	Aa3	850,000	902,283
Wilmot Union High School District, Prerefunded Balance, G.O. Bond, AGM	5.500%	3/1/2019	Aa2	500,000	530,295

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WISCONSIN (continued)

Wilmot Union High School District, Prerefunded Balance, G.O. Bond, AGM	5.500%	3/1/2021	Aa2	$1,020,000	$1,081,802
Wisconsin Public Power, Inc., Series A, Revenue Bond, AMBAC	5.000%	7/1/2035	A1	870,000	945,559
Wisconsin State, Public Impt., Prerefunded Balance, Series E, G.O. Bond, FGIC	5.000%	5/1/2019	Aa2	1,000,000	1,105,410
Wisconsin State, Public Impt., Series C, G.O. Bond	5.000%	5/1/2026	Aa2	1,150,000	1,356,965

					10,507,946

WYOMING - 0.2%

Wyoming Municipal Power Agency, Inc., Series A, Revenue Bond	5.375%	1/1/2042	A2	710,000	796,861

TOTAL MUNICIPAL BONDS
(Identified Cost $305,249,483)					316,636,874

SHORT-TERM INVESTMENT - 3.4%

Dreyfus AMT - Free Municipal Reserves - Class R
(Identified Cost $11,351,435)				11,351,435	11,351,435

TOTAL INVESTMENTS - 98.7%
(Identified Cost $316,600,918)					327,988,309
OTHER ASSETS, LESS LIABILITIES - 1.3%					4,240,031

NET ASSETS - 100%					$332,228,340

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit rating has been withdrawn. As of December 31, 2012, there is no rating available (unaudited).

3Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: AGM - 12.0%; NATL - 11.8%.

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $316,600,918) (Note 2)	$327,988,309
Interest receivable	3,864,146
Receivable for fund shares sold	1,789,195
Dividends receivable	18

TOTAL ASSETS	333,641,668

LIABILITIES:

Accrued management fees (Note 3)	140,593
Accrued fund accounting and administration fees (Note 3)	18,119
Accrued transfer agent fees (Note 3)	782
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	1,207,327
Other payables and accrued expenses	46,133

TOTAL LIABILITIES	1,413,328

TOTAL NET ASSETS	$332,228,340

NET ASSETS CONSIST OF:

Capital stock	$291,593
Additional paid-in-capital	319,320,276
Undistributed net investment income	308,506
Accumulated net realized gain on investments	920,574
Net unrealized appreciation on investments	11,387,391

TOTAL NET ASSETS	$332,228,340

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($332,228,340/29,159,286 shares)	$11.39

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$7,504,111
Dividends	19

Total Investment Income	7,504,130

EXPENSES:

Management fees (Note 3)	1,642,010
Fund accounting and administration fees (Note 3)	113,625
Directors’ fees (Note 3)	6,599
Transfer agent fees (Note 3)	4,665
Chief Compliance Officer service fees (Note 3)	2,441
Custodian fees	16,621
Miscellaneous	86,648

Total Expenses	1,872,609

NET INVESTMENT INCOME	5,631,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	1,705,195
Net change in unrealized appreciation (depreciation) on investments	2,363,150

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,068,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,699,866

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Statement of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,631,521	$7,926,301
Net realized gain (loss) on investments	1,705,195	2,077,298
Net change in unrealized appreciation (depreciation) on investments	2,363,150	13,734,023

Net increase from operations	9,699,866	23,737,622

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(5,736,636)	(7,784,873)
From net realized gain on investments	(787,467)	(2,073,766)

Total distributions to shareholders	(6,524,103)	(9,858,639)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	22,612,484	15,591,274

Net increase in net assets	25,788,247	29,470,257

NET ASSETS:

Beginning of year	306,440,093	276,969,836

End of year (including undistributed net investment income of $308,506 and $413,950, respectively)	$332,228,340	$306,440,093

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.28	$10.77	$11.17	$10.34	$10.92

Income (loss) from investment operations:
Net investment income	0.20 [1]	0.30 [1]	0.40 [1]	0.40 [1]	0.42
Net realized and unrealized gain (loss) on investments	0.14	0.58	(0.35)	0.90	(0.62)

Total from investment operations	0.34	0.88	0.05	1.30	(0.20)

Less distributions to shareholders:
From net investment income	(0.20)	(0.29)	(0.45)	(0.44)	(0.36)
From net realized gain on investments	(0.03)	(0.08)	– [2]	(0.03)	(0.02)

Total distributions to shareholders	(0.23)	(0.37)	(0.45)	(0.47)	(0.38)

Net asset value - End of year	$11.39	$11.28	$10.77	$11.17	$10.34

Net assets - End of year (000’s omitted)	$332,228	$306,440	$276,970	$234,486	$197,736

Total return[3]	3.01%	8.25%	0.41%	12.75%	(1.79%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.57%	0.58%	0.58%	0.60%	0.61%
Net investment income	1.71%	2.67%	3.51%	3.65%	3.75%
Portfolio turnover	9%	53%	3%	8%	7%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	0.00%[4]	0.01%	N/A

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$316,636,874	$—	$316,636,874	$—
Mutual fund	11,351,435	11,351,435	—	—

Total assets	$327,988,309	$11,351,435	$316,636,874	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

24

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $54,782,661 and $27,738,544 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,266,396	$59,994,173	4,576,583	$50,695,861
Reinvested	538,349	6,128,831	832,125	9,289,473
Repurchased	(3,805,220)	(43,510,520)	(3,964,864)	(44,394,060)

Total	1,999,525	$22,612,484	1,443,844	$15,591,274

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $329 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$45,983	$46,644
Tax exempt income	5,736,636	7,738,229
Long-term capital gains	741,484	2,073,766

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$316,534,159
Unrealized appreciation	11,681,269
Unrealized depreciation	(227,119)

Net unrealized appreciation	$11,454,150

Undistributed tax exempt income	$241,747
Undistributed ordinary income	$101,865
Undistributed long-term gains	$818,709

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010 may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

27

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

28

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $741,484 as capital gains for its taxable year ended December 31, 2012. In addition, the Series hereby reports $5,736,636 as tax exempt dividends for the year ended December 31, 2012. For each item it is the intention of the Series to designate the maximum allowable under tax law.

29

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

30

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450

Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.

Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Director 1995 - 2008 and
Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

32

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

33

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNDTE-12/12-AR

NEW YORK TAX EXEMPT SERIES
www.manning-napier.com

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

For the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 3.40%. However, while the New York Tax Exempt Series slightly underperformed its benchmark, it provided a positive absolute return of 3.31% in 2012.

Similar to 2011, municipal bonds continued into 2012 with positive absolute performance. Indeed, in light of the low yield environment and concerns about higher marginal tax rates, investor demand remained strong and new issuance picked up last year. Additionally, municipal bond yields did not match last year’s yield declines in the Treasury market, meaning their relative value has increased, and yields for the sector remain attractive relative to U.S. Treasuries.

Generally, the Advisor has spread the Series’ municipal bond investments in higher quality issues across the entire maturity spectrum. However, the Advisor has begun to take advantage of opportunities in both middle tier credits and the revenue sector. A middle tier credit refers to the credit quality of specific municipal bonds (below the highest rating, but above the lowest) and revenue bonds are municipal bonds that are typically used to finance income-producing projects. While the Series’ higher quality bias leads to slightly lower relative yields when compared to the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the bias. This positioning aided the Series’ results in 2012.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, which allow us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	3.31%	4.28%	3.74%	4.45%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	3.40%	5.15%	4.46%	5.17%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2012 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for the year ended December 31, 2012.

4The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,015.90	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

New York Tax Exempt Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.5%

Albany County, Public Impt., G.O. Bond	4.000%	6/1/2026	Aa3	$500,000	$539,765
Amherst Central School District, G.O. Bond	2.000%	8/1/2014	Aa3	500,000	511,745
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	355,560
Bay Shore Union Free School District, G.O. Bond	4.000%	8/15/2014	Aa2	510,000	536,867
Beacon, Public Impt., Series A, G.O. Bond	4.000%	8/15/2014	Aa3	400,000	420,072
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa1	500,000	509,015
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2014	AAA[2]	350,000	358,974
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2015	AAA[2]	275,000	285,909
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2033	AA2	335,000	374,366
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2035	AA2	425,000	473,947
Binghamton, Public Impt., G.O. Bond	4.000%	9/15/2024	A1	505,000	559,873
Briarcliff Manor, Public Impt., Series A, G.O. Bond	2.000%	9/1/2014	Aa2	260,000	266,565
Brookhaven, G.O. Bond, AMBAC	5.000%	6/1/2014	Aa2	200,000	213,470
Brookhaven, Public Impt., G.O. Bond	3.000%	3/15/2013	Aa2	1,050,000	1,056,101
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	525,000	580,503
Buffalo, Public Impt., Series A, G.O. Bond	3.000%	4/1/2023	A1	400,000	409,340
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	A1	405,000	420,641
Cayuga County, Public Impt., G.O. Bond, AGM	3.250%	4/1/2026	Aa3	670,000	698,381
Chappaqua Central School District, G.O. Bond	3.000%	1/15/2013	Aaa	300,000	300,306
Chautauqua County, Public Impt., G.O. Bond	4.250%	1/15/2027	A2	665,000	728,288
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	Aa3	500,000	496,375
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	291,653
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	581,140
Clarkstown, Public Impt., G.O. Bond	2.000%	10/15/2014	AAA[2]	675,000	694,703
Cleveland Hill Union Free School District, G.O. Bond, AGM	3.750%	6/15/2025	Aa3	475,000	524,058
Clifton Park Water Authority, Revenue Bond	4.250%	10/1/2029	AA2	250,000	276,030
Connetquot Central School District of Islip, G.O. Bond	4.000%	7/15/2014	Aa2	390,000	411,431
Copiague Union Free School District, G.O. Bond	2.000%	5/1/2015	Aa3	500,000	515,725
Cortland County, Public Impt., G.O. Bond, AGM	3.000%	8/15/2030	AA2	215,000	217,838
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2014	Aa1	235,000	253,896
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2015	Aa1	250,000	280,027
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	315,000	337,538
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	360,000	382,568
East Irondequoit Central School District, G.O. Bond	2.250%	6/15/2014	Aa2	580,000	592,870
East Islip Union Free School District, Series A, G.O. Bond	4.000%	6/15/2015	AA2	345,000	371,824
Erie County Water Authority, Revenue Bond	5.000%	12/1/2013	Aa2	400,000	416,828
Erie County Water Authority, Revenue Bond, NATL	5.000%	12/1/2037	Aa2	625,000	680,537
Erie County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2025	A2	200,000	236,034
The accompanying notes are an integral part of the financial statements.

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Erie County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2026	A2	$215,000	$252,872
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	606,135
Fairport Village, Public Impt., G.O. Bond	2.625%	5/15/2013	AA2	265,000	266,836
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	270,485
Gates Chili Central School District, G.O. Bond	1.000%	6/15/2014	Aa3	460,000	462,213
Greece Central School District, G.O. Bond, AGM	5.000%	6/15/2015	Aa3	500,000	554,685
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	2,992,041
Greenburgh, G.O. Bond	4.750%	5/15/2014	Aaa	250,000	264,993
Greene County, Public Impt., G.O. Bond	1.500%	3/15/2014	Aa3	505,000	510,060
Greene County, Public Impt., G.O. Bond	3.000%	12/15/2014	Aa3	595,000	620,377
Hauppauge Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa2	585,000	613,993
Haverstraw-Stony Point Central School District, G.O. Bond, AGM	4.500%	10/15/2032	Aa2	2,000,000	2,147,600
Hempstead, Public Impt., G.O. Bond	3.000%	8/15/2032	A2	465,000	463,075
Hempstead, Public Impt., Series B, G.O. Bond	2.500%	8/1/2013	Aaa	225,000	228,065
Hempstead, Public Impt., Series B, G.O. Bond	2.500%	8/1/2014	Aaa	280,000	290,136
Hewlett-Woodmere Union Free School District, G.O. Bond	3.000%	6/15/2013	Aa1	255,000	258,228
Horseheads Central School District, G.O. Bond	2.000%	6/15/2015	Aa3	540,000	552,992
Huntington, G.O. Bond, AMBAC	5.500%	4/15/2014	Aaa	415,000	442,776
Huntington, Public Impt., G.O. Bond	2.000%	6/15/2014	Aaa	570,000	582,779
Huntington, Public Impt., G.O. Bond	3.000%	7/15/2015	Aaa	925,000	980,056
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	510,430
Ithaca City School District, G.O. Bond	3.000%	7/1/2014	AA2	675,000	700,184
Ithaca City School District, G.O. Bond, AGC	3.000%	7/1/2014	Aa3	330,000	342,312
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	A1	200,000	214,248
Johnson City Central School District, Prerefunded Balance, G.O. Bond, FGRNA	4.375%	6/15/2028	A2	1,000,000	1,059,000
Katonah-Lewisboro Union Free School District, Series C, G.O. Bond, FGRNA	5.000%	11/1/2014	Aa2	1,000,000	1,086,370
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	Aa3	450,000	464,436
Long Beach City School District, G.O. Bond	3.000%	5/1/2014	Aa2	500,000	513,525
Long Island Power Authority, Electric Systems, Prerefunded Balance, Series C, Revenue Bond, CIFG	5.000%	9/1/2015	Aaa	250,000	257,955
Long Island Power Authority, Electric Systems, Series A, Revenue Bond	5.750%	4/1/2039	A3	675,000	801,711
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, NATL	4.500%	5/1/2028	A3	1,880,000	2,013,668
Mahopac Central School District, Series A, G.O. Bond	4.000%	6/1/2014	Aa2	945,000	990,190
Mamaroneck Union Free School District, G.O. Bond	3.500%	6/15/2025	Aaa	1,000,000	1,094,980
Manhasset Union Free School District, G.O. Bond	4.000%	9/15/2014	Aaa	655,000	695,839
Marlboro Central School District, G.O. Bond, AGC	4.000%	12/15/2026	AA2	500,000	542,615

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Revenue Bond	5.000%	11/15/2034	AA2	$1,000,000	$1,129,300
Metropolitan Transportation Authority, Series B, Revenue Bond, AGM	4.500%	11/15/2032	Aa3	500,000	533,320
Miller Place Union Free School District, G.O. Bond	4.000%	2/15/2027	Aa2	265,000	283,598
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2013	AA2	335,000	336,883
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2014	AA2	225,000	230,634
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2015	AA2	200,000	207,080
Monroe County Water Authority, Revenue Bond	3.250%	8/1/2013	Aa2	510,000	518,629
Monroe County Water Authority, Revenue Bond	4.250%	8/1/2030	Aa2	405,000	448,951
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2035	Aa2	275,000	303,573
Monroe County, Public Impt., G.O. Bond, AGM	3.000%	6/1/2022	Aa3	500,000	507,295
Nassau County, Public Impt., Series C, G.O. Bond	4.000%	10/1/2026	A2	1,000,000	1,071,520
Nassau County, Public Impt., Series C, G.O. Bond, AGC	5.000%	10/1/2028	Aa3	1,000,000	1,136,390
New Rochelle City School District, G.O. Bond	4.000%	12/15/2014	Aa2	600,000	641,964
New York City Municipal Water Finance Authority, Series BB, Revenue Bond	5.000%	6/15/2013	Aa2	410,000	418,901
New York City Municipal Water Finance Authority, Series BB, Revenue Bond	3.000%	6/15/2013	Aa2	350,000	354,413
New York City Municipal Water Finance Authority, Series C, Revenue Bond	5.000%	6/15/2014	Aa1	250,000	266,990
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.250%	6/15/2033	Aa1	1,250,000	1,317,900
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa1	1,000,000	1,064,260
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa1	1,000,000	1,194,040
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aa1	500,000	527,055
New York City Municipal Water Finance Authority, Water Utility Impt., Series EE, Revenue Bond	2.500%	6/15/2014	Aa2	450,000	463,991
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Revenue Bond, NATL	5.250%	2/1/2021	Aaa	1,000,000	1,004,200
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2014	WR3	730,000	766,909
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2017	WR3	1,390,000	1,464,170
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond, XLCA	5.000%	2/1/2019	Aaa	1,705,000	1,791,375

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Series B, Revenue Bond	5.250%	8/1/2019	WR3	$2,705,000	$2,783,715
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aa2	500,000	556,370
New York City, Prerefunded Balance, Series C, G.O. Bond	5.500%	9/15/2019	Aa3	600,000	622,242
New York City, Prerefunded Balance, Subseries J-1, G.O. Bond	5.000%	8/1/2013	WR3	25,000	25,679
New York City, Public Impt., Prerefunded Balance, Series D, G.O. Bond	5.250%	10/15/2017	Aa2	1,950,000	2,026,889
New York City, Public Impt., Prerefunded Balance, Series I, G.O. Bond	5.750%	3/1/2016	Aa2	1,000,000	1,009,220
New York City, Public Impt., Prerefunded Balance, Series J, G.O. Bond	5.500%	6/1/2016	AA2	500,000	510,980
New York City, Public Impt., Prerefunded Balance, Series J, G.O. Bond	5.250%	6/1/2028	Aa2	1,600,000	1,633,472
New York City, Public Impt., Series A, G.O. Bond	5.000%	8/1/2013	Aa2	1,000,000	1,027,140
New York City, Public Impt., Series I, G.O. Bond, NATL	5.000%	8/1/2013	Aa2	500,000	513,570
New York City, Public Impt., Subseries A, G.O. Bond	5.000%	3/1/2015	Aa2	1,000,000	1,093,360
New York City, Series A, G.O. Bond, AGM	5.000%	8/1/2015	Aa2	205,000	228,105
New York City, Series B, G.O. Bond	4.000%	8/1/2013	Aa2	865,000	883,442
New York City, Series D, G.O. Bond	5.250%	8/1/2014	Aa2	1,390,000	1,494,111
New York City, Unrefunded Balance, Subseries J-1, G.O. Bond	5.000%	8/1/2013	Aa2	175,000	179,749
New York Local Government Assistance Corp., Series A, Revenue Bond	5.000%	4/1/2015	AAA[2]	1,000,000	1,103,770
New York State Dormitory Authority, Columbia University, Revenue Bond	5.000%	7/1/2038	Aaa	900,000	1,021,383
New York State Dormitory Authority, Cornell University, Series C, Revenue Bond	5.000%	7/1/2037	Aa1	1,000,000	1,147,900
New York State Dormitory Authority, New York University, Series A, Revenue Bond	5.000%	7/1/2039	Aa3	1,000,000	1,157,080
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.000%	10/1/2025	Aa3	1,500,000	1,622,130
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.375%	10/1/2030	Aa3	1,500,000	1,631,880
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.400%	10/1/2030	Aa3	140,000	152,568
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.750%	10/1/2040	Aa3	1,360,000	1,490,900
New York State Dormitory Authority, University of Rochester, Series A, Revenue Bond	5.125%	7/1/2039	Aa3	1,000,000	1,122,140
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa	1,000,000	1,072,270

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aaa	$1,500,000	$1,608,405
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa	160,000	164,110
New York State Municipal Bond Bank Agency, Subseries A1, Revenue Bond	4.000%	12/15/2014	AA2	250,000	266,573
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.125%	12/15/2029	A2	420,000	451,370
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.500%	12/15/2034	A2	215,000	232,720
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	2,000,000	2,109,640
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, NATL	5.250%	4/1/2015	AA2	300,000	303,783
New York State Thruway Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	3/15/2017	Aa2	260,000	280,740
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	3/15/2014	Aa2	500,000	504,930
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	3/15/2016	AAA[2]	825,000	833,135
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	549,680
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	549,680
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, AGM	5.250%	1/1/2014	Aa3	345,000	352,172
New York State, Pollution Control, Series A, G.O. Bond	5.000%	2/15/2039	Aa2	1,500,000	1,749,735
New York State, Series C, G.O. Bond	5.000%	4/15/2014	Aa2	645,000	685,003
New York State, Series C, G.O. Bond	5.000%	9/1/2014	Aa2	1,000,000	1,079,940
New York State, Series C, G.O. Bond	4.000%	2/1/2027	Aa2	600,000	665,898
New York State, Transit Impt., Series A, G.O. Bond	4.500%	3/1/2040	Aa2	1,500,000	1,618,950
New York State, Water Utility Impt., Series A, G.O. Bond	2.000%	3/1/2013	Aa2	350,000	351,078
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	512,435
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2019	A2	610,000	679,461
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2020	A2	850,000	937,788
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	470,624

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

North Hempstead, G.O. Bond	3.000%	5/1/2015	Aa1	$375,000	$395,914
Olean, Public Impt., G.O. Bond	3.000%	8/1/2030	A1	460,000	469,439
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	Aa3	400,000	425,564
Onondaga County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	3/15/2013	Aa1	290,000	292,859
Onondaga County, Public Impt., Series A, G.O. Bond	3.000%	3/1/2015	Aa1	1,000,000	1,052,710
Onondaga County, Public Impt., Series A, G.O. Bond	4.500%	3/1/2028	Aa1	365,000	407,574
Ontario County, Public Impt., G.O. Bond	3.000%	4/15/2015	Aa1	200,000	210,038
Orange County, Public Impt., Series A, G.O. Bond	2.000%	3/1/2013	Aaa	1,460,000	1,464,161
Orange County, Series A, G.O. Bond	5.000%	7/15/2014	Aaa	550,000	589,380
Orange County, Series A, G.O. Bond	5.000%	7/15/2015	Aaa	500,000	557,055
Orangetown, Public Impt., G.O. Bond	3.000%	9/15/2026	Aa2	580,000	619,504
Otsego County, G.O. Bond	4.000%	11/15/2027	Aa3	790,000	883,165
Perinton, Public Impt., G.O. Bond	4.250%	12/15/2031	AA2	175,000	195,269
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	413,392
Pittsford Central School District, G.O. Bond	4.000%	10/1/2022	Aa1	600,000	709,158
Pleasantville Union Free School District, G.O. Bond	4.000%	5/1/2015	Aa2	530,000	570,921
Pleasantville Union Free School District, G.O. Bond	4.250%	5/1/2038	Aa2	500,000	526,635
Pleasantville Union Free School District, G.O. Bond	4.375%	5/1/2039	Aa2	500,000	529,885
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 175, Revenue Bond	4.000%	12/1/2026	Aa3	1,000,000	1,125,390
Port Authority of New York & New Jersey, Revenue Bond	4.750%	7/15/2030	Aa3	495,000	550,103
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa3	400,000	432,504
Port Washington Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa1	500,000	526,160
Putnam County, Public Impt., G.O. Bond	2.000%	11/15/2014	Aa2	255,000	262,130
Queensbury Union Free School District, G.O. Bond	4.000%	12/15/2014	Aa2	300,000	320,250
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2031	A1	435,000	460,343
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2032	A1	510,000	538,208
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.500%	5/1/2033	A1	410,000	433,362
Ravena Coeymans Selkirk Central School District, Prerefunded Balance, G.O. Bond, AGM	4.250%	6/15/2014	Aa3	1,180,000	1,213,347
Rochester City, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	117,759
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA2	1,000,000	1,061,390
Sachem Central School District of Holbrook, Prerefunded Balance, G.O. Bond, NATL	5.000%	6/15/2027	Aa2	1,000,000	1,021,770
Saratoga County Water Authority, Water Utility Impt., Revenue Bond	5.000%	9/1/2038	AA2	950,000	1,042,065
Saratoga County, Public Impt., Series A, G.O. Bond	4.750%	7/15/2036	Aa1	820,000	901,943
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.200%	7/15/2032	AA2	425,000	448,927

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Saratoga County, Sewer Impt., Series B, G.O. Bond	4.250%	7/15/2035	AA2	$700,000	$734,601
Saratoga Springs City School District, G.O. Bond	4.000%	6/15/2015	AA2	500,000	542,755
Saratoga Springs City School District, Prerefunded Balance, G.O. Bond, AGM	5.000%	6/15/2020	Aa2	200,000	204,354
Scarsdale Union Free School District, G.O. Bond	4.000%	6/1/2015	Aaa	270,000	292,513
Schenectady County, Series A, G.O. Bond	3.000%	7/15/2013	Aa1	485,000	492,120
Schenectady County, Series A, G.O. Bond	2.000%	7/15/2014	Aa1	475,000	486,742
Schroon Lake Central School District, G.O. Bond, AGM	4.000%	6/15/2027	Aa3	490,000	546,767
Shenendehowa Central School District, G.O. Bond	2.500%	6/15/2014	AA2	280,000	287,008
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	553,347
Skaneateles Central School District, G.O. Bond	2.000%	6/15/2015	AA2	660,000	676,843
Skaneateles Central School District, G.O. Bond	4.000%	6/15/2015	AA2	280,000	301,414
Smithtown Central School District, G.O. Bond	3.000%	8/1/2013	Aa2	255,000	258,945
South Country Central School District at Brookhaven, G.O. Bond, AGM	4.000%	7/15/2027	AA2	750,000	793,897
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGRNA	5.375%	6/15/2018	A1	95,000	97,063
South Huntington Union Free School District, G.O. Bond	2.250%	3/15/2015	Aa1	250,000	259,493
South Orangetown Central School District, G.O. Bond	3.000%	8/1/2015	Aa2	230,000	241,962
Southampton Union Free School District, G.O. Bond	2.500%	6/1/2015	Aaa	950,000	995,781
Southampton, Public Impt., G.O. Bond	2.500%	4/15/2013	Aa1	255,000	256,647
Southampton, Public Impt., G.O. Bond	3.000%	4/15/2014	Aa1	525,000	542,845
Southold, Public Impt., G.O. Bond	2.000%	8/15/2013	Aa2	580,000	585,945
Spencerport Fire District, Public Impt., G.O. Bond, AGC	4.500%	11/15/2031	AA2	290,000	326,798
Spencerport Fire District, Public Impt., G.O. Bond, AGC	4.500%	11/15/2032	AA2	250,000	281,553
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2031	A2	1,185,000	1,269,526
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2032	A2	1,000,000	1,065,530
Suffolk County Water Authority, Revenue Bond	4.000%	6/1/2024	AA2	450,000	515,677
Suffolk County Water Authority, Revenue Bond, NATL	4.500%	6/1/2027	Baa2	1,160,000	1,216,005
Suffolk County Water Authority, Series A, Revenue Bond	4.500%	6/1/2030	AA2	640,000	710,227
Suffolk County Water Authority, Series A, Revenue Bond, NATL	4.500%	6/1/2032	Baa2	1,000,000	1,067,140
Suffolk County, Public Impt., Series B, G.O. Bond	3.000%	10/15/2014	A1	2,000,000	2,067,280
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2028	A1	600,000	630,540

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2029	A1	$600,000	$631,146
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.250%	1/15/2030	Aa2	215,000	225,234
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	Aa2	1,090,000	1,140,641
Three Village Central School District Brookhaven & Smithtown, G.O. Bond	3.500%	5/1/2015	Aa2	1,000,000	1,067,340
Tompkins County, Public Impt., G.O. Bond	4.250%	12/15/2032	Aa1	300,000	310,887
Tompkins County, Series A, G.O. Bond, NATL	5.250%	2/15/2015	Aa1	315,000	332,152
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA2	300,000	336,771
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series B, Revenue Bond	5.000%	1/1/2014	AA2	900,000	940,995
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,255,190
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2038	Aa3	900,000	1,044,000
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2014	A2	605,000	635,389
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2015	A2	865,000	934,433
Victor Central School District, G.O. Bond	4.000%	6/15/2014	Aa2	290,000	303,761
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	634,855
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	565,180
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	321,391
Webster Central School District, Series A, G.O. Bond	2.000%	10/15/2014	AA2	325,000	332,569
Webster Central School District, Series B, G.O. Bond	2.000%	10/15/2014	AA2	410,000	419,549
Westchester County, Public Impt., Prerefunded Balance, Series B, G.O. Bond	3.700%	12/15/2015	Aaa	1,000,000	1,033,140
Westchester County, Public Impt., Series A, G.O. Bond	3.000%	1/15/2015	Aaa	500,000	526,645
Westchester County, Series C, G.O. Bond	5.000%	11/1/2013	Aaa	200,000	208,018
White Plains City School District, Series B, G.O. Bond	4.650%	5/15/2031	Aa2	685,000	770,467
White Plains City, Public Impt., Series A, G.O. Bond	2.750%	9/15/2023	Aa1	330,000	350,401
William Floyd Union Free School District of the Mastics-Moriches-Shirley, G.O. Bond	2.250%	12/15/2014	AA2	400,000	412,452
Yorktown Central School District, G.O. Bond	4.000%	3/1/2025	AA2	370,000	407,159

TOTAL MUNICIPAL BONDS
(Identified Cost $150,505,377)					157,069,236

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.5%

Dreyfus Basic New York Municipal Money Market Fund
(Identified Cost $ 2,478,312)	2,478,312	$2,478,312

TOTAL INVESTMENTS - 98.0%
(Identified Cost $ 152,983,689)		159,547,548
OTHER ASSETS, LESS LIABILITIES - 2.0%		3,237,876

NET ASSETS - 100%		$162,785,424

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1 Credit ratings from Moody’s (unaudited).

2 Credit ratings from S&P (unaudited).

3 Credit rating has been withdrawn. As of December 31, 2012, there is no rating available (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: NATL - 14.9%; AGM - 11.6%.

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $152,983,689) (Note 2)	$159,547,548
Receivable for fund shares sold	2,482,473
Interest receivable	1,464,568
Dividends receivable	21

TOTAL ASSETS	163,494,610

LIABILITIES:

Accrued management fees (Note 3)	69,696
Accrued fund accounting and administration fees (Note 3)	13,382
Accrued transfer agent fees (Note 3)	795
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	588,666
Other payables and accrued expenses	36,273

TOTAL LIABILITIES	709,186

TOTAL NET ASSETS	$162,785,424

NET ASSETS CONSIST OF:

Capital stock	$151,076
Additional paid-in-capital	155,893,890
Undistributed net investment income	59,998
Accumulated net realized gain on investments	116,601
Net unrealized appreciation on investments	6,563,859

TOTAL NET ASSETS	$162,785,424

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($162,785,424/15,107,632 shares)	$10.78

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$3,790,467
Dividends	124

Total Investment Income	3,790,591

EXPENSES:

Management fees (Note 3)	817,993
Fund accounting and administration fees (Note 3)	86,972
Transfer agent fees (Note 3)	4,982
Directors’ fees (Note 3)	3,151
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	8,647
Miscellaneous	52,514

Total Expenses	976,699

NET INVESTMENT INCOME	2,813,892

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	120,091
Net change in unrealized appreciation (depreciation) on investments	2,342,321

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,462,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,276,304

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,813,892	$4,033,672
Net realized gain (loss) on investments	120,091	1,958,406
Net change in unrealized appreciation on investments	2,342,321	6,312,571

Net increase from operations	5,276,304	12,304,649

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,018,903)	(3,912,940)
From net realized gain on investments	(1,500)	(1,975,445)

Total distributions to shareholders	(3,020,403)	(5,888,385)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,437,158	15,450,731

Net increase in net assets	4,693,059	21,866,995

NET ASSETS:

Beginning of year	158,092,365	136,225,370

End of year (including undistributed net investment income of $59,998 and $265,009, respectively)	$162,785,424	$158,092,365

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.63	$10.19	$10.55	$9.79	$10.41

Income (loss) from investment operations:
Net investment income	0.19 [1]	0.28 [1]	0.36 [1]	0.38 [1]	0.38
Net realized and unrealized gain (loss) on investments	0.16	0.56	(0.32)	0.82	(0.63)

Total from investment operations	0.35	0.84	0.04	1.20	(0.25)

Less distributions to shareholders:
From net investment income	(0.20)	(0.27)	(0.39)	(0.41)	(0.36)
From net realized gain on investments	— [2]	(0.13)	(0.01)	(0.03)	(0.01)

Total distributions to shareholders	(0.20)	(0.40)	(0.40)	(0.44)	(0.37)

Net asset value - End of year	$10.78	$10.63	$10.19	$10.55	$9.79

Net assets - End of year (000’s omitted)	$162,785	$158,092	$136,225	$110,532	$97,202

Total return[3]	3.31%	8.37%	0.32%	12.46%	(2.37%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.60%	0.61%	0.61%	0.64%	0.64%
Net investment income	1.72%	2.66%	3.41%	3.64%	3.71%
Portfolio turnover	7%	48%	7%	10%	11%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4]	0.00%[4]	N/A

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$157,069,236	$—	$157,069,236	$—
Mutual fund	2,478,312	2,478,312	—	—

Total assets	$159,547,548	$2,478,312	$157,069,236	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $15,481,295 and $10,680,241 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,071,760	$22,298,750	2,710,969	$28,225,077
Reinvested	263,446	2,829,327	533,767	5,631,412
Repurchased	(2,101,837)	(22,690,919)	(1,735,257)	(18,405,758)

Total	233,369	$2,437,158	1,509,479	$15,450,731

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to book and tax treatments in the timing of the recognition of net investment income or gains and losses, including late year ordinary losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$—	$79,163
Tax exempt income	3,018,903	3,913,194
Long-term capital gains	1,500	1,896,028

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$152,943,810
Unrealized appreciation	6,677,898
Unrealized depreciation	(74,160)

Net unrealized appreciation	$6,603,738

Undistributed tax exempt income	$20,119
Undistributed long-term capital gains	$116,601

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010 may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

22

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

23

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,500 as capital gains for its taxable year ended December 31, 2012. In addition, the Series hereby reports $3,018,903 as tax exempt dividends for the year ended December 31, 2012. For each item it is the intention of the Series to designate the maximum allowable under tax law.

24

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010) New York Collegium (non-profit)(2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNNYT-12/12-AR

CORE BOND SERIES
www.manning-napier.com

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

Given the market environment, the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 4.42% during the year. Similarly, the Series also produced strong absolute returns in 2012. However, the Series also materially outperformed the index, returning 9.74%.

Throughout 2012, the Core Bond Series maintained a heavy weighting to corporate bonds relative to the benchmark because the Advisor believes the fundamentals and supply and demand dynamics within this sector remain attractive. As of the end of the year, the Series had 84.6% of its assets invested in corporate bonds and preferred stocks. With corporate bonds outperforming Treasuries for the year, the Series’ large allocation to this area positively impacted returns relative to the benchmark in 2012. Further, the Series relative underweight allocation as compared to the benchmark to the mortgage and Treasury sectors also aided performance.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, allowing us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through its security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series[3]	9.74%	7.44%	6.25%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	4.42%	6.03%	5.66%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception2 (4/21/05) to present (12/31/12) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 0.70%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.70% for the year ended December 31, 2012.

4The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,045.30	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

Core Bond Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 82.7%

Convertible Corporate Bonds - 0.8%
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Medtronic, Inc., 1.625%, 4/15/2013	A1	$120,000	$120,375

Information Technology - 0.7%
Computers & Peripherals - 0.7%
EMC Corp., 1.75%, 12/1/2013	A2	870,000	1,388,737

Total Convertible Corporate Bonds
(Identified Cost $1,451,479)			1,509,112

Non-Convertible Corporate Bonds - 81.9%
Consumer Discretionary - 10.5%
Hotels, Restaurants & Leisure - 1.8%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,750,000	2,071,554
Yum! Brands, Inc., 3.875%, 11/1/2020	Baa3	1,250,000	1,357,940

			3,429,494

Household Durables - 2.9%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3	1,345,000	1,485,540
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,775,000	1,839,353
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	2,000,000	2,140,094

			5,464,987

Media - 3.5%
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	1,280,000	1,452,562
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	1,275,000	1,475,371
NBCUniversal Media LLC, 5.15%, 4/30/2020	Baa2	1,540,000	1,825,601
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	1,110,000	1,275,624
The Walt Disney Co., 5.50%, 3/15/2019	A2	500,000	604,273

			6,633,431

Multiline Retail - 0.6%
Target Corp., 6.00%, 1/15/2018	A2	670,000	823,823
Target Corp., 3.875%, 7/15/2020	A2	335,000	375,585

			1,199,408

Specialty Retail - 1.4%
The Home Depot, Inc., 5.40%, 3/1/2016	A3	1,065,000	1,216,673
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A3	745,000	904,626
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	Baa3	500,000	553,809

			2,675,108

Textiles, Apparel & Luxury Goods - 0.3%
VF Corp., 5.95%, 11/1/2017	A3	485,000	573,564

Total Consumer Discretionary			19,975,992

The accompanying notes are an integral part of the financial statements.

5

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 2.2%
Beverages - 0.5%
PepsiCo, Inc., 7.90%, 11/1/2018	Aa3	$775,000	$1,045,825

Food Products - 1.7%
General Mills, Inc., 5.65%, 2/15/2019	Baa1	765,000	930,101
Grupo Bimbo S.A.B. de C.V. (Mexico)[3], 4.875%, 6/30/2020	Baa2	500,000	564,415
Kraft Foods Group, Inc.[3], 6.125%, 8/23/2018	Baa2	417,000	510,877
Kraft Foods Group, Inc.[3], 5.375%, 2/10/2020	Baa2	356,000	427,452
Tyson Foods, Inc., 4.50%, 6/15/2022	Baa3	650,000	703,635

			3,136,480

Total Consumer Staples			4,182,305

Energy - 5.5%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	885,000	1,172,405
Schlumberger Oilfield plc[3], 4.20%, 1/15/2021	A1	1,465,000	1,657,075

			2,829,480

Oil, Gas & Consumable Fuels - 4.0%
Apache Corp., 6.90%, 9/15/2018	A3	630,000	803,453
EOG Resources, Inc., 2.625%, 3/15/2023	A3	775,000	780,453
Petrobras International Finance Co. (Brazil), 5.375%, 1/27/2021	A3	2,000,000	2,251,640
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	Aa1	3,295,000	3,817,241

			7,652,787

Total Energy			10,482,267

Financials - 33.4%
Capital Markets - 10.9%
The Charles Schwab Corp., 4.45%, 7/22/2020	A2	1,320,000	1,491,681
Credit Suisse AG (Switzerland)[3], 2.60%, 5/27/2016	Aaa	1,205,000	1,271,526
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A3	690,000	810,590
The Goldman Sachs Group, Inc., 7.50%, 2/15/2019	A3	1,100,000	1,384,081
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3	935,000	1,071,538
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021	A3	1,150,000	1,310,972
Jefferies Group, Inc., 5.125%, 4/13/2018	Baa3	1,000,000	1,050,000
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa3	3,245,000	3,877,775
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	Baa2	1,200,000	1,446,545
Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	Baa2	1,000,000	1,224,102
Morgan Stanley, 5.55%, 4/27/2017	Baa1	1,727,000	1,914,613
Morgan Stanley, 7.30%, 5/13/2019	Baa1	1,620,000	1,968,656
Morgan Stanley, 4.875%, 11/1/2022	Baa2	1,800,000	1,863,709

			20,685,788

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks - 5.6%
KeyBank National Association, 5.45%, 3/3/2016	Baa1	$1,050,000	$1,173,766
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	1,480,000	1,790,192
National Bank of Canada (Canada)[3], 2.20%, 10/19/2016	Aaa	800,000	841,920
National City Corp., 6.875%, 5/15/2019	Baa1	1,445,000	1,802,755
PNC Bank National Association, 5.25%, 1/15/2017	A3	880,000	1,002,529
Royal Bank of Canada (Canada)[3], 3.125%, 4/14/2015	Aaa	500,000	528,900
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	Aaa	445,000	446,068
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2	750,000	784,117
The Toronto-Dominion Bank (Canada)[3], 1.625%, 9/14/2016	Aaa	400,000	412,520
Wachovia Bank National Association, 5.60%, 3/15/2016	A1	450,000	506,431
Wachovia Corp., 5.25%, 8/1/2014	A3	945,000	1,007,691
Westpac Banking Corp. (Australia)[3], 1.25%, 12/15/2017	Aaa	430,000	429,441

			10,726,330

Consumer Finance - 0.6%
American Express Co., 7.25%, 5/20/2014	A3	1,000,000	1,088,207

Diversified Financial Services - 6.0%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A2	2,935,000	3,677,681
Citigroup, Inc., 8.50%, 5/22/2019	Baa2	3,401,000	4,573,110
CME Group, Inc., 3.00%, 9/15/2022	Aa3	1,720,000	1,745,189
JPMorgan Chase & Co., 6.30%, 4/23/2019	A2	1,180,000	1,455,839

			11,451,819

Insurance - 4.0%
American International Group, Inc., 4.25%, 5/15/2013	Baa1	660,000	668,016
American International Group, Inc., 4.875%, 6/1/2022	Baa1	1,610,000	1,838,010
American International Group, Inc., 6.25%, 3/15/2037	Baa2	930,000	992,775
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	1,575,000	1,775,389
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	1,980,000	2,284,623

			7,558,813

Real Estate Investment Trusts (REITS) - 6.3%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	740,000	780,475
Boston Properties LP, 5.875%, 10/15/2019	Baa2	935,000	1,114,900
Boston Properties LP, 5.625%, 11/15/2020	Baa2	300,000	354,899
Camden Property Trust, 5.70%, 5/15/2017	Baa1	780,000	897,753
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,305,000	1,491,102
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	45,000	49,805
HCP, Inc., 6.70%, 1/30/2018	Baa1	1,315,000	1,586,006
Health Care REIT, Inc., 6.20%, 6/1/2016	Baa2	375,000	427,798
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	990,000	1,082,795
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	735,000	910,878
The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 10.35%, 4/1/2019	A3	$990,000	$1,415,687
UDR, Inc., 4.625%, 1/10/2022	Baa2	1,600,000	1,759,570

			11,871,668

Total Financials			63,382,625

Health Care - 2.1%
Biotechnology - 0.2%
Amgen, Inc., 3.45%, 10/1/2020	Baa1	370,000	396,054

Health Care Equipment & Supplies - 0.4%
CR Bard, Inc., 4.40%, 1/15/2021	A3	655,000	745,778

Health Care Providers & Services - 1.1%
UnitedHealth Group, Inc., 4.70%, 2/15/2021	A3	1,000,000	1,164,997
UnitedHealth Group, Inc., 2.75%, 2/15/2023	A3	1,000,000	1,008,996

			2,173,993

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	Baa1	600,000	677,939

Total Health Care			3,993,764

Industrials - 11.0%
Aerospace & Defense - 2.3%
The Boeing Co., 6.00%, 3/15/2019	A2	870,000	1,083,661
Honeywell International, Inc., 5.30%, 3/1/2018	A2	690,000	824,814
Textron, Inc., 4.625%, 9/21/2016	Baa3	900,000	980,276
Textron, Inc., 7.25%, 10/1/2019	Baa3	1,245,000	1,520,212

			4,408,963

Air Freight & Logistics - 0.5%
FedEx Corp., 8.00%, 1/15/2019	Baa1	790,000	1,040,433

Airlines - 0.5%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	910,000	968,502

Commercial Services & Supplies - 0.6%
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	830,000	1,055,389

Industrial Conglomerates - 3.2%
General Electric Capital Corp., 5.625%, 5/1/2018	A1	1,440,000	1,710,049
General Electric Capital Corp., 5.50%, 1/8/2020	A1	320,000	378,788
General Electric Capital Corp., 5.30%, 2/11/2021	A2	2,100,000	2,437,642
General Electric Co., 5.25%, 12/6/2017	Aa3	370,000	436,285
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	Baa2	975,000	1,093,835

			6,056,599

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery - 2.5%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	$1,095,000	$1,409,018
John Deere Capital Corp., 5.50%, 4/13/2017	A2	225,000	264,542
John Deere Capital Corp., 5.75%, 9/10/2018	A2	1,245,000	1,518,210
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	650,000	716,526
Kennametal, Inc., 3.875%, 2/15/2022	Baa2	840,000	877,132

			4,785,428

Road & Rail - 1.4%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	Baa2	795,000	817,210
Union Pacific Corp., 5.65%, 5/1/2017	Baa1	705,000	827,267
Union Pacific Corp., 2.95%, 1/15/2023	Baa1	900,000	930,532

			2,575,009

Total Industrials			20,890,323

Information Technology - 6.5%
Computers & Peripherals - 1.6%
Dell, Inc., 5.875%, 6/15/2019	A2	1,055,000	1,216,549
Hewlett-Packard Co., 2.125%, 9/13/2015	Baa1	1,850,000	1,848,722

			3,065,271

Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp., 4.00%, 2/1/2022	Baa2	500,000	528,741
Corning, Inc., 6.625%, 5/15/2019	A3	650,000	828,587
Corning, Inc., 4.25%, 8/15/2020	A3	500,000	558,273

			1,915,601

IT Services - 1.1%
International Business Machines Corp., 1.875%, 8/1/2022	Aa3	1,000,000	962,306
The Western Union Co., 5.253%, 4/1/2020	Baa1	945,000	1,015,944

			1,978,250

Office Electronics - 0.6%
Xerox Corp.[4], 1.71%, 9/13/2013	Baa2	1,100,000	1,107,213

Software - 2.2%
Autodesk, Inc., 3.60%, 12/15/2022	Baa2	1,825,000	1,833,048
Oracle Corp., 5.00%, 7/8/2019	A1	700,000	840,624
Oracle Corp., 3.875%, 7/15/2020	A1	1,355,000	1,528,208

			4,201,880

Total Information Technology			12,268,215

Materials - 7.3%
Chemicals - 1.1%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	885,000	1,092,209

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Chemicals (continued)
Eastman Chemical Co., 3.60%, 8/15/2022	Baa2	$855,000	$895,461

			1,987,670

Metals & Mining - 4.9%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	1,625,000	1,800,126
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	2,445,000	3,118,109
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	Baa3	840,000	833,092
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	2,505,000	2,678,594
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	845,000	871,117

			9,301,038

Paper & Forest Products - 1.3%
International Paper Co., 7.50%, 8/15/2021	Baa3	1,885,000	2,466,864

Total Materials			13,755,572

Telecommunication Services - 1.3%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc., 8.75%, 11/1/2018	A3	373,000	517,899

Wireless Telecommunication Services - 1.1%
Crown Castle Towers LLC[3], 6.113%, 1/15/2020	A2	745,000	897,340
Crown Castle Towers LLC[3], 4.883%, 8/15/2020	A2	250,000	282,091
SBA Tower Trust[3], 5.101%, 4/17/2017	A2	375,000	422,839
SBA Tower Trust[3], 2.933%, 12/15/2017	A2	430,000	447,515

			2,049,785

Total Telecommunication Services			2,567,684

Utilities - 2.1%
Electric Utilities - 2.1%
Exelon Generation Co. LLC, 6.20%, 10/1/2017	Baa1	350,000	413,320
Exelon Generation Co. LLC, 5.20%, 10/1/2019	Baa1	550,000	623,503
Exelon Generation Co. LLC, 4.00%, 10/1/2020	Baa1	865,000	909,311
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	855,000	1,040,581
System Energy Resources, Inc., 4.10%, 4/1/2023	Baa1	885,000	915,216

Total Utilities			3,901,931

Total Non-Convertible Corporate Bonds
(Identified Cost $ 141,838,048)			155,400,678

TOTAL CORPORATE BONDS
(Identified Cost $ 143,289,527)			156,909,790

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS - 1.9%

Financials - 1.9%
Commercial Banks - 1.4%
BB&T Corp., Series D (non-cumulative), 5.85%	Baa2	34,120	$886,438
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	Baa3	35,125	876,369
U.S. Bancorp., Series F (non-cumulative), 6.50%[5]	Baa1	32,800	939,392

			2,702,199

Real Estate Investment Trusts (REITS) - 0.5%
Public Storage, Series Q, 6.50%	A3	29,910	811,757

TOTAL PREFERRED STOCKS
(Identified Cost $3,298,875)			3,513,956

ASSET-BACKED SECURITIES - 0.7%

FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	Aaa	$194,249	199,858
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3], 5.29%, 3/25/2016	Aaa	370,000	402,437
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[3], 3.74%, 2/25/2017	Aaa	595,000	640,400

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,159,094)			1,242,695

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.7%

American Tower Trust, Series 2007-1A, Class AFX[3], 5.42%, 4/15/2037	Aaa	400,000	410,278
Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	AAA[2]	84,461	90,744
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[4], 5.732%, 5/10/2045	AAA[2]	200,000	229,134
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	100,000	114,403
Banc of America Re-REMIC Trust, Series 2012-PARK, Class A3, 2.959%, 12/10/2030	AAA[2]	215,000	222,473
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	160,000	175,765
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[4], 5.712%, 9/11/2038	Aaa	200,000	228,942
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[2]	300,000	344,536
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[3], 3.759%, 4/15/2044	Aaa	60,000	64,915
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[4], 5.219%, 7/15/2044	Aaa	280,000	310,734
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	Aaa	300,000	308,204
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[3], 3.156%, 7/10/2046	Aaa	242,939	256,500

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	Aaa	$400,000	$407,047
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	Aaa	380,000	385,575
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	Aaa	420,000	430,749
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.286%, 7/25/2048	A2	160,000	171,696
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[4], 5.867%, 7/10/2038	Aaa	415,000	476,590
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[4], 5.294%, 1/12/2043	Aaa	650,000	715,654
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[4], 5.20%, 12/15/2044	Aaa	325,000	362,235
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[4], 5.872%, 4/15/2045	Aaa	435,000	500,603
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[3], 4.07%, 11/15/2043	AAA[2]	200,000	225,261
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A3, 3.913%, 6/25/2043	Aaa	56,488	59,058
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045	Aaa	430,000	456,826
Motel 6 Trust, Series 2012-MTL6, Class A2[3], 1.948%, 10/5/2025	AAA[2]	300,000	302,242
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	AAA[2]	100,000	117,352
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028	AAA[2]	245,000	276,764
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[4], 5.24%, 10/15/2044	Aaa	132,732	146,924
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[4], 6.011%, 6/15/2045	Aaa	280,000	324,861
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043	Aaa	275,000	315,072
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	Aaa	545,000	564,910

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $8,624,839)			8,996,047

MUNICIPAL BONDS - 0.7%

Monroe County Water Authority, Water Utility Impt., Revenue Bond, 6.339%, 8/1/2035	Aa2	500,000	674,635
New York City, Public Impt., G.O. Bond, 6.646%, 12/1/2031	Aa2	500,000	614,925

TOTAL MUNICIPAL BONDS
(Identified Cost $1,000,000)			1,289,560

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2012

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 4.2%

Mortgage-Backed Securities - 4.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	$943,632	$1,022,312
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	71,474	77,434
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	84,582	92,950
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	606,221	656,768
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	107,617	118,263
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,048,572	1,136,002
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	64,339	69,583
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	1,403,995	1,537,109
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,014,311	1,108,988
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	350,654	380,631
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	104,134	114,485
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	76,452	84,051
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	60,320	66,608
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	106,563	119,950
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	173,034	188,304
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	50,968	55,059
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	90,879	98,345
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	561,660	611,225
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	384,259	418,169

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $7,827,579)		7,956,236

SHORT-TERM INVESTMENT - 3.0%

Dreyfus Cash Management, Inc. - Institutional Shares[6], 0.06%,
(Identified Cost $5,666,873)	5,666,873	5,666,873

TOTAL INVESTMENTS - 97.9%
(Identified Cost $170,866,787)		185,575,157
OTHER ASSETS, LESS LIABILITIES - 2.1%		4,040,668

NET ASSETS - 100%		$189,615,825

G.O. Bond - General Obligation Bond

Impt. - Improvement

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $12,448,961, or 6.6%, of the Series’ net assets as of December 31, 2012 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of December 31, 2012.

5The rate shown is a fixed rate as of December 31, 2012; the rate becomes floating, based on LIBOR plus a spread, in 2022.

6Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $170,866,787) (Note 2)	$185,575,157
Receivable for fund shares sold	2,097,855
Interest receivable	2,074,954
Dividends receivable	13,603

TOTAL ASSETS	189,761,569

LIABILITIES:

Accrued management fees (Note 3)	94,580
Accrued fund accounting and administration fees (Note 3)	11,197
Accrued transfer agent fees (Note 3)	645
Accrued Chief Compliance Officer service fees (Note 3)	374
Audit fees payable	33,662
Other payables and accrued expenses	5,286

TOTAL LIABILITIES	145,744

TOTAL NET ASSETS	$189,615,825

NET ASSETS CONSIST OF:

Capital stock	$164,064
Additional paid-in-capital	174,503,403
Distributions in excess of net investment income	(12,365)
Accumulated net realized gain on investments	252,353
Net unrealized appreciation on investments	14,708,370

TOTAL NET ASSETS	$189,615,825

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($189,615,825/16,406,424 shares)	$11.56

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$7,157,811
Dividends	271,627

Total Investment Income	7,429,438

EXPENSES:

Management fees (Note 3)	1,049,024
Fund accounting and administration fees (Note 3)	74,020
Transfer agent fees (Note 3)	4,165
Directors’ fees (Note 3)	3,391
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	11,084
Miscellaneous	73,447

Total Expenses	1,217,571

NET INVESTMENT INCOME	6,211,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,750,729
Net change in unrealized appreciation (depreciation) on investments	6,969,384

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	9,720,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,931,980

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,211,867	$5,996,410
Net realized gain (loss) on investments	2,750,729	1,133,109
Net change in unrealized appreciation (depreciation) on investments	6,969,384	1,294,303

Net increase from operations	15,931,980	8,423,822

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(6,256,063)	(6,177,113)
From net realized gain on investments	(2,295,666)	(963,693)

Total distributions to shareholders	(8,551,729)	(7,140,806)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	18,149,946	48,744,598

Net increase in net assets	25,530,197	50,027,614

NET ASSETS:

Beginning of year	164,085,628	114,058,014

End of year (including distributions in excess of net investment income of $12,365 and undistributed net investment income of $29,970, respectively)	$189,615,825	$164,085,628

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.05	$10.94	$10.38	$9.69	$10.05

Income (loss) from investment operations:
Net investment income	0.41 [1]	0.44 [1]	0.45 [1]	0.49 [1]	0.45
Net realized and unrealized gain (loss) on investments	0.66	0.18	0.48	0.62	(0.30)

Total from investment operations	1.07	0.62	0.93	1.11	0.15

Less distributions to shareholders:
From net investment income	(0.41)	(0.44)	(0.37)	(0.42)	(0.46)
From net realized gain on investments	(0.15)	(0.07)	—	—	(0.05)

Total distributions to shareholders	(0.56)	(0.51)	(0.37)	(0.42)	(0.51)

Net asset value - End of year	$11.56	$11.05	$10.94	$10.38	$9.69

Net assets - End of year (000’s omitted)	$189,616	$164,086	$114,058	$76,601	$53,071

Total return[2]	9.74%	5.68%	8.97%	11.46%	1.66%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.70%	0.71%	0.76%	0.79%	0.80%
Net investment income	3.55%	3.91%	4.10%	4.84%	4.73%
Portfolio turnover	31%	18%	23%	67%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	0.00%[3]	0.00%[3]	0.03%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If

18

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$3,513,956	$3,513,956	$—	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	7,956,236	—	7,956,236	—
States and political subdivisions (municipals)	1,289,560	—	1,289,560	—
Corporate debt:
Consumer Discretionary	19,975,992	—	19,975,992	—
Consumer Staples	4,182,305	—	4,182,305	—
Energy	10,482,267	—	10,482,267	—
Financials	63,382,625	—	63,382,625	—
Health Care	3,993,764	—	3,993,764	—
Industrials	20,890,323	—	20,890,323	—
Information Technology	12,268,215	—	12,268,215	—
Materials	13,755,572	—	13,755,572	—
Telecommunication Services	2,567,684	—	2,567,684	—
Utilities	3,901,931	—	3,901,931	—
Convertible corporate debt:
Health Care	120,375	—	120,375	—
Information Technology	1,388,737	—	1,388,737	—
Asset-backed securities	1,242,695	—	1,242,695	—
Commercial mortgage-backed securities	8,996,047	—	8,996,047	—
Mutual fund	5,666,873	5,666,873	—	—

Total assets	$185,575,157	$9,180,829	$176,394,328	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2012.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2012.

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

21

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $71,654,717 and $52,144,166 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,780,781	$20,734,234	4,653,992	$51,537,767
Reinvested	734,730	8,458,577	639,771	7,046,886
Repurchased	(953,817)	(11,042,865)	(871,679)	(9,840,055)

Total	1,561,694	$18,149,946	4,422,084	$48,744,598

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a

22

Core Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in hybrid securities, convertibles, and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $1,861 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$6,235,528	$6,177,402
Long-term capital gains	2,316,201	963,404

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$170,879,151
Unrealized appreciation	14,771,383
Unrealized depreciation	(75,377)

Net unrealized appreciation	$14,696,006

Undistributed long-term capital gains	$252,353

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

23

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

24

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $99,798 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $2,316,201 as capital gains for its taxable year ended December 31, 2012, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.63%, or if different, the maximum allowable under tax law.

The percentage of ordinary income distribution paid by the Series during the year ended December 31, 2012 which was derived from U.S. Treasury securities is 0.08%.

25

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

26

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002.
President since 2004. Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989-2010)
New York Collegium (non-profit)(2004-2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

28

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2012)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, – Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 – Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNCOB-12/12-AR

CORE PLUS BOND SERIES
www.manning-napier.com

Core Plus Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors´ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors´ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi´s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

Given the market environment, the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 4.42% during the year. Similarly, the Series also produced strong absolute returns in 2012. However, the Series also materially outperformed the index, returning 10.94%.

Throughout 2012, the Core Plus Bond Series maintained a heavy weighting to corporate bonds relative to the benchmark because the Advisor believes the fundamentals and supply and demand dynamics within this sector remain attractive. As of the end of the year, the Series had 84.7% of its assets invested in corporate bonds and preferred stocks. With corporate bonds outperforming Treasuries for the year, the Series´ large allocation to this area positively impacted returns relative to the benchmark in 2012. Further, the Series´ relative underweight allocation as compared to the benchmark to the mortgage and Treasury sectors also aided performance.

Managing to an index can prove limiting and present challenges to reaching investors´ objectives. As an active fixed income manager, the Advisor´s investment decisions are based on prevailing market conditions and fundamentals, which allow us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor´s choices in selectively choosing the Series´ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series´ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Core Plus Bond Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Plus Bond Series[3]	10.94%	8.22%	6.61%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	4.42%	6.03%	5.66%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception2 (4/21/05) to present (12/31/12) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for the year ended December 31, 2012.

4The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

Core Plus Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series‘ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,052.10	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*Expenses are equal to the Series‘ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

Core Plus Bond Series

Portfolio Composition as of December 31, 2012

(unaudited)

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 82.7%

Convertible Corporate Bonds - 1.1%
Financials - 0.5%
Real Estate Investment Trusts (REITS) - 0.5%
BioMed Realty LP2, 3.75%, 1/15/2030	WR3	$2,375,000	$2,778,750

Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc., 3.00%, 5/15/2016	CCC[4]	655,000	612,425

Information Technology - 0.4%
Computers & Peripherals - 0.4%
EMC Corp., 1.75%, 12/1/2013	A4	1,685,000	2,689,681

Materials - 0.1%
Containers & Packaging - 0.1%
Owens-Brockway Glass Container, Inc.[2], 3.00%, 6/1/2015	Ba3	750,000	742,031

Total Convertible Corporate Bonds
(Identified Cost $6,214,246)			6,822,887

Non-Convertible Corporate Bonds - 81.6%
Consumer Discretionary - 11.3%
Auto Components - 0.1%
Exide Technologies, 8.625%, 2/1/2018	B2	435,000	368,663
UCI International, Inc., 8.625%, 2/15/2019	B3	435,000	431,194

			799,857

Hotels, Restaurants & Leisure - 1.2%
Choice Hotels International, Inc., 5.70%, 8/28/2020	Baa3	730,000	792,050
International Game Technology, 7.50%, 6/15/2019	Baa2	2,755,000	3,261,217
Yum! Brands, Inc., 3.875%, 11/1/2020	Baa3	3,295,000	3,579,530

			7,632,797

Household Durables - 1.8%
NVR, Inc., 3.95%, 9/15/2022	Baa2	6,225,000	6,450,687
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[2], 7.75%, 4/15/2020	B2	430,000	455,800
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	4,000,000	4,280,188

			11,186,675

Media - 4.7%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1	105,000	122,456
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	4,710,000	5,344,974
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	4,875,000	5,641,126
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B3	370,000	406,537
Nara Cable Funding Ltd. (Spain)[2], 8.875%, 12/1/2018	B1	480,000	488,400
NBCUniversal Media LLC, 5.15%, 4/30/2020	Baa2	5,510,000	6,531,857
Sirius XM Radio, Inc.[2], 8.75%, 4/1/2015	B1	350,000	396,375
Time Warner, Inc., 3.15%, 7/15/2015	Baa2	3,000,000	3,172,485

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	$4,110,000	$4,723,257
The Walt Disney Co., 1.35%, 8/16/2016	A2	3,000,000	3,040,869

			29,868,336

Multiline Retail - 0.6%
Target Corp., 6.00%, 1/15/2018	A2	3,225,000	3,965,415

Specialty Retail - 2.3%
Advance Auto Parts, Inc., 4.50%, 1/15/2022	Baa3	1,650,000	1,722,615
Dufry Finance SCA (Switzerland)[2], 5.50%, 10/15/2020	Ba3	365,000	377,775
The Home Depot, Inc., 5.40%, 3/1/2016	A3	4,325,000	4,940,949
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A3	3,175,000	3,855,285
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	Baa3	2,500,000	2,769,045
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	500,000	545,000

			14,210,669

Textiles, Apparel & Luxury Goods - 0.6%
Jones Group, Inc. - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	Ba3	380,000	395,200
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,329,036

			3,724,236

Total Consumer Discretionary			71,387,985

Consumer Staples - 2.1%
Beverages - 0.6%
The Coca-Cola Co., 1.50%, 11/15/2015	Aa3	3,000,000	3,072,213
Constellation Brands, Inc., 7.25%, 9/1/2016	Ba1	650,000	750,750

			3,822,963

Food Products - 1.5%
C&S Group Enterprises LLC[2], 8.375%, 5/1/2017	B1	680,000	719,100
FAGE Dairy Industry S.A. - FAGE USA Dairy Industry, Inc. (Greece)[2], 9.875%, 2/1/2020	B3	375,000	398,437
Kraft Foods Group, Inc.[2], 6.125%, 8/23/2018	Baa2	2,670,000	3,271,084
Minerva Luxembourg S.A. (Brazil)[2], 12.25%, 2/10/2022	B2	640,000	766,400
Mondelez International, Inc., 6.125%, 2/1/2018	Baa2	940,000	1,143,765
Shearer’s Foods LLC - Chip Finance Corp.[2], 9.00%, 11/1/2019	B3	375,000	393,750
Tyson Foods, Inc., 4.50%, 6/15/2022	Baa3	2,350,000	2,543,913

			9,236,449

Household Products - 0.0%*
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	28,023

Total Consumer Staples			13,087,435

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 5.4%
Energy Equipment & Services - 3.1%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	$3,155,000	$4,179,589
Calfrac Holdings LP (Canada)[2], 7.50%, 12/1/2020	B1	745,000	737,550
Global Geophysical Services, Inc., 10.50%, 5/1/2017	B3	370,000	329,300
Petroleum Geo-Services ASA (Norway)[2], 7.375%, 12/15/2018	Ba2	1,000,000	1,080,000
Schlumberger Oilfield plc[2], 4.20%, 1/15/2021	A1	2,630,000	2,974,817
SESI LLC, 6.375%, 5/1/2019	Ba2	710,000	759,700
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.625%, 11/1/2018	B1	375,000	384,375
Sidewinder Drilling, Inc.[2], 9.75%, 11/15/2019	B3	375,000	376,875
Thermon Industries, Inc., 9.50%, 5/1/2017	B1	346,000	384,060
Weatherford International Ltd., 9.625%, 3/1/2019	Baa2	6,175,000	8,056,121

			19,262,387

Oil, Gas & Consumable Fuels - 2.3%
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	B3	405,000	416,137
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[2], 6.625%, 11/15/2019	Ba3	775,000	730,437
CVR Refining LLC - Coffeyville Finance, Inc.[2], 6.50%, 11/1/2022	Ba3	375,000	373,125
EOG Resources, Inc., 2.625%, 3/15/2023	A3	2,765,000	2,784,455
EPL Oil & Gas, Inc.[2], 8.25%, 2/15/2018	Caa1	455,000	467,513
EV Energy Partners LP - EV Energy Finance Corp., 8.00%, 4/15/2019	B3	740,000	785,325
Gulfport Energy Corp.[2], 7.75%, 11/1/2020	B3	565,000	580,537
Northern Tier Energy LLC - Northern Tier Finance Corp.[2], 7.125%, 11/15/2020	B1	380,000	393,300
PBF Holding Co. LLC - PBF Finance Corp.[2], 8.25%, 2/15/2020	Ba3	320,000	344,800
Petrobras International Finance Co. (Brazil), 5.375%, 1/27/2021	A3	6,900,000	7,768,158

			14,643,787

Total Energy			33,906,174

Financials - 35.4%
Capital Markets - 9.4%
Credit Suisse AG (Switzerland)[2], 2.60%, 5/27/2016	Aaa	4,295,000	4,532,118
GFI Group, Inc., 8.625%, 7/19/2018	Ba2	480,000	421,200
Goldman Sachs Capital II5, 4.00%, 6/1/2043	Ba2	4,205,000	3,284,441
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A3	3,385,000	3,976,590
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3	4,510,000	5,168,595
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021	A3	3,085,000	3,516,826
Innovation Ventures LLC - Innovation Ventures Finance Corp.[2], 9.50%, 8/15/2019	B2	370,000	347,800
Jefferies Group, Inc., 5.125%, 4/13/2018	Baa3	4,000,000	4,200,000
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa3	6,925,000	8,275,375
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	Baa2	2,295,000	2,766,517
Morgan Stanley, 5.55%, 4/27/2017	Baa1	3,544,000	3,929,002

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Morgan Stanley, 7.30%, 5/13/2019	Baa1	$4,310,000	$5,237,598
Morgan Stanley, 5.50%, 1/26/2020	Baa1	4,485,000	5,031,242
Morgan Stanley, 5.75%, 1/25/2021	Baa1	5,400,000	6,166,989
Morgan Stanley, 5.50%, 7/28/2021	Baa1	2,320,000	2,634,068

			59,488,361

Commercial Banks - 5.3%
KeyBank National Association, 5.45%, 3/3/2016	Baa1	4,640,000	5,186,926
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	7,665,000	9,271,500
National Bank of Canada (Canada)[2], 2.20%, 10/19/2016	Aaa	2,700,000	2,841,480
National City Corp., 6.875%, 5/15/2019	Baa1	1,920,000	2,395,356
PNC Bank National Association, 5.25%, 1/15/2017	A3	5,640,000	6,425,302
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	Aaa	1,550,000	1,553,720
Santander Holdings USA, Inc., 3.00%, 9/24/2015	Baa2	2,000,000	2,036,678
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2	750,000	784,117
The Toronto-Dominion Bank (Canada)[2], 1.625%, 9/14/2016	Aaa	1,400,000	1,443,820
Westpac Banking Corp. (Australia)[2], 1.25%, 12/15/2017	Aaa	1,475,000	1,473,083

			33,411,982

Consumer Finance - 2.0%
American Express Co., 7.25%, 5/20/2014	A3	3,000,000	3,264,621
American Express Co.[2], 2.65%, 12/2/2022	A3	4,525,000	4,506,981
American Express Co.[5], 6.80%, 9/1/2066	Baa2	3,445,000	3,699,069
Credit Acceptance Corp., 9.125%, 2/1/2017	B1	530,000	579,025
General Motors Financial Co., Inc.[2], 4.75%, 8/15/2017	Ba3	600,000	630,894

			12,680,590

Diversified Financial Services - 6.3%
Bank of America Corp., 5.75%, 8/15/2016	Baa2	3,715,000	4,062,471
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A2	2,195,000	2,750,429
Citigroup, Inc., 8.50%, 5/22/2019	Baa2	11,876,000	15,968,909
CME Group, Inc., 3.00%, 9/15/2022	Aa3	6,010,000	6,098,016
CNG Holdings, Inc.[2], 9.375%, 5/15/2020	B3	705,000	715,575
JPMorgan Chase & Co., 6.30%, 4/23/2019	A2	4,300,000	5,305,177
JPMorgan Chase Bank National Association, 5.875%, 6/13/2016	A1	3,000,000	3,421,275
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[2], 7.375%, 10/1/2017	Ba3	480,000	493,200
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[2], 8.875%, 8/1/2020	B2	715,000	757,900

			39,572,952

Insurance - 5.0%
American International Group, Inc., 4.25%, 5/15/2013	Baa1	1,840,000	1,862,349

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance (continued)
American International Group, Inc., 4.875%, 6/1/2022	Baa1	$5,625,000	$6,421,618
American International Group, Inc., 6.25%, 3/15/2037	Baa2	2,070,000	2,209,725
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	5,495,000	6,194,134
Genworth Financial, Inc., 7.625%, 9/24/2021	Baa3	5,980,000	6,599,343
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	6,915,000	7,978,873
Hub International Ltd.[2], 8.125%, 10/15/2018	Caa2	480,000	492,000

			31,758,042

Real Estate Investment Trusts (REITS) - 7.4%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	2,750,000	2,900,414
Boston Properties LP, 5.875%, 10/15/2019	Baa2	4,455,000	5,312,169
Camden Property Trust, 5.70%, 5/15/2017	Baa1	4,025,000	4,632,634
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,000,000	1,142,607
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	4,180,000	4,626,319
HCP, Inc., 6.70%, 1/30/2018	Baa1	4,500,000	5,427,396
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	3,450,000	3,773,375
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	2,665,000	3,302,708
Simon Property Group LP, 6.125%, 5/30/2018	A3	3,000,000	3,654,336
Simon Property Group LP, 10.35%, 4/1/2019	A3	3,670,000	5,248,052
UDR, Inc., 4.625%, 1/10/2022	Baa2	5,700,000	6,268,467

			46,288,477

Total Financials			223,200,404

Health Care - 1.7%
Health Care Equipment & Supplies - 0.2%
Fresenius Medical Care US Finance, Inc. (Germany)[2], 6.50%, 9/15/2018	Ba2	555,000	620,213
Fresenius US Finance II, Inc.[2], 9.00%, 7/15/2015	Ba1	445,000	512,863

			1,133,076

Health Care Providers & Services - 1.0%
CHS - Community Health Systems, Inc., 5.125%, 8/15/2018	Ba3	155,000	161,587
CHS - Community Health Systems, Inc., 7.125%, 7/15/2020	B3	210,000	224,175
HCA, Inc., 6.375%, 1/15/2015	B3	100,000	108,125
HCA, Inc., 6.50%, 2/15/2020	Ba3	715,000	804,375
Health Management Associates, Inc., 6.125%, 4/15/2016	BB4	515,000	556,200
UnitedHealth Group, Inc., 4.70%, 2/15/2021	A3	4,000,000	4,659,988

			6,514,450

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	Baa1	2,400,000	2,711,758

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International (Canada)[2], 6.75%, 8/15/2021	B1	$395,000	$423,637

Total Health Care			10,782,921

Industrials - 9.8%
Aerospace & Defense - 2.0%
The Boeing Co., 6.00%, 3/15/2019	A2	3,465,000	4,315,959
Ducommun, Inc., 9.75%, 7/15/2018	B3	550,000	591,250
Textron, Inc., 4.625%, 9/21/2016	Baa3	3,100,000	3,376,508
Textron, Inc., 7.25%, 10/1/2019	Baa3	3,790,000	4,627,795

			12,911,512

Air Freight & Logistics - 0.2%
Aguila 3 S.A. (Luxembourg)[2], 7.875%, 1/31/2018	B2	600,000	636,000
FedEx Corp., 8.00%, 1/15/2019	Baa1	435,000	572,897

			1,208,897

Airlines - 0.8%
Continental Airlines, Inc.[2], 6.75%, 9/15/2015	Ba2	535,000	561,750
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	Ba3	165,000	171,600
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	365,000	379,600
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	3,925,000	4,177,330

			5,290,280

Commercial Services & Supplies - 0.7%
Clean Harbors, Inc., 5.25%, 8/1/2020	Ba2	365,000	380,513
Garda World Security Corp. (Canada)[2], 9.75%, 3/15/2017	B2	380,000	398,050
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	2,950,000	3,751,081

			4,529,644

Industrial Conglomerates - 2.7%
General Electric Capital Corp., 5.625%, 5/1/2018	A1	2,150,000	2,553,198
General Electric Capital Corp., 5.50%, 1/8/2020	A1	3,105,000	3,675,423
General Electric Capital Corp., 5.30%, 2/11/2021	A2	6,150,000	7,138,809
General Electric Co., 5.25%, 12/6/2017	Aa3	2,100,000	2,476,213
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	Baa2	800,000	897,506

			16,741,149

Machinery - 2.4%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	3,385,000	4,355,730
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	B2	535,000	572,450
John Deere Capital Corp., 5.75%, 9/10/2018	A2	3,795,000	4,627,798
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	2,350,000	2,590,515

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Kennametal, Inc., 3.875%, 2/15/2022	Baa2	$2,925,000	$3,054,300

			15,200,793

Marine - 0.1%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc., 8.875%, 11/1/2017	B1	535,000	533,663

Road & Rail - 0.9%
Union Pacific Corp., 5.65%, 5/1/2017	Baa1	3,675,000	4,312,352
Union Pacific Corp., 2.95%, 1/15/2023	Baa1	1,100,000	1,137,316

			5,449,668

Total Industrials			61,865,606

Information Technology - 3.6%
Communications Equipment - 0.1%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba3	325,000	358,313
ViaSat, Inc., 6.875%, 6/15/2020	B1	500,000	522,500

			880,813

Computers & Peripherals - 1.0%
Hewlett-Packard Co., 2.125%, 9/13/2015	Baa1	6,615,000	6,610,429

Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp., 4.00%, 2/1/2022	Baa2	1,500,000	1,586,221
Corning, Inc., 4.25%, 8/15/2020	A3	2,500,000	2,791,365
CPI International, Inc., 8.00%, 2/15/2018	B3	390,000	380,737

			4,758,323

Office Electronics - 0.6%
Xerox Corp.[5], 1.71%, 9/13/2013	Baa2	3,900,000	3,925,572

Software - 1.1%
Autodesk, Inc., 3.60%, 12/15/2022	Baa2	6,260,000	6,287,607
Nuance Communications, Inc.[2], 5.375%, 8/15/2020	Ba3	375,000	391,875

			6,679,482

Total Information Technology			22,854,619

Materials - 7.3%
Chemicals - 1.0%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	1,635,000	2,017,811
Eastman Chemical Co., 3.60%, 8/15/2022	Baa2	3,000,000	3,141,969
Nufarm Australia Ltd. (Australia)[2], 6.375%, 10/15/2019	Ba3	735,000	768,075
Taminco Global Chemical Corp. (Belgium)[2], 9.75%, 3/31/2020	Caa1	315,000	344,925

			6,272,780

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Containers & Packaging - 0.3%
Consolidated Container Co. LLC - Consolidated Container Capital, Inc.[2], 10.125%, 7/15/2020	Caa1	$715,000	$765,050
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer S.A.[2], 5.75%, 10/15/2020	B1	580,000	598,850
Sealed Air Corp.[2], 6.50%, 12/1/2020	B1	385,000	415,800

			1,779,700

Metals & Mining - 4.8%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	5,685,000	6,132,120
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	5,185,000	5,743,787
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	3,230,000	4,119,219
Calcipar S.A. (Luxembourg)[2], 6.875%, 5/1/2018	B1	450,000	459,000
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	1,000,000	1,063,339
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	Baa3	2,000,000	1,987,602
FMG Resources August 2006 Pty. Ltd. (Australia)[2], 6.875%, 2/1/2018	B1	355,000	366,537
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	Baa3	2,925,000	2,900,945
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	4,000,000	4,277,196
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[2], 8.75%, 11/15/2019	B3	375,000	392,813
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	3,010,000	3,103,033

			30,545,591

Paper & Forest Products - 1.2%
International Paper Co., 7.50%, 8/15/2021	Baa3	5,330,000	6,975,270
Smurfit Kappa Acquisitions (Ireland)[2], 4.875%, 9/15/2018	Ba2	730,000	744,600

			7,719,870

Total Materials			46,317,941

Telecommunication Services - 2.8%
Diversified Telecommunication Services - 1.2%
Inmarsat Finance plc (United Kingdom)[2], 7.375%, 12/1/2017	Ba2	295,000	317,125
UPCB Finance III Ltd. (Netherlands)[2], 6.625%, 7/1/2020	Ba3	155,000	166,044
UPCB Finance VI Ltd. (Netherlands)[2], 6.875%, 1/15/2022	Ba3	410,000	443,825
Verizon Communications, Inc., 2.00%, 11/1/2016	A3	3,000,000	3,104,805
Verizon Communications, Inc., 8.75%, 11/1/2018	A3	1,386,000	1,924,419
Virgin Media Finance plc (United Kingdom), 4.875%, 2/15/2022	Ba2	375,000	383,437
Wind Acquisition Finance S.A. (Italy)[2], 7.25%, 2/15/2018	Ba3	525,000	531,563
Windstream Corp., 7.50%, 6/1/2022	Ba3	485,000	514,100

			7,385,318

Wireless Telecommunication Services - 1.6%
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2	4,070,000	4,902,246
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2	610,000	688,301

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
NII Capital Corp., 7.625%, 4/1/2021	B2	$1,030,000	$780,225
SBA Tower Trust[2], 5.101%, 4/17/2017	A2	2,095,000	2,362,263
SBA Tower Trust[2], 2.933%, 12/15/2017	A2	1,515,000	1,576,711

			10,309,746

Total Telecommunication Services			17,695,064

Utilities - 2.2%
Electric Utilities - 2.2%
Allegheny Energy Supply Co. LLC[2], 5.75%, 10/15/2019	Baa3	2,385,000	2,616,409
Exelon Generation Co. LLC, 4.00%, 10/1/2020	Baa1	4,000,000	4,204,908
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	3,240,000	3,943,255
System Energy Resources, Inc., 4.10%, 4/1/2023	Baa1	3,110,000	3,216,182

Total Utilities			13,980,754

Total Non-Convertible Corporate Bonds
(Identified Cost $467,706,066)			515,078,903

TOTAL CORPORATE BONDS
(Identified Cost $473,920,312)			521,901,790

PREFERRED STOCKS - 2.0%

Financials - 2.0%
Commercial Banks - 1.5%
BB&T Corp., Series D (non-cumulative), 5.85%	Baa2	119,980	3,117,080
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	Baa3	123,550	3,082,573
U.S. Bancorp., Series F (non-cumulative), 6.50%[6]	Baa1	114,010	3,265,246

			9,464,899

Real Estate Investment Trusts (REITS) - 0.5%
Public Storage, Series Q, 6.50%	A3	109,100	2,960,974

TOTAL PREFERRED STOCKS
(Identified Cost $11,666,000)			12,425,873

ASSET-BACKED SECURITIES - 1.0%

FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	Aaa	$974,816	1,002,964
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[2], 5.29%, 3/25/2016	Aaa	2,585,000	2,811,622
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2], 3.74%, 2/25/2017	Aaa	2,360,000	2,540,072
SLM Student Loan Trust, Series 2002-4, Class A4[5], 0.448%, 3/15/2017	Aaa	126,604	126,210

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $6,044,204)			6,480,868

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.0%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA[4]	$367,405	$394,735
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[5], 5.732%, 5/10/2045	AAA[4]	700,000	801,970
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	335,000	383,250
Banc of America Re-REMIC Trust, Series 2012-PARK, Class A2, 2.959%, 12/10/2030	AAA[4]	745,000	770,896
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	715,000	785,451
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[5], 5.712%, 9/11/2038	Aaa	1,010,000	1,156,158
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[4]	650,000	746,495
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2], 3.759%, 4/15/2044	Aaa	240,000	259,660
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[5], 5.219%, 7/15/2044	Aaa	500,000	554,882
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	Aaa	1,055,000	1,083,851
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[2], 3.156%, 7/10/2046	Aaa	1,196,359	1,263,141
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	Aaa	1,400,000	1,424,664
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	Aaa	1,325,000	1,344,438
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	Aaa	1,480,000	1,517,876
FREMF Mortgage Trust, Series 2011-K701, Class B2,5, 4.286%, 7/25/2048	A4	950,000	1,019,448
FREMF Mortgage Trust, Series 2011-K702, Class B2,5, 4.77%, 4/25/2044	A3	230,000	251,694
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[5], 5.867%, 7/10/2038	Aaa	1,695,000	1,946,555
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[5], 5.294%, 1/12/2043	Aaa	850,000	935,855
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[5], 5.20%, 12/15/2044	Aaa	1,670,000	1,861,332
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[5], 5.872%, 4/15/2045	Aaa	1,075,000	1,237,123
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA[4]	750,000	844,729
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045	Aaa	1,505,000	1,598,891
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A5, 5.23%, 9/15/2042	Aaa	210,000	231,123

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[2], 3.884%, 9/15/2047	AAA[4]		$200,000	$216,933
Motel 6 Trust, Series 2012-MTL6, Class A2[2], 1.948%, 10/5/2025	AAA[4]		1,055,000	1,062,883
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA[4]		420,000	492,878
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA[4]		1,195,000	1,349,931
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[5], 5.24%, 10/15/2044	Aaa		1,079,552	1,194,980
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[5], 6.011%, 6/15/2045	Aaa		1,220,000	1,415,467
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa		1,350,000	1,546,714
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	Aaa		1,915,000	1,984,959

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $30,107,158)				31,678,962

FOREIGN GOVERNMENT BONDS - 1.1%
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	A3	MYR	8,905,000	3,026,524
Portugal Obrigacoes do Tesouro OT (Portugal), 4.80%, 6/15/2020	Ba3	EUR	3,140,000	3,678,392

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $6,071,088)				6,704,916

MUTUAL FUND - 0.0%*
John Hancock Preferred Income Fund
(Identified Cost $139,390)			10,500	230,055

U.S. GOVERNMENT AGENCIES - 4.3%

Mortgage-Backed Securities - 4.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021			$2,288,722	2,479,556
Fannie Mae, Pool #995233, 5.50%, 10/1/2021			187,049	202,645
Fannie Mae, Pool #888017, 6.00%, 11/1/2021			205,572	225,909
Fannie Mae, Pool #995329, 5.50%, 12/1/2021			1,473,877	1,596,769
Fannie Mae, Pool #888136, 6.00%, 12/1/2021			260,634	286,419
Fannie Mae, Pool #888810, 5.50%, 11/1/2022			2,543,944	2,756,059
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024			156,270	169,007
Fannie Mae, Pool #918516, 5.50%, 6/1/2037			1,186,386	1,289,229
Fannie Mae, Pool #995876, 6.00%, 11/1/2038			6,854,800	7,504,708
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040			2,804,110	3,065,849
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020			852,424	925,297
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022			252,702	277,821

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2012

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	$185,702	$204,161
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	146,645	161,932
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	258,304	290,753
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	118,755	128,165
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	337,060	366,804
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	85,019	91,844
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	1,597,758	1,725,026
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	1,256,679	1,356,780
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	151,651	164,110
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	187,048	202,064
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	1,079,971	1,175,277
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	730,091	794,520

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $27,024,525)		27,440,704

SHORT-TERM INVESTMENT - 2.7%

Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.06%,
(Identified Cost $16,739,215)	16,739,215	16,739,215

TOTAL INVESTMENTS - 98.8%
(Identified Cost $571,711,892)		623,602,383
OTHER ASSETS, LESS LIABILITIES - 1.2%		7,479,175

NET ASSETS - 100%		$631,081,558

*Less than 0.1%

EUR - Euro

MYR - Malaysian Ringgit

1Credit ratings from Moody‘s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $75,298,907, or 11.9%, of the Series‘ net assets as of December 31, 2012 (see Note 2 to the financial statements).

3Credit rating has been withdrawn. As of December 31, 2012, there is no rating available.

4Credit ratings from S&P (unaudited).

5The coupon rate is floating and is the effective rate as of December 31, 2012.

6The rate shown is a fixed rate as of December 31, 2012; the rate becomes floating, based on LIBOR plus a spread, in 2022.

7Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $571,711,892) (Note 2)	$623,602,383
Interest receivable	7,258,651
Receivable for fund shares sold	810,022
Dividends receivable	48,429

TOTAL ASSETS	631,719,485

LIABILITIES:

Accrued management fees (Note 3)	375,089
Accrued fund accounting and administration fees (Note 3)	21,696
Accrued transfer agent fees (Note 3)	1,797
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	181,508
Audit fees payable	34,657
Other payables and accrued expenses	22,806

TOTAL LIABILITIES	637,927

TOTAL NET ASSETS	$631,081,558

NET ASSETS CONSIST OF:

Capital stock	$559,859
Additional paid-in-capital	575,430,317
Distributions in excess of net investment income	(52,812)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	3,250,283
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	51,893,911

TOTAL NET ASSETS	$631,081,558

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($631,081,558/55,985,876 shares)	$11.27

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$27,945,754
Dividends (net of foreign taxes withheld, $6,452)	1,127,196

Total Investment Income	29,072,950

EXPENSES:

Management fees (Note 3)	4,275,403
Fund accounting and administration fees (Note 3)	134,931
Directors‘ fees (Note 3)	12,202
Transfer agent fees (Note 3)	11,695
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	36,286
Miscellaneous	117,956

Total Expenses	4,590,913

NET INVESTMENT INCOME	24,482,037

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	8,199,447
Foreign currency transactions and translation of other assets and liabilities	(185,622)

8,013,825

Net change in unrealized appreciation (depreciation) on-
Investments	30,156,328
Foreign currency and translation of other assets and liabilities	(7,966)

30,148,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	38,162,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,644,224

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$24,482,037	$25,565,400
Net realized gain (loss) on investments and foreign currency	8,013,825	13,389,041
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,148,362	(12,244,570)

Net increase from operations	62,644,224	26,709,871

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(24,561,572)	(25,361,704)
From net realized gain on investments	(5,701,872)	(15,905,245)

Total distributions to shareholders	(30,263,444)	(41,266,949)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	29,117,332	48,785,177

Net increase in net assets	61,498,112	34,228,099

NET ASSETS:

Beginning of year	569,583,446	535,355,347

End of year (including distributions in excess of net investment income of $52,812 and undistributed net investment income of $169,272, respectively)	$631,081,558	$569,583,446

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.67	$10.96	$10.49	$9.66	$10.02

Income (loss) from investment operations:
Net investment income	0.45 [1]	0.51 [1]	0.55 [1]	0.57 [1]	0.42
Net realized and unrealized gain (loss) on investments	0.70	0.03	0.51	0.82	(0.32)

Total from investment operations	1.15	0.54	1.06	1.39	0.10

Less distributions to shareholders:
From net investment income	(0.45)	(0.51)	(0.52)	(0.56)	(0.45)
From net realized gain on investments	(0.10)	(0.32)	(0.07)	—	(0.01)

Total distributions to shareholders	(0.55)	(0.83)	(0.59)	(0.56)	(0.46)

Net asset value - End of year	$11.27	$10.67	$10.96	$10.49	$9.66

Net assets - End of year (000‘s omitted)	$631,082	$569,583	$535,355	$395,308	$340,631

Total return[2]	10.94%	4.91%	10.18%	14.35%	1.24%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.75%	0.75%	0.76%	0.78%	0.80%
Net investment income	4.01%	4.56%	4.92%	5.60%	4.84%
Portfolio turnover	41%	35%	31%	72%	63%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series‘ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	0.00%[3]	0.00%[3]	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Notes to Financial Statements

1.	Organization

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series‘ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund‘s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund‘s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series‘ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund‘s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series‘ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series‘ own assumptions in determining the fair value of investments). A financial instrument‘s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series‘ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$12,425,873	$12,425,873	$—	$—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	27,440,704	—	27,440,704	—
Corporate debt:
Consumer Discretionary	71,387,985	—	71,387,985	—
Consumer Staples	13,087,435	—	13,087,435	—
Energy	33,906,174	—	33,906,174	—
Financials	223,200,404	—	223,200,404	—
Health Care	10,782,921	—	10,782,921	—
Industrials	61,865,606	—	61,865,606	—
Information Technology	22,854,619	—	22,854,619	—
Materials	46,317,941	—	46,317,941	—
Telecommunication Services	17,695,064	—	17,695,064	—
Utilities	13,980,754	—	13,980,754	—
Convertible corporate debt:
Financials	2,778,750	—	2,778,750	—
Health Care	612,425	—	612,425	—
Information Technology	2,689,681	—	2,689,681	—
Materials	742,031	—	742,031	—
Asset-backed securities	6,480,868	—	6,480,868	—
Commercial mortgage-backed securities	31,678,962	—	31,678,962	—
Foreign government bonds	6,704,916	—	6,704,916	—
Mutual funds	16,969,270	16,969,270	—	—

Total assets	$623,602,383	$29,395,143	$594,207,240	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund‘s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund‘s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized loss of $8,639 arising from forward foreign currency exchange contracts closed during the year is included in net realized loss on foreign currency transaction and translation of other assets and liabilities.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series did not hold any forward foreign currency exchange contacts on December 31, 2012. The average volume of derivative activity (measured in terms of the notional amount) during the period January 1, 2012 to March 19, 2012, the period for which derivatives were held, was approximately $1.3 million.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2012.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series‘ Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series‘ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund‘s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Federal Taxes

The Series‘ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series‘ tax returns remains open for the years ended December 31, 2009 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series‘ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund‘s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund‘s maximum exposure under these arrangements is

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series‘ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series‘ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund‘s Chief Compliance Officer‘s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund‘s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund‘s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series‘ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $274,990,130 and $242,785,416 respectively. There were no purchases and sales of U.S. Government securities.

Core Plus Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Core Plus Bond Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,829,953	$65,592,237	5,512,628	$61,835,044
Reinvested	2,664,854	29,775,472	3,813,913	40,674,011
Repurchased	(5,875,777)	(66,250,377)	(4,794,577)	(53,723,878)

Total	2,619,030	$29,117,332	4,531,964	$48,785,177

Substantially all of the Series‘ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties‘ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in hybrid securities, investments in convertible securities, foreign currency contracts, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series‘ net asset value. For the fiscal year ended December 31, 2012, $142,549 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$26,389,475	$27,335,699
Long-term capital gains	3,873,969	13,931,250

Core Plus Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$571,769,866
Unrealized appreciation	52,323,458
Unrealized depreciation	(490,941)

Net unrealized appreciation	$51,832,517

Undistributed long-term gains	3,259,208
Qualified late-year losses[1]	3,763

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

Core Plus Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series‘ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

Core Plus Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $643,680 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series hereby reports $3,873,969 as capital gains for its taxable year ended December 31, 2012, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.44%, or if different, the maximum allowable under tax law.

The percentage of ordinary income distribution paid by the Series during the year ended December 31, 2012 which was derived from U.S. Treasury securities is 0.10%.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors‘ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board‘s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor‘s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund‘s Series was reasonable based on the Fund‘s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor‘s services and the profits of the Advisor as they relate to the Advisor‘s services to the Fund under the Agreement. In reviewing the Advisor‘s costs and profits, the Board discussed the Advisor‘s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor‘s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor‘s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend‘s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor‘s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor‘s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor‘s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board‘s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund‘s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund‘s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989-2010) New York Collegium (non-profit)(2004-2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) – Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2012)

HoustonPharma (2000-2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, – Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund‘s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund‘s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund‘s By-Laws.

Core Plus Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission‘s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC‘s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series‘ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC‘s web site	http://www.sec.gov

The Series‘ Form N-Q may be reviewed and copied at the SEC‘s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC‘s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNCPB-12/12-AR

HIGH YIELD BOND SERIES
www.manning-napier.com

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Overall, each of the major sectors of the fixed income market experienced positive absolute performance. This strong performance was led by corporate bonds, where high yield bonds were the top performer in 2012, followed by their investment grade counterparts. Beyond corporate bonds, Treasury Inflation Protected Securities (TIPS) and municipal bonds also performed well in 2012. In contrast, although Treasuries and mortgages ended the year with positive performance, they generally trailed other sectors in 2012.

For the year, the Bank of America Merrill Lynch U.S. High Yield Bond, Cash Pay, BB-B Rated Index gained 14.71%. Meanwhile, although the Class S shares of the High Yield Bond Series experienced positive absolute performance for the year of 14.46%, it modestly trailed the benchmark in 2012.

Historically, the high yield market has provided strong absolute and relative returns for several years following a recession, as defaults recede and credit spreads tighten. Such favorable conditions are a large reason the Advisor currently sees investment opportunities in the high yield market. Indeed, the high yield market generated very strong performance in the two years after the 2008 credit crisis. However, in 2011 high yield corporate bonds produced more moderate absolute returns and underperformed the broader fixed income markets as a result of the strong rally in U.S. Treasuries and the widening of credit spreads. In 2012, the high yield market generated strong returns as the market benefitted from both lower Treasury rates and a significant tightening in credit spreads. The tightening in credit spreads was driven by improving economic conditions, continued accommodative monetary policy and a reduction in stress on European sovereign debt concerns.

As of the end of 2012, the High Yield Bond Series had a relatively high allocation to the Consumer Non-Cyclical, Healthcare and Capital Goods sectors versus the benchmark, as the Advisor continues to identify specific opportunities in companies with positive fundamentals within these sectors. In contrast, the Series was underweight to the Banking, Basic Industry and Utilities sectors as compared to the benchmark. Many of the companies in these sectors are tied to the overall economic growth rate, and given our slow growth view for the economy, we continue to prefer companies that have clear growth drivers and are less dependent on the broader economy for growth. Looking at credit quality, the High Yield Bond Series had a slightly higher quality portfolio than the benchmark.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, which allows us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	14.46%	11.44%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	14.59%	5.59%
Bank of America (BofA) Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index[4]	14.71%	12.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its current activation1 (9/14/09) to present (12/31/12) to the BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.10% for Class S and 0.87% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S and 0.87% for Class I (annualized) for the year ended December 31, 2012.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - High Yield Bond Series - Class S.

5The unmanaged BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (formerly a Merrill Lynch Index) is a market value weighted measure of BB and B rated corporate bonds with maturities of at least one-year. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12*	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD** 7/1/12-12/31/12	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,074.30	$5.75	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,055.90	$3.75	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*Class I inception date was August 1, 2012.

**Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class I Actual return information, which reflects the 153 day period ended December 31, 2012 due to its inception date of August 1, 2012). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

3

High Yield Bond Series

Portfolio Composition as of December 31, 2012

(unaudited)

Sector Allocation[1]

Cash, short-term investment, and other assets, less liabilities - 4.2%
Consumer Discretionary - 11.5%
Consumer Staples - 6.6%
Energy - 16.6%
Financials - 11.2%
Health Care - 11.6%
Industrials - 12.5%
Information Technology - 4.0%
Materials - 13.3%
Telecommunication Services - 8.5%

[1]As a percentage of net assets.

Credit Quality Ratings[2,3]

Caa - 4.4%
Baa - 2.5%
B - 48.3%
Ba - 44.8%

[2]As a percentage of total corporate bonds.

4

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 95.8%

Convertible Corporate Bonds - 2.3%

Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Alere, Inc., 3.00%, 5/15/2016	CCC[2]	$825,000	$771,375

Materials - 1.9%
Containers & Packaging - 1.9%
Owens-Brockway Glass Container, Inc.[3], 3.00%, 6/1/2015	Ba3	3,735,000	3,695,316

Total Convertible Corporate Bonds
(Identified Cost $4,355,622)			4,466,691

Non-Convertible Corporate Bonds - 93.5%

Consumer Discretionary - 11.5%
Auto Components - 1.4%
Exide Technologies, 8.625%, 2/1/2018	B2	1,080,000	915,300
UCI International, Inc., 8.625%, 2/15/2019	B3	1,755,000	1,739,644

			2,654,944

Hotels, Restaurants & Leisure - 0.8%
Choice Hotels International, Inc., 5.70%, 8/28/2020	Baa3	1,440,000	1,562,400

Household Durables - 1.3%
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[3], 7.75%, 4/15/2020	B2	1,810,000	1,918,600
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[3], 7.75%, 4/15/2020	B2	500,000	530,000

			2,448,600

Media - 4.5%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1	1,580,000	1,842,675
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B3	1,495,000	1,642,631
Nara Cable Funding Ltd. (Spain)[3], 8.875%, 12/1/2018	B1	2,165,000	2,202,888
Sirius XM Radio, Inc.[3], 8.75%, 4/1/2015	B1	1,685,000	1,908,263
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[3], 5.50%, 1/15/2023	Ba3	1,000,000	1,032,500

			8,628,957

Specialty Retail - 2.5%
Dufry Finance SCA (Switzerland)[3], 5.50%, 10/15/2020	Ba3	2,000,000	2,070,000
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	2,630,000	2,866,700

			4,936,700

Textiles, Apparel & Luxury Goods - 1.0%
Jones Group, Inc. - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	Ba3	1,870,000	1,944,800

Total Consumer Discretionary			22,176,401

The accompanying notes are an integral part of the financial statements.

5

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Consumer Staples - 6.6%
Beverages - 1.5%
Constellation Brands, Inc., 7.25%, 9/1/2016	Ba1	$1,000,000	$1,155,000
Constellation Brands, Inc., 7.25%, 5/15/2017	Ba1	1,510,000	1,778,025

			2,933,025

Food Products - 5.1%
C&S Group Enterprises LLC[3], 8.375%, 5/1/2017	B1	2,665,000	2,818,238
FAGE Dairy Industry S.A. - FAGE USA Dairy Industry, Inc. (Greece)[3], 9.875%, 2/1/2020	B3	1,875,000	1,992,187
Land O´ Lakes, Inc.[3], 6.00%, 11/15/2022	Ba2	1,000,000	1,082,500
Minerva Luxembourg S.A. (Brazil)[3], 12.25%, 2/10/2022	B2	1,620,000	1,939,950
Shearer’s Foods LLC - Chip Finance Corp.[3], 9.00%, 11/1/2019	B3	1,890,000	1,984,500

			9,817,375

Total Consumer Staples			12,750,400

Energy - 16.6%
Energy Equipment & Services - 7.1%
Calfrac Holdings LP (Canada)[3], 7.50%, 12/1/2020	B1	3,680,000	3,643,200
Global Geophysical Services, Inc., 10.50%, 5/1/2017	B3	925,000	823,250
Petroleum Geo-Services ASA (Norway)[3], 7.375%, 12/15/2018	Ba2	1,865,000	2,014,200
SESI LLC, 6.375%, 5/1/2019	Ba2	1,675,000	1,792,250
Shelf Drilling Holdings Ltd. (United Arab Emirates)[3], 8.625%, 11/1/2018	B1	1,890,000	1,937,250
Sidewinder Drilling, Inc.[3], 9.75%, 11/15/2019	B3	1,890,000	1,899,450
Thermon Industries, Inc., 9.50%, 5/1/2017	B1	1,330,000	1,476,300

			13,585,900

Oil, Gas & Consumable Fuels - 9.5%
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	B3	1,830,000	1,880,325
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[3], 6.625%, 11/15/2019	Ba3	3,930,000	3,704,025
CVR Refining LLC - Coffeyville Finance, Inc.[3], 6.50%, 11/1/2022	Ba3	1,865,000	1,855,675
EPL Oil & Gas, Inc.[3], 8.25%, 2/15/2018	Caa1	2,260,000	2,322,150
EV Energy Partners LP - EV Energy Finance Corp., 8.00%, 4/15/2019	B3	1,840,000	1,952,700
Gulfport Energy Corp.[3], 7.75%, 11/1/2020	B3	2,800,000	2,877,000
Northern Tier Energy LLC - Northern Tier Finance Corp.[3], 7.125%, 11/15/2020	B1	1,895,000	1,961,325
PBF Holding Co. LLC - PBF Finance Corp.[3], 8.25%, 2/15/2020	Ba3	1,715,000	1,847,913

			18,401,113

Total Energy			31,987,013

Financials - 11.2%
Capital Markets - 2.7%
GFI Group, Inc., 8.625%, 7/19/2018	Ba2	1,485,000	1,303,087

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Financials (continued)
Capital Markets (continued)
Innovation Ventures LLC - Innovation Ventures Finance Corp.[3], 9.50%, 8/15/2019	B2	$925,000	$869,500
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa3	2,500,000	2,987,500

			5,160,087

Consumer Finance - 2.9%
Credit Acceptance Corp., 9.125%, 2/1/2017	B1	2,430,000	2,654,775
General Motors Financial Co., Inc.[3], 4.75%, 8/15/2017	Ba3	2,750,000	2,891,598

			5,546,373

Diversified Financial Services - 5.0%
CNG Holdings, Inc.[3], 9.375%, 5/15/2020	B3	1,785,000	1,811,775
CNH Capital LLC[3], 3.875%, 11/1/2015	Ba2	1,000,000	1,031,250
CNH Capital LLC, 6.25%, 11/1/2016	Ba2	1,730,000	1,907,325
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 7.375%, 10/1/2017	Ba3	1,840,000	1,890,600
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[3], 8.875%, 8/1/2020	B2	2,760,000	2,925,600

			9,566,550

Insurance - 0.6%
Hub International Ltd.[3], 8.125%, 10/15/2018	Caa2	1,225,000	1,255,625

Total Financials			21,528,635

Health Care - 11.2%
Health Care Equipment & Supplies - 4.1%
Alere, Inc.[3], 7.25%, 7/1/2018	B3	1,880,000	1,884,700
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	Ba2	2,370,000	2,701,800
Fresenius Medical Care US Finance, Inc. (Germany)[3], 6.50%, 9/15/2018	Ba2	825,000	921,937
Fresenius US Finance II, Inc.[3], 9.00%, 7/15/2015	Ba1	2,170,000	2,500,925

			8,009,362

Health Care Providers & Services - 6.0%
CHS - Community Health Systems, Inc., 5.125%, 8/15/2018	Ba3	1,845,000	1,923,413
CHS - Community Health Systems, Inc., 7.125%, 7/15/2020	B3	1,760,000	1,878,800
HCA, Inc., 6.375%, 1/15/2015	B3	1,955,000	2,113,844
HCA, Inc., 6.50%, 2/15/2020	Ba3	920,000	1,035,000
Health Management Associates, Inc., 6.125%, 4/15/2016	BB2	2,545,000	2,748,600
STHI Holding Corp.[3], 8.00%, 3/15/2018	B2	1,725,000	1,867,313

			11,566,970

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Health Care (continued)
Pharmaceuticals - 1.1%
Valeant Pharmaceuticals International (Canada)[3], 6.75%, 8/15/2021	B1	$1,895,000	$2,032,387

Total Health Care			21,608,719

Industrials - 12.5%
Aerospace & Defense - 1.5%
Ducommun, Inc., 9.75%, 7/15/2018	B3	2,650,000	2,848,750

Air Freight & Logistics - 1.5%
Aguila 3 S.A. (Luxembourg)[3], 7.875%, 1/31/2018	B2	2,660,000	2,819,600

Airlines - 2.7%
Continental Airlines, Inc.[3], 6.75%, 9/15/2015	Ba2	1,545,000	1,622,250
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	Ba3	1,890,000	1,965,600
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	850,000	884,000
UAL 2009-2B Pass Through Trust[3], 12.00%, 1/15/2016	Ba3	701,358	771,494

			5,243,344

Building Products - 0.4%
Building Materials Corp. of America[3], 7.50%, 3/15/2020	Ba3	800,000	880,000

Commercial Services & Supplies - 2.8%
Clean Harbors, Inc., 5.25%, 8/1/2020	Ba2	1,695,000	1,767,037
Garda World Security Corp. (Canada)[3], 9.75%, 3/15/2017	B2	1,795,000	1,880,263
International Lease Finance Corp., 6.375%, 3/25/2013	Ba3	1,815,000	1,834,057

			5,481,357

Machinery - 1.4%
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	B2	2,500,000	2,675,000

Marine - 1.4%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc., 8.875%, 11/1/2017	B1	2,720,000	2,713,200

Professional Services - 0.8%
FTI Consulting, Inc.[3], 6.00%, 11/15/2022	Ba2	1,500,000	1,552,500

Total Industrials			24,213,751

Information Technology - 4.0%
Communications Equipment - 2.0%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba3	1,780,000	1,962,450
ViaSat, Inc., 6.875%, 6/15/2020	B1	1,845,000	1,928,025

			3,890,475

Electronic Equipment, Instruments & Components - 1.0%
CPI International, Inc., 8.00%, 2/15/2018	B3	1,950,000	1,903,687

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Information Technology (continued)
Software - 1.0%
Nuance Communications, Inc.[3], 5.375%, 8/15/2020	Ba3	$1,890,000	$1,975,050

Total Information Technology			7,769,212

Materials - 11.4%
Chemicals - 2.9%
Nufarm Australia Ltd. (Australia)[3], 6.375%, 10/15/2019	Ba3	3,640,000	3,803,800
Taminco Global Chemical Corp. (Belgium)[3], 9.75%, 3/31/2020	Caa1	1,705,000	1,866,975

			5,670,775

Containers & Packaging - 3.5%
Consolidated Container Co. LLC - Consolidated Container Capital, Inc.[3], 10.125%, 7/15/2020	Caa1	1,775,000	1,899,250
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer S.A.[3], 5.75%, 10/15/2020	B1	2,730,000	2,818,725
Sealed Air Corp.[3], 6.50%, 12/1/2020	B1	1,875,000	2,025,000

			6,742,975

Metals & Mining - 3.0%
Calcipar S.A. (Luxembourg)[3], 6.875%, 5/1/2018	B1	1,795,000	1,830,900
FMG Resources August 2006 Pty. Ltd. (Australia)[3], 6.875%, 2/1/2018	B1	1,955,000	2,018,537
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[3], 8.75%, 11/15/2019	B3	1,890,000	1,979,775

			5,829,212

Paper & Forest Products - 2.0%
Smurfit Kappa Acquisitions (Ireland)[3], 4.875%, 9/15/2018	Ba2	3,775,000	3,850,500

Total Materials			22,093,462

Telecommunication Services - 8.5%
Diversified Telecommunication Services - 7.5%
Inmarsat Finance plc (United Kingdom)[3], 7.375%, 12/1/2017	Ba2	1,685,000	1,811,375
Sable International Finance Ltd. (United Kingdom)[3], 8.75%, 2/1/2020	Ba2	1,615,000	1,849,175
UPCB Finance III Ltd. (Netherlands)[3], 6.625%, 7/1/2020	Ba3	650,000	696,313
UPCB Finance VI Ltd. (Netherlands)[3], 6.875%, 1/15/2022	Ba3	2,000,000	2,165,000
Virgin Media Finance plc (United Kingdom), 4.875%, 2/15/2022	Ba2	1,890,000	1,932,525
Wind Acquisition Finance S.A. (Italy)[3], 11.75%, 7/15/2017	B3	1,925,000	2,016,437
Wind Acquisition Finance S.A. (Italy)[3], 7.25%, 2/15/2018	Ba3	1,035,000	1,047,937
Windstream Corp., 7.50%, 6/1/2022	Ba3	2,745,000	2,909,700

			14,428,462

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services - 1.0%
NII Capital Corp., 8.875%, 12/15/2019	B2	$2,545,000	$2,023,275

Total Telecommunication Services			16,451,737

Total Non-Convertible Corporate Bonds (Identified Cost $173,857,863)			180,579,330

TOTAL CORPORATE BONDS (Identified Cost $178,213,485)			185,046,021

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Cash Management, Inc. - Institutional Shares[4], 0.06%,
(Identified Cost $4,645,044)		4,645,044	4,645,044

TOTAL INVESTMENTS - 98.2%
(Identified Cost $182,858,529)			189,691,065
OTHER ASSETS, LESS LIABILITIES - 1.8%			3,498,070

NET ASSETS - 100%			$193,189,135

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $112,301,196 or 58.1% of the Series’ net assets as of December 31, 2012 (see Note 2 to the financial statements).

4Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments (identified cost $182,858,529) (Note 2)	$189,691,065
Interest receivable	3,612,509
Receivable for fund shares sold	893,395
Prepaid expenses	1,578
Dividends receivable	241

TOTAL ASSETS	194,198,788

LIABILITIES:

Accrued management fees (Note 3)	122,026
Accrued shareholder services fees (Class S) (Note 3)	37,874
Accrued fund accounting and administration fees (Note 3)	9,751
Accrued transfer agent fees (Note 3)	2,201
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	837,427

TOTAL LIABILITIES	1,009,653

TOTAL NET ASSETS	$193,189,135

NET ASSETS CONSIST OF:

Capital stock	$180,957
Additional paid-in-capital	184,864,741
Undistributed net investment income	1,259
Accumulated net realized gain on investments	1,309,642
Net unrealized appreciation on investments	6,832,536

TOTAL NET ASSETS	$193,189,135

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($179,187,142/ 16,664,185 shares)	$10.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($14,001,993/ 1,431,487 shares)	$9.78

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Interest	$12,685,716
Dividends	125,358

Total Investment Income	12,811,074

EXPENSES:

Management fees (Note 3)	1,651,922
Shareholder services fees (Class S) (Note 3)	185,237
Fund accounting and administration fees (Note 3)	62,392
Transfer agent fees (Note 3)	13,096
Directors’ fees (Note 3)	3,644
Chief Compliance Officer service fees (Note 3)	2,442
Custodian fees	11,109
Miscellaneous	93,483

Total Expenses	2,023,325

NET INVESTMENT INCOME	10,787,749

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	7,047,305
Net change in unrealized appreciation (depreciation) on investments	7,175,708

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	14,223,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,010,762

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,787,749	$10,530,980
Net realized gain (loss) on investments	7,047,305	4,681,436
Net change in unrealized appreciation (depreciation) on investments	7,175,708	(7,373,376)

Net increase from operations	25,010,762	7,839,040

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(10,361,600)	(10,504,997)
From net investment income (Class I)	(467,597)	—
From net realized gain on investments (Class S)	(5,914,586)	(4,479,165)
From net realized gain on investments (Class I)	(472,249)	—

Total distributions to shareholders	(17,216,032)	(14,984,162)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	10,044,454	24,313,762

Net increase in net assets	17,839,184	17,168,640

NET ASSETS:

Beginning of year	175,349,951	158,181,311

End of year (including undistributed net investment income of $ 1,259 and $ 31,969, respectively)	$193,189,135	$175,349,951

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED			FOR THE PERIOD 9/14/09[1] TO 12/31/09
	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.30	$10.74	$10.37	$10.00

Income from investment operations:
Net investment income[2]	0.63	0.69	0.75	0.20
Net realized and unrealized gain (loss) on investments	0.83	(0.17)	0.66	0.28

Total from investment operations	1.46	0.52	1.41	0.48

Less distributions to shareholders:
From net investment income	(0.64)	(0.67)	(0.75)	(0.10)
From net realized gain on investments	(0.37)	(0.29)	(0.29)	(0.01)

Total distributions to shareholders	(1.01)	(0.96)	(1.04)	(0.11)

Net asset value - End of period	$10.75	$10.30	$10.74	$10.37

Net assets - End of period (000’s omitted)	$179,187	$175,350	$158,181	$127,678

Total return[3]	14.46%	4.87%	13.59%	4.82%
Ratios (to average net assets)/ Supplemental Data:
Expenses**	1.10%	1.12%	1.14%	1.20%[4]
Net investment income	5.83%	6.26%	6.79%	6.51%[4]
Portfolio turnover	91%	63%	54%	22%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[5]	0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized. 5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.25
Net realized and unrealized gain (loss) on investments	0.30

Total from investment operations	0.55

Less distributions to shareholders:
From net investment income	(0.40)
From net realized gain on investments	(0.37)

Total distributions to shareholders	(0.77)

Net asset value - End of period	$9.78

Net assets - End of period (000’s omitted)	$14,002

Total return[3]	5.59%
Ratios (to average net assets)/ Supplemental Data:
Expenses	0.87%[4]
Net investment income	5.90%[4]
Portfolio turnover	91%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective August 1, 2012 the Class A shares of the Series have been redesignated as Class S shares and the Series issued Class I shares. Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million shares have been designated as High Yield Bond Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
Corporate debt:
Consumer Discretionary	22,176,401	—	22,176,401	—
Consumer Staples	12,750,400	—	12,750,400	—
Energy	31,987,013	—	31,987,013	—
Financials	21,528,635	—	21,528,635	—
Health Care	21,608,719	—	21,608,719	—
Industrials	24,213,751	—	24,213,751	—
Information Technology	7,769,212	—	7,769,212	—
Materials	22,093,462	—	22,093,462	—
Telecommunication Services	16,451,737	—	16,451,737	—
Convertible corporate debt:
Health Care	771,375	—	771,375	—
Materials	3,695,316	—	3,695,316	—
Mutual fund	4,645,044	4,645,044	—	—

Total assets	$189,691,065	$4,645,044	$185,046,021	$—

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 and the years ended December 31, 2010 through December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets. Prior to August 1, 2012, this fee was 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Class S shares of the Series are subject to a shareholder service fee in accordance with a shareholder service plan adopted by the Board. The shareholder service fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective August 1, 2012, the Advisor has contractually agreed, until at least April 30, 2014, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.95% of average daily net assets. Prior to August 1, 2012, this amount was 1.20%. The Advisor did not waive any fees for the year ended December 31, 2012. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program,

19

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $163,902,385 and $160,825,111 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/12		FOR THE YEAR ENDED 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,014,989	$21,922,842	2,430,734	$26,727,792
Reinvested	1,474,830	15,828,509	1,428,302	14,581,472
Repurchased	(3,857,491)	(42,040,705)	(1,560,326)	(16,995,502)

Total	(367,672)	$(4,289,354)	2,298,710	$24,313,762

CLASS I	FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT
Sold	1,360,330	$13,642,660
Reinvested	94,180	923,980
Repurchased	(23,023)	(232,832)

Total	1,431,487	$14,333,808

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

20

High Yield Bond Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series´ net asset value. For the fiscal year ended December 31, 2012, $10,738 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE YEAR ENDED 12/31/11
Ordinary income	$14,255,662	$11,925,465
Long-term capital gains	2,960,370	3,058,697

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$182,858,529
Unrealized appreciation	7,869,208
Unrealized depreciation	(1,036,672)

Net unrealized appreciation	$6,832,536

Undistributed ordinary income	$88,911
Undistributed long-term gains	$1,221,990

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after December 31, 2010 may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Series did not have pre- or post-enactment net capital loss carryforwards.

21

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

22

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal period $152,416 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal period is 1.07%, or if different, the maximum allowable under tax law.

23

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor´s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro- Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

24

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989 - 2010) New York Collegium (non-profit) (2004 - 2011)) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2012)

HoustonPharma (2000-2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC;
Manager (2004-2011) - KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNHYB-12/12-AR

INFLATION FOCUS EQUITY SERIES
www.manning-napier.com

Inflation Focus Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. Although markets generally witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may to continue to weigh on global economic growth.

Broad-based inflationary pressures also remained subdued as the year came to a close despite the fact that monetary authorities in many countries continue to battle slow growth and structural headwinds with highly accommodative policies. While the overall inflationary environment remains predominantly benign, the continued implementation of expansionary policies necessitates the monitoring of pockets of inflationary pressures moving forward.

To select securities that are expected to benefit from an inflationary environment, the Advisor considers the nature of inflation today. Given the presence of excess slack in global productive capacity, as well as regions with high unemployment and global competition for jobs, the Advisor believes today’s reality is less about traditional broad-based inflation and more about pockets of inflation. The Advisor’s approach to investing in this inflationary environment combines a top-down thematic analysis to identify and understand the sources of inflationary pressures with a traditional bottom-up industry and company level fundamental analysis to identify the beneficiaries of these inflationary pressures. Industries where there are bottlenecks and tight supply conditions stand to benefit from inflationary pressures where they may exist.

While major U.S. indices produced strong, double-digit absolute performance for all of 2012, international equities as a whole fared slightly better. For the twelve months ending December 31, 2012, the MSCI All Country World Index (ACWI) gained 16.13%. Although the Inflation Focus Equity Series underperformed relative to the benchmark, it had a strong absolute return of 14.26% in 2012.

In the current market environment, the Advisor has identified several key sources of potential price inflation that are represented in the Series. Two of the more prominent themes that impacted the Series’ performance during 2012 were the AgFlation and FuelFlation themes. Simply put, the AgFlation theme refers to inflation in agricultural commodities and FuelFlation refers to inflation related to rising energy prices. Overall, the Series’ underperformance was driven by sector allocation decisions, although equity selection had a positive impact on relative performance for the year. In particular, holdings in the Series’ FuelFlation and Real Estate themes detracted from returns for the year, while certain holdings in its AgFlation theme contributed positively to relative performance.

Seeking to invest in specific companies exposed to favorable long-term inflationary themes, the Advisor uses three disciplined investment strategies to ultimately determine which stocks comprise the Inflation Focus Equity Series. As inflationary conditions around the world evolve, the Advisor remains committed to an active and flexible investment approach, which enables us to adapt to changing market conditions.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Inflation Focus Equity Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Inflation Focus Equity Series[3]	14.26%	9.90%
MSCI All Country World Index[4]	16.13%	12.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Inflation Focus Equity Series from its inception2 (August 23, 2011) to present (December 31, 2012) to the MSCI All Country World Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from August 23, 2011, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.23% for the year ended December 31, 2012.

4MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance and consists of 45 developed and emerging market country indices. The Index is denominated in U.S. dollars. The Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike the Series returns, the Index returns do not reflect any fees or expenses.

2

Inflation Focus Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD* 7/1/12-12/31/12
Actual	$1,000.00	$1,085.90	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Inflation Focus Equity Series

Portfolio Composition as of December 31, 2012

(unaudited)

Top Ten Stock Holdings[2]
Monsanto Co.	4.4%	Westport Innovations, Inc. - ADR (Canada)	3.2%
Syngenta AG (Switzerland)	3.4%	Cameron International Corp.	3.1%
Polypore International, Inc.	3.4%	DuPont Fabros Technology, Inc.	3.0%
Pentair Ltd. - ADR	3.2%	Ingredion, Inc.	2.9%
Pall Corp.	3.2%	Umicore S.A. (Belgium)	2.8%

2As a percentage of total investments.

4

Inflation Focus Equity Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.2%

Consumer Staples - 12.4%
Food & Staples Retailing - 2.7%
The Fresh Market, Inc.*	14,510	$697,786
United Natural Foods, Inc.*	13,820	740,614
Whole Foods Market, Inc.	7,970	727,900

		2,166,300

Food Products - 9.7%
Alliance Grain Traders, Inc. (Canada)	53,420	701,382
Cal-Maine Foods, Inc.	19,470	783,083
The Hain Celestial Group, Inc.*	10,900	590,998
Ingredion, Inc.	35,140	2,264,070
Mead Johnson Nutrition Co.	17,190	1,132,649
Sanderson Farms, Inc.	18,930	900,121
SunOpta, Inc.*	65,070	366,344
Tyson Foods, Inc. - Class A	47,030	912,382

		7,651,029

Total Consumer Staples		9,817,329

Energy - 15.8%
Energy Equipment & Services - 8.6%
Baker Hughes, Inc.	23,610	964,232
Bourbon S.A. (France)[1]	15,000	415,713
Cameron International Corp.*	43,230	2,440,766
Gulfmark Offshore, Inc. - Class A	20,790	716,215
Hornbeck Offshore Services, Inc.*	18,340	629,796
National Oilwell Varco, Inc.	9,800	669,830
Schlumberger Ltd.	13,940	965,903

		6,802,455

Oil, Gas & Consumable Fuels - 7.2%
Apache Corp.	8,380	657,830
Ceres, Inc.*	19,480	88,439
Chesapeake Energy Corp.	21,770	361,817
Encana Corp. (Canada)	49,700	982,072
EOG Resources, Inc.	7,090	856,401
Hess Corp.	38,910	2,060,674
Range Resources Corp.	11,120	698,670

		5,705,903

Total Energy		12,508,358

Financials - 6.2%
Diversified Financial Services - 0.9%
JSE Ltd. (South Africa)[1]	79,770	737,043

The accompanying notes are an integral part of the financial statements.

5

Inflation Focus Equity Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) - 5.3%
Digital Realty Trust, Inc.	26,690	$1,811,984
DuPont Fabros Technology, Inc.	98,010	2,367,922

		4,179,906

Total Financials		4,916,949

Health Care - 2.8%
Health Care Equipment & Supplies - 2.8%
Neogen Corp.*	49,340	2,236,089

Industrials - 33.2%
Electrical Equipment - 3.4%
Polypore International, Inc.*	58,140	2,703,510

Machinery - 19.6%
AGCO Corp.*	26,010	1,277,611
Deere & Co.	14,700	1,270,374
FANUC Corp. (Japan)[1]	4,600	855,828
First Tractor Co. Ltd. - Class H (China)*[1]	876,380	871,694
Lindsay Corp.	21,010	1,683,321
Pall Corp.	41,640	2,509,226
Pentair Ltd. - ADR	51,940	2,552,851
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	22,370	733,988
Westport Innovations, Inc. - ADR (Canada)*	93,510	2,497,652
Xylem, Inc.	46,190	1,251,749

		15,504,294

Professional Services - 2.3%
ALS Ltd. (Australia)[1]	158,850	1,812,068

Trading Companies & Distributors - 5.3%
Brenntag AG (Germany)[1]	11,790	1,553,286
Fastenal Co.	30,590	1,428,247
MSC Industrial Direct Co., Inc. - Class A	8,000	603,040
WW Grainger, Inc.	2,730	552,470

		4,137,043

Transportation Infrastructure - 2.6%
Groupe Eurotunnel S.A. (France)[1]	265,710	2,064,773

Total Industrials		26,221,688

Information Technology - 2.3%
Electronic Equipment, Instruments & Components - 2.3%
Maxwell Technologies, Inc.*	215,690	1,788,070

Materials - 21.5%
Chemicals - 16.0%
Agrium, Inc. (Canada)	8,800	879,208

The accompanying notes are an integral part of the financial statements.

6

Inflation Focus Equity Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Israel Chemicals Ltd. (Israel)[1]	67,210	$809,420
Johnson Matthey plc (United Kingdom)[1]	51,640	2,028,591
Monsanto Co.	36,490	3,453,778
Nufarm Ltd. (Australia)[1]	294,670	1,797,057
Sigma-Aldrich Corp.	13,360	983,029
Syngenta AG (Switzerland)[1]	6,700	2,706,709

		12,657,792

Metals & Mining - 5.5%
Alumina Ltd. (Australia)[1]	1,034,290	992,652
Schnitzer Steel Industries, Inc. - Class A	37,190	1,127,973
Umicore S.A. (Belgium)[1]	40,480	2,241,512

		4,362,137

Total Materials		17,019,929

TOTAL COMMON STOCKS
(Identified Cost $67,502,642)		74,508,412

SHORT-TERM INVESTMENT - 5.5%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.06%
(Identified Cost $4,379,811)	4,379,811	4,379,811

TOTAL INVESTMENTS - 99.7%
(Identified Cost $71,882,453)		78,888,223
OTHER ASSETS, LESS LIABILITIES - 0.3%		225,675

NET ASSETS - 100%		$79,113,898

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2012.

The accompanying notes are an integral part of the financial statements.

7

Inflation Focus Equity Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $71,882,453) (Note 2)	$78,888,223
Cash	8,449
Receivable for fund shares sold	258,251
Dividends receivable	87,762
Foreign tax reclaims receivable	30,411

TOTAL ASSETS	79,273,096

LIABILITIES:

Accrued management fees (Note 3)	55,254
Accrued fund accounting and administration fees (Note 3)	5,675
Accrued transfer agent fees (Note 3)	2,486
Accrued Directors’ fees (Note 3)	1,197
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	47,748
Audit fees payable	32,187
Other payables and accrued expenses	14,277

TOTAL LIABILITIES	159,198

TOTAL NET ASSETS	$79,113,898

NET ASSETS CONSIST OF:

Capital stock	$71,566
Additional paid-in-capital	72,143,336
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(107,298)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	7,006,294

TOTAL NET ASSETS	$79,113,898

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($79,113,898/7,156,615 shares)	$11.05

The accompanying notes are an integral part of the financial statements.

8

Inflation Focus Equity Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $59,813)	$1,254,432

EXPENSES:

Management fees (Note 3)	753,029
Fund accounting and administration fees (Note 3)	38,957
Transfer agent fees (Note 3)	15,486
Chief Compliance Officer service fees (Note 3)	2,556
Directors’ fees (Note 3)	2,220
Custodian fees	13,701
Miscellaneous	92,975

Total Expenses	918,924

Less reduction of expenses (Note 3)	(20,284)

Net Expenses	898,640

NET INVESTMENT INCOME	355,792

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,162,472
Foreign currency and translation of other assets and liabilities	(4,679)

2,157,793

Net change in unrealized appreciation (depreciation) on-
Investments	7,367,469
Foreign currency and translation of other assets and liabilities	712

7,368,181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	9,525,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,881,766

The accompanying notes are an integral part of the financial statements.

9

Inflation Focus Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE PERIOD 8/23/11[1] TO 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$355,792	$14,003
Net realized gain (loss) on investments and foreign currency	2,157,793	(455,571)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	7,368,181	(361,887)

Net increase (decrease) from operations	9,881,766	(803,455)

From net investment income	(367,886)	—
From net realized gain on investments	(1,816,566)	—

Total distributions to shareholders	(2,184,452)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,149,322	70,070,717

Net increase in net assets	9,846,636	69,267,262

NET ASSETS:

Beginning of period	69,267,262	—

End of period (including undistributed net investment income of $0 and accumulated net investment loss of $11,418, respectively)	$79,113,898	$69,267,262

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

10

Inflation Focus Equity Series

Financial Highlights

	FOR THE YEAR ENDED 12/31/12	FOR THE PERIOD 8/23/11[1] TO 12/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.95	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.05	0.00 [3]
Net realized and unrealized gain (loss) on investments	1.36	(0.05)

Total from investment operations	1.41	(0.05)

Less distributions to shareholders:
From net investment income	(0.05)	—
From net realized gain on investments	(0.26)	—

Total distributions to shareholders	(0.31)	—

Net asset value - End of period	$11.05	$9.95

Net assets - End of period (000’s omitted)	$79,114	$69,267

Total return[4]	14.26%	(0.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%[5]
Net investment income	0.47%	0.60%[5]
Portfolio turnover	56%	9%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	0.03%	0.16%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

11

Inflation Focus Equity Series

Notes to Financial Statements

1.	Organization

Inflation Focus Equity Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Inflation Focus Equity Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

12

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Staples	$9,817,329	$9,817,329	$—	$—
Energy	12,508,358	12,092,645	415,713	—
Financials	4,916,949	4,179,906	737,043	—
Health Care	2,236,089	2,236,089	—	—
Industrials	26,221,688	18,330,051	7,891,637	—
Information Technology	1,788,070	1,788,070	—	—
Materials	17,019,929	6,443,988	10,575,941	—
Mutual fund	4,379,811	4,379,811	—	—

Total assets	$78,888,223	$59,267,889	$19,620,334	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

13

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the year ended December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

14

Inflation Focus Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2012, the Advisor voluntarily waived fees of $20,284, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $40,154,763 and $40,471,334 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Inflation Focus Equity Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE PERIOD 8/23/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	684,939	$7,455,324	7,270,819	$73,101,576
Reinvested	197,345	2,153,038	—	—
Repurchased	(687,077)	(7,459,040)	(309,411)	(3,030,859)

Total	195,207	$2,149,322	6,961,408	$70,070,717

15

Inflation Focus Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $23,512 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE PERIOD 8/23/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
Ordinary income	$2,088,150	$—
Long-term capital gains	96,302	—

16

Inflation Focus Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$72,054,672
Unrealized appreciation	9,530,081
Unrealized depreciation	(2,696,530)

Net unrealized appreciation	$6,833,551

Undistributed ordinary income	$267,194
Qualified late-year losses[1]	$202,273

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses.

As of December 31, 2012, the Series did not have post-enactment net capital loss carryforwards.

The capital loss carryover utilized in the current year was $178,409.

17

Inflation Focus Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Inflation Focus Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Focus Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 23, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

18

Inflation Focus Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $991,663 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 19.79%, or if different, the maximum allowable under tax law.

19

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

20

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008)
The Ashley Group (1995 - 2008)
Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing
Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000 - present)
ViroPharma, Inc. (2000 - present)
HLTH Corp. (2000 - present)
Cheyne Capital International (2000 - present)
MPM Bio-equities (2000 - 2009)
GMP Companies (2000 - 2012)
HoustonPharma (2000 - 2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Inflation Focus Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNIFE-12/12-AR

EMERGING MARKETS SERIES
www.manning-napier.com

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months. As investors in general continue to focus on safety, the Advisor remains focused on the Series’ objectives. As an active manager, the Advisor bases its investment decisions on prevailing market conditions and fundamentals. Doing so allows it to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. Although markets witnessed positive traction throughout the year and performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor believes may continue to weigh on global economic growth.

Despite the prevailing sense of uncertainty amongst investors, most global equity markets experienced strong positive absolute performance during 2012. For the twelve months ending December 31, 2012, the MSCI Net Emerging Markets Index rose by 18.22%. The Emerging Market Series rose by 22.90% during the same time period, earning strong positive absolute returns for the year while also outperforming the benchmark on a relative basis.

Across emerging markets, significant social and economic growth potential is vastly evident, particularly when compared to the slow growth path for developed markets. As local businesses continue to emerge and thrive alongside broader economic growth, compelling long-term investment opportunities also emerge. The Emerging Markets Series seeks to capture these opportunities by investing in businesses whose principal securities’ trading market is an emerging market country or those that derive a majority of their annual revenue from goods produced, sales made or services performed in an emerging market country. Importantly, the Advisor uses a selective investment approach and monitors the various risks associated with investing in emerging markets companies.

Many emerging markets stand to benefit from the emergence and growth of domestic consumption, even as export markets in developed economies struggle against macroeconomic headwinds. With this in mind, the Emerging Markets Series’ allocations to the Consumer-related and Health Care sectors are currently overweight relative to the MSCI Net Emerging Markets Index. In the Advisor’s view, the ongoing development and expansion of a new consumer class in emerging markets should serve as an important economic growth driver. For the year, specific selections and the relative overweight to Health Care and Consumer Staples have proven beneficial, whereas individual holdings in the Consumer Discretionary sector have hurt relative returns as compared to the benchmark. Elsewhere, certain equity selections in the Industrials sector, as well as an underweight to the Energy and Materials sectors, contributed positively to relative performance. However, certain equity selection in the Information Technology sector and an underweight allocation to the Financials sector detracted from relative returns.

From a country perspective, equity selection contributed positively to relative performance, while overall country allocations detracted from relative returns. In regard to equity selection, specific selections in Brazil and India aided relative returns. Conversely, certain investments in Korea and China challenged relative results. Where country allocation is concerned, an underweight allocation to Mexico and Thailand as compared to the benchmark detracted from relative returns, while an overweight allocation to Turkey and a lack of exposure to Indonesia aided relative performance.

In the Advisor’s view, slow growth remains the most likely path for the U.S. and many other global economies. However, in this challenging environment, many opportunities exist. The Advisor’s active and flexible investment approach is well-equipped to capture these opportunities. As has been the case for more than forty years, Manning & Napier remains committed to providing competitive absolute returns over full market cycles. Today, it feels the best way to do this is to seek attractively priced companies with positive long-term growth drivers that are trading at attractive valuations relative to their growth potential.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Performance Update as of December 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Emerging Markets Series[3]	22.90%	18.52%
MSCI Net Emerging Markets Index[4]	18.22%	11.43%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series from its inception2 (November 16, 2011) to present (December 31, 2012) to the MSCI Net Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2012, this net expense ratio was 1.19%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.26% for the year ended December 31, 2012.

4The MSCI Net Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Net Emerging Markets Index consists of 21 emerging market country indices. The Index is denominated in U.S. dollars. Unlike the Series returns, the Index returns do not reflect any fees or expenses.

2

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/12	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD 7/1/12-12/31/12
Actual	$1,000.00	$1,145.20	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Emerging Markets Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

Emerging Markets Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 90.5%

Consumer Discretionary - 11.7%
Auto Components - 1.9%
Mando Corp. (South Korea)[1]	14,900	$1,803,335

Automobiles - 2.3%
Hyundai Motor Co. (South Korea)[1]	10,570	2,178,944

Diversified Consumer Services - 2.8%
Anhanguera Educacional Participacoes S.A. (Brazil)	156,730	2,646,230

Hotels, Restaurants & Leisure - 1.1%
Arcos Dorados Holdings, Inc. (Argentina)	91,000	1,088,360

Household Durables - 1.2%
LG Electronics, Inc. (South Korea)[1]	15,900	1,103,516

Specialty Retail - 2.4%
Belle International Holdings Ltd. (Hong Kong)[1]	1,036,000	2,291,192

Total Consumer Discretionary		11,111,577

Consumer Staples - 14.7%
Beverages - 4.3%
Cia Cervecerias Unidas S.A. - ADR (Chile)	83,000	2,625,290
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	34,900	1,465,451

		4,090,741

Food & Staples Retailing - 3.1%
President Chain Store Corp. (Taiwan)[1]	239,000	1,282,320
Raia Drogasil S.A. (Brazil)	150,000	1,690,110

		2,972,430

Food Products - 4.9%
Biostime International Holdings Ltd. (China)[1]	358,500	1,128,972
Charoen Pokphand Foods PCL (Thailand)[1]	1,640,000	1,817,670
M Dias Branco S.A. (Brazil)	46,000	1,754,403

		4,701,045

Personal Products - 2.4%
Natura Cosmeticos S.A. (Brazil)	79,000	2,262,545

Total Consumer Staples		14,026,761

Energy - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Pacific Rubiales Energy Corp. (Colombia)	110,000	2,555,645
Petroleo Brasileiro S.A. - ADR (Brazil)	93,700	1,808,410

Total Energy		4,364,055

Financials - 11.0%
Capital Markets - 0.4%
OSK Holdings Berhad (Malaysia)[1]	712,375	336,918

The accompanying notes are an integral part of the financial statements.

5

Emerging Markets Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Commercial Banks - 3.8%
Hong Leong Financial Group Berhad (Malaysia)[1]	338,000	$1,463,856
ICICI Bank Ltd. - ADR (India)	50,000	2,180,500

		3,644,356

Diversified Financial Services - 2.6%
JSE Ltd. (South Africa)[1]	271,000	2,503,934

Insurance - 1.5%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	143,000	1,396,825

Real Estate Management & Development - 2.7%
BR Malls Participacoes S.A. (Brazil)	71,000	936,957
General Shopping Brasil S.A. (Brazil)*	318,000	1,657,172

		2,594,129

Total Financials		10,476,162

Health Care - 21.3%
Biotechnology - 1.9%
Green Cross Corp. (South Korea)[1]	13,780	1,786,295

Health Care Equipment & Supplies - 2.3%
Mindray Medical International Ltd. - ADR (China)	67,700	2,213,790

Health Care Providers & Services - 3.0%
Apollo Hospitals Enterprise Ltd. (India)[1]	166,367	2,402,641
Qualicorp S.A. (Brazil)*	46,000	476,513

		2,879,154

Life Sciences Tools & Services - 1.6%
WuXi PharmaTech Cayman, Inc. - ADR (China)*	93,500	1,472,625

Pharmaceuticals - 12.5%
Glenmark Pharmaceuticals Ltd. (India)[1]	410,383	3,978,635
Lupin Ltd. (India)[1]	310,080	3,501,952
Strides Arcolab Ltd. (India)[1]	219,480	4,438,236

		11,918,823

Total Health Care		20,270,687

Industrials - 10.7%
Airlines - 1.1%
Copa Holdings S.A. - ADR - Class A (Panama)	11,000	1,093,950

Electrical Equipment - 1.7%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	1,579,042

Machinery - 4.6%
Hiwin Technologies Corp. (Taiwan)[1]	177,450	1,311,565
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	92,156	3,023,755

		4,335,320

The accompanying notes are an integral part of the financial statements.

6

Emerging Markets Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Marine - 1.6%
Sinotrans Shipping Ltd. (China)[1]	6,200,000	$1,520,493

Transportation Infrastructure - 1.7%
Malaysia Airports Holdings Berhad (Malaysia)[1]	967,000	1,647,505

Total Industrials		10,176,310

Information Technology - 9.4%
Internet Software & Services - 5.9%
Mail.ru Group Ltd. - GDR (Russia)[1]	25,400	887,176
NHN Corp. (South Korea)[1]	9,800	2,081,743
Tencent Holdings Ltd. (China)[1]	20,000	655,934
Yandex N.V. - Class A - ADR (Russia)*	45,700	985,749
Youku Tudou, Inc. - ADR (China)*	56,800	1,036,032

		5,646,634

Semiconductors & Semiconductor Equipment - 3.5%
Samsung Electronics Co. Ltd. (South Korea)[1]	1,360	1,954,048
Trina Solar Ltd. - ADR (China)*	141,000	611,940
Yingli Green Energy Holding Co. Ltd. - ADR (China)*	313,000	735,550

		3,301,538

Total Information Technology		8,948,172

Materials - 3.4%
Chemicals - 1.7%
Yingde Gases (Hong Kong)[1]	1,604,000	1,644,079

Metals & Mining - 1.7%
Impala Platinum Holdings Ltd. (South Africa)[1]	82,000	1,639,929

Total Materials		3,284,008

Telecommunication Services - 3.7%
Wireless Telecommunication Services - 3.7%
MTN Group Ltd. (South Africa)[1]	94,700	1,993,314
SK Telecom Co. Ltd. (South Korea)[1]	10,900	1,554,146

Total Telecommunication Services		3,547,460

TOTAL COMMON STOCKS
(Identified Cost $73,395,749)		86,205,192

MUTUAL FUNDS - 5.2%

iShares S&P India Nifty 50 Index Fund	104,000	2,590,640
PowerShares India Portfolio	128,000	2,350,080

TOTAL MUTUAL FUNDS
(Identified Cost $4,613,804)		4,940,720

The accompanying notes are an integral part of the financial statements.

7

Emerging Markets Series

Investment Portfolio - December 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 4.9%

Dreyfus Cash Management, Inc. Institutional Shares[2] , 0.06%,
(Identified Cost $ 4,674,811)	4,674,811	$4,674,811

TOTAL INVESTMENTS - 100.6%
(Identified Cost $ 82,684,364)		95,820,723
LIABILITIES, LESS OTHER ASSETS - (0.6%)		(567,491)

NET ASSETS - 100%		$95,253,232

ADR - American Depository Receipt

GDR - Global Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2012.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: India - 17.3%; Brazil - 16.9%; South Korea - 13.1%.

The accompanying notes are an integral part of the financial statements.

8

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $82,684,364) (Note 2)	$95,820,723
Foreign currency (identified cost $54,391)	56,099
Receivable for fund shares sold	309,861
Dividends receivable	57,782

TOTAL ASSETS	96,244,465

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	624,038
Accrued management fees (Note 3)	59,547
Accrued fund accounting and administration fees (Note 3)	5,493
Accrued transfer agent fees (Note 3)	2,572
Accrued Directors’ fees (Note 3)	584
Accrued Chief Compliance Officer service fees (Note 3)	374
Payable for fund shares repurchased	223,937
Other payables and accrued expenses	74,688

TOTAL LIABILITIES	991,233

TOTAL NET ASSETS	$95,253,232

NET ASSETS CONSIST OF:

Capital stock	$81,843
Additional paid-in-capital	82,055,536
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	601,837
Net unrealized appreciation on investments (net of foreign capital gains tax of $624,038), foreign currency and translation of other assets and liabilities	12,514,016

TOTAL NET ASSETS	$95,253,232

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($95,253,232/ 8,184,340 shares)	$11.64

The accompanying notes are an integral part of the financial statements.

9

Emerging Markets Series

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $135,281)	$1,387,215

EXPENSES:

Management fees (Note 3)	876,187
Fund accounting and administration fees (Note 3)	40,426
Transfer agent fees (Note 3)	10,850
Chief Compliance Officer service fees (Note 3)	2,440
Custodian fees	101,764
Registration fees	14,168
Miscellaneous	60,412

Total Expenses	1,106,247

Less reduction of expenses (Note 3)	(62,181)

Net Expenses	1,044,066

NET INVESTMENT INCOME	343,149

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments(net of India tax of $107,862)	3,971,105
Foreign currency and translation of other assets and liabilities	(34,922)

3,936,183

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $624,038)	13,480,442
Foreign currency and translation of other assets and liabilities	1,788

13,482,230

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	17,418,413

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,761,562

The accompanying notes are an integral part of the financial statements.

10

Emerging Markets Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/12	FOR THE PERIOD 11/16/11[1] TO 12/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$343,149	$82,242
Net realized gain (loss) on investments and foreign currency	3,936,183	(177,838)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,482,230	(968,214)

Net increase (decrease) from operations	17,761,562	(1,063,810)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(208,190)	(100,029)
From net realized gain on investments	(3,291,467)	—

Total distributions to shareholders	(3,499,657)	(100,029)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,876,916	79,278,250

Net increase in net assets	17,138,821	78,114,411

NET ASSETS:

Beginning of period	78,114,411	—

End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $177,838, respectively)	$95,253,232	$78,114,411

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11

Emerging Markets Series

Financial Highlights

	FOR THE YEAR ENDED 12/31//2012	FOR THE PERIOD 11/16/11[1] TO 12/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.85	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.20	(0.15)

Total from investment operations	2.24	(0.14)

Less distributions to shareholders:
From net investment income	(0.03)	(0.01)
From net realized gain on investments	(0.42)	—

Total distributions to shareholders	(0.45)	(0.01)

Net asset value - End of period	$11.64	$9.85

Net assets - End of period (000’s omitted)	$95,253	$78,114

Total return[3]	22.77%	(1.37%	)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%	1.20%	[4]
Net investment income	0.39%	0.86%	[4]
Portfolio turnover	40%	0%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	0.07%	0.95%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

12

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning and Napier Advisors, LLC (“The Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Emerging Markets Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

13

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$11,111,577	$3,734,590	$7,376,987	$—
Consumer Staples	14,026,761	9,797,799	4,228,962	—
Energy	4,364,055	4,364,055	—	—
Financials	10,476,162	6,171,454	4,304,708	—
Health Care	20,270,687	4,162,928	16,107,759	—
Industrials	10,176,310	1,093,950	9,082,360	—
Information Technology	8,948,172	3,369,271	5,578,901	—
Materials	3,284,008	—	3,284,008	—
Telecommunication Services	3,547,460	—	3,547,460	—
Mutual funds	9,615,531	9,615,531	—	—

Total assets	$95,820,723	$42,309,578	$53,511,145	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2011 or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

14

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2012, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the year ended December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

15

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31 2012, the Advisor voluntarily waived fees of $62,181, which is included as a reduction of expenses on the statement of operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

16

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $36,710,330 and $32,244,324, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Emerging Markets Series were:

	FOR THE YEAR ENDED 12/31/12		FOR THE PERIOD 11/16/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	786,473	$8,680,541	8,116,595	$81,114,177
Reinvested	304,792	3,462,433	10,010	96,995
Repurchased	(835,935)	(9,266,058)	(197,595)	(1,932,922)

Total	255,330	$2,876,916	7,929,010	$79,278,250

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, and late-year ordinary losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31,

17

Emerging Markets Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

2012, $42,879 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/12	FOR THE PERIOD 11/16/11 (COMMENCEMENT OF OPERATIONS) TO 12/31/11
Ordinary income	$3,478,088	$100,029
Long-term capital gains	21,569	—

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$82,684,364
Unrealized appreciation	16,069,477
Unrealized depreciation	(2,933,118)

Net unrealized appreciation	$13,136,359

Undistributed long-term capital gains	$601,837

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses.

As of December 31, 2012, the Series did not have net capital loss carryforwards.

18

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 16, 2011 (commencement of operations) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

19

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $753,354 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

20

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name: Address:	Peter L. Faber 290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name: Address:	Harris H. Rusitzky 290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000 - present)
ViroPharma, Inc. (2000 - present)
HLTH Corp. (2000 - present)
Cheyne Capital International (2000 - present)
MPM Bio-equities (2000 - 2009)
GMP Companies (2000 - 2012)
HoustonPharma (2000 - 2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNEMS-12/12-AR

STRATEGIC INCOME CONSERVATIVE SERIES
STRATEGIC INCOME MODERATE SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Despite multiple shifts in market temperament over the past year, U.S. equity markets, global equity markets, and the domestic bond market all posted positive absolute results. However, during the fourth quarter, while the international equity markets were largely positive, most sectors of the domestic fixed income markets were generally flat to slightly positive, while domestic equity markets were flat.

With regard to the relative performance, both series were started on August 1, 2012. Since its inception, the Conservative Series returned 3.12% and 3.08% for its Class S and Class I shares, respectively, resulting in the Series outperforming its blended benchmark, which returned 1.71%. Meanwhile, although the Moderate Series slightly underperformed its blended benchmark’s return of 3.32% for the period, both the Class S and Class I shares of the Series experienced positive absolute returns of 3.23% and 3.29% since inception.

Overall, fixed income positioning within each Series aided relative returns during the fourth quarter. However, relative performance for both Series was challenged by stock selection decisions. In particular, holdings in the Consumer Staples and Consumer Discretionary sectors detracted from performance. In terms of sector allocation, decisions had a relatively muted effect for both Series. More specifically, an underweight to Financials and an overweight to Health Care detracted from relative results, while an underweight to Telecommunication Services and Utilities offset some of the relative underperformance.

As investors’ appetite for risk fluctuated throughout the October through December period, U.S. Treasuries declined and underperformed other areas with the exception of mortgages. Given the current market environment, the Advisor continues to believe valuations indicate that U.S. Treasury yields, especially longer-term securities, are unattractive. Simply put, the Advisor believes fundamentals and relative value indicate that opportunities exist for both investment grade and high yield corporate bonds, as well as select areas within the municipal and agency sectors.

On the equity side, most major domestic equity indices were also flat during the fourth quarter, while producing strong absolute performance for the year. Within the Series, the Advisor continues to focus on high quality businesses trading at attractive valuations. In particular, we are looking for companies that pay attractive dividends, but also have the ability to grow their dividend in the future. We do this by looking at fundamental characteristics such as free cash flow generation and balance sheet positioning. Additionally, the Advisor believes equity investment opportunities in the Real Estate sector can also provide attractive yield and capital appreciation potential. As developments in this particular area continue to evolve, we will actively seek opportunities where dislocations remain.

Fears remaining from the credit crisis and elevated concerns in the market about capital risk have made some investors less willing to accept pronounced swings in their investments. While the Series cannot guarantee protection against these concerns, the Advisor believes the active management of the Strategic Income portfolios can help mitigate risks that can adversely impact traditionally

1

Management Discussion and Analysis

(unaudited)

“safe” investments (e.g., capital risk, inflation risk, and reinvestment rate risk in today’s U.S. Treasury market). The Advisor’s proactive approach to addressing these risks is reflected by both the asset allocation of the Series’ portfolios and the flexible nature of each Series’ investment strategy. By investing the portfolios in this manner, the Advisor believes the Series can help investors achieve their income and investment goals without overextending their reach for “safety” or yield.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Performance Update - Strategic Income Conservative Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	3.12%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	3.08%
Barclays Capital U.S. Intermediate Aggregate Bond Index[4,6]	0.61%
20%/10%/70% Blended Index[5,6]	1.71%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (8/1/12) to present (12/31/12) to the Barclays Capital U.S. Intermediate Aggregate Bond Index and the 20%/10%/70% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays Capital U.S. Intermediate Aggregate Bond Index, a component of the Strategic Income Conservative Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2012, this annualized net expense ratio was 0.30% for Class S and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 11.19% for Class S and 27.19% for Class I for the period ended December 31, 2012.

4The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year and less than ten years. The Index returns, unlike the Series returns, do not reflect any fees or expenses.

5The 20%/10%/70% Blended Index is made up of 20% Russell 1000 Value Index, 10% MSCI U.S. REIT Index and 70% Bank of America (BoA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The MSCI U.S. REIT Index, a free float-adjusted market capitalization index, consists of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The BoA Merrill Lynch U.S. Corporate, Government & Mortgage Index includes a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

3

Performance Update - Strategic Income Moderate Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	3.23%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	3.29%
Barclays Capital U.S. Aggregate Bond Index[4,6]	0.42%
45%/15%/40% Blended Index[5,6]	3.32%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (8/1/12) to present (12/31/12) to the Barclays Capital U.S. Aggregate Bond Index and the 45%15%/40% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Strategic Income Moderate Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2012, this annualized net expense ratio was 0.30% for Class S and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 10.58% for Class S and 27.30% for Class I for the period ended December 31, 2012.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns, unlike the Series returns, do not reflect any fees or expenses.

5The 45%/15%/40% Blended Index is made up of 45% Russell 1000 Value Index, 15% MSCI U.S. REIT Index and 40% Bank of America (BoA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The MSCI U.S. REIT Index, a free float-adjusted market capitalization index, consists of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The BoA Merrill Lynch U.S. Corporate, Government & Mortgage Index includes a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012* to December 31, 2012).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 8/1/12*	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD 8/1/12*-12/31/12	ANNUALIZED EXPENSE RATIO[1]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$1,031.20	$1.27[2]	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53[3]	0.30%
Actual (Class I)	$1,000.00	$1,030.80	$0.21[2]	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26[3]	0.05%

	BEGINNING ACCOUNT VALUE 8/1/12*	ENDING ACCOUNT VALUE 12/31/12	EXPENSES PAID DURING PERIOD 8/1/12*-12/31/12	ANNUALIZED EXPENSE RATIO[1]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$1,032.30	$1.27[2]	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53[3]	0.30%
Actual (Class I)	$1,000.00	$1,032.90	$0.21[2]	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26[3]	0.05%

*Commencement of operations.

1Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

5

Shareholder Expense Example

(unaudited)

2Expenses are equal to the Class’ annualized expense ratio (for the period 8/1/2012* to 12/31/2012), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since inception). The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

3Expenses are equal to the Class’ annualized expense ratio (for the period 8/1/2012* to 12/31/2012), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

6

Portfolio Composition as of December 31, 2012 - Asset Allocation1

(unaudited)

7

Statements of Assets and Liabilities

December 31, 2012

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:

Manning & Napier Core Bond Series - Class I (119,674 shares and 56,954 shares, respectively)	$1,383,430	$658,392
Manning & Napier Dividend Focus Series - Class I (33,919 shares and 72,910 shares, respectively)	439,596	944,919
Manning & Napier High Yield Bond Series - Class I (13,094 shares and 16,601 shares, respectively)	128,059	162,360
Manning & Napier Real Estate Series - Class I (22,176 shares and 31,663 shares, respectively)	211,779	302,382

Total investments in securities:
At value*	2,162,864	2,068,053
Cash	494	—
Receivable from Advisor (Note 3)	51,501	51,720
Receivable for fund shares sold	178,001	—

TOTAL ASSETS	2,392,860	2,119,773

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	13,838	13,838
Accrued transfer agent fees (Note 3)	1,125	1,120
Accrued Chief Compliance Officer service fees (Note 3)	539	539
Accrued shareholder services fees (Note 3)	403	426
Payable for securities purchased	178,495	—
Audit fees payable	17,541	17,541
Registration and filing fees payable	7,470	7,467
Other payables and accrued expenses	6,821	7,006

TOTAL LIABILITIES	226,232	47,937

TOTAL NET ASSETS	$2,166,628	$2,071,836

NET ASSETS CONSIST OF:

Capital stock	2,152	2,058
Additional paid-in-capital	2,181,780	2,089,080
Accumulated net realized gain on underlying series	24,275	22,448
Net unrealized depreciation on underlying series	(41,579)	(41,750)

TOTAL NET ASSETS	$2,166,628	$2,071,836

Class S
Net Assets	$2,115,106	$2,018,828
Shares Outstanding	210,064	200,487
Net Asset Value, Offering Price, and Redemption Price per share	$10.07	$10.07
Class I
Net Assets	$51,522	$53,008
Shares Outstanding	5,123	5,264
Net Asset Value, Offering Price, and Redemption Price per share	$10.06	$10.07

*At identified cost	$2,204,443	$2,109,803

The accompanying notes are an integral part of the financial statements.

8

Statements of Operations

For the Period Ended December 31, 2012

	STRATEGIC INCOME CONSERVATIVE SERIES FOR THE PERIOD 8/1/12[1] TO 12/31/12	STRATEGIC INCOME MODERATE SERIES FOR THE PERIOD 8/1/12[1] TO 12/31/12
INVESTMENT INCOME:

Income distributions from underlying series	$32,236	$33,796

EXPENSES:

Fund accounting and administration fees (Note 3)	17,133	17,133
Transfer agent fees (Note 3)	1,401	1,392
Shareholder services fees (Class S)(Note 3)	1,051	1,116
Chief Compliance Officer service fees (Note 3)	908	908
Directors’ fees (Note 3)	8	10
Audit fees	17,735	17,735
Registration and filing fees	7,500	7,500
Printing fees	3,600	3,600
Miscellaneous	3,437	3,676

Total Expenses	52,773	53,070
Less reduction of expenses (Note 3)	(51,501)	(51,720)

Net Expenses	1,272	1,350

NET INVESTMENT INCOME	30,964	32,446

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:

Net realized gain (loss) on underlying series	(57)	60
Distributions of realized gains from underlying series	30,420	32,732
Net change in unrealized depreciation on underlying series	(41,579)	(41,750)

NET REALIZED AND UNREALIZED LOSS ON UNDERLYING SERIES	(11,216)	(8,958)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,748	$23,488

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

9

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES FOR THE PERIOD 8/1/12[1] TO 12/31/12	STRATEGIC INCOME MODERATE SERIES FOR THE PERIOD 8/1/12[1] TO 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$30,964	$32,446
Net realized gain (loss) on underlying series	(57)	60
Distributions of realized gains from underlying series	30,420	32,732
Net change in unrealized depreciation on underlying series	(41,579)	(41,750)

Net increase from operations	19,748	23,488

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(35,255)	(40,601)
From net investment income (Class I)	(1,223)	(1,301)
From net realized gain on investments (Class S)	(559)	(865)
From net realized gain on investments (Class I)	(15)	(23)

Total distributions to shareholders	(37,052)	(42,790)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	2,183,932	2,091,138

Net increase in net assets	2,166,628	2,071,836

NET ASSETS:

Beginning of period	—	—

End of period	$2,166,628	$2,071,836

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.30
Net realized and unrealized gain (loss) on underlying series	0.01

Total from investment operations	0.31

Less distributions to shareholders:
From net investment income	(0.24)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.24)

Net asset value - End of period	$10.07

Net assets - End of period (000’s omitted)	$2,115

Total return[4]	3.12%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.30%[5,6]
Net investment income	2.95%[9]
Series portfolio turnover[7]	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

10.89%[5,6,8]

STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain (loss) on underlying series	0.08

Total from investment operations	0.30

Less distributions to shareholders:
From net investment income	(0.24)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.24)

Net asset value - End of period	$10.06

Net assets - End of period (000’s omitted)	$52

Total return[4]	3.08%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.05%[5,6]
Net investment income	2.15%[9]
Series portfolio turnover[7]	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

27.14%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than ($0.01) per share.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.71%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9Net investment income is impacted by the timing of distributions from Underlying Series.

The accompanying notes are an integral part of the financial statements.

11

Financial Highlights

STRATEGIC INCOME MODERATE SERIES CLASS S	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.30
Net realized and unrealized gain (loss) on underlying series	0.02

Total from investment operations	0.32

Less distributions to shareholders:
From net investment income	(0.25)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.25)

Net asset value - End of period	$10.07

Net assets - End of period (000’s omitted)	$2,019

Total return[4]	3.23%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.30%[5,6]
Net investment income	2.92%[9]
Series portfolio turnover[7]	7%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series,the expense ratio (to average net assets) would have been increased by the following amount:

10.28%[5,6,8]

STRATEGIC INCOME MODERATE SERIES CLASS I	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain (loss) on underlying series	0.10

Total from investment operations	0.32

Less distributions to shareholders:
From net investment income	(0.25)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.25)

Net asset value - End of period	$10.07

Net assets - End of period (000’s omitted)	$53

Total return[4]	3.29%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.05%[5,6]
Net investment income	2.16%[9]
Series portfolio turnover[7]	7%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series,the expense ratio (to average net assets) would have been increased by the following amount:

27.25%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than ($0.01) per share.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.70%. 7Reflects activity of the Series and does not include the activity of the Underlying Series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9Net investment income is impacted by the timing of distributions from Underlying Series.

The accompanying notes are an integral part of the financial statements.

12

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The goals of each Series are as follows: Strategic Income Conservative Series - primary goal is to manage against capital risk and generate income; secondary goal is to provide long term capital growth. Strategic Income Moderate Series - equal emphasis on managing against capital risk while generating income and pursuing long term capital growth.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). The Underlying Series include the Core Bond Series, the Dividend Focus Series, the High Yield Bond Series, and the Real Estate Series of the Fund. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated in each of the Series for Class S common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	STRATEGIC INCOME CONSERVATIVE SERIES
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$2,162,864	$2,162,864	$—	$—

Total assets:	$2,162,864	$2,162,864	$—	$—

DESCRIPTION	STRATEGIC INCOME MODERATE SERIES
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$2,068,053	$2,068,053	$—	$—

Total assets:	$2,068,053	$2,068,053	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

14

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. As the commencement of operations of the Series was August 1, 2012, the statute of limitations remains open for the period ended December 31, 2012. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Class S shares of the Series are subject to a shareholder service fee in accordance with a shareholder service plan adopted by the Board. The shareholder service fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

15

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2014, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of shareholder service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the period ended December 31, 2012, the Advisor reimbursed expenses of $51,501 for Strategic Income Conservative Series and $51,720 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to fund accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended December 31, 2012, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$2,255,069	$50,569
Strategic Income Moderate Series	$2,184,215	$74,472

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the period ended December 31, 2012 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 8/1/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/12	SHARES HELD AT 12/31/12	DIVIDEND INCOME 8/1/121 THROUGH 12/31/12	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 8/1/121 THROUGH 12/31/12
Manning & Napier Core Bond Series - Class I	$—	$1,411,236	$5,285	$1,383,430	119,674	$18,914	$15,387
Manning & Napier Dividend Focus Series - Class I	—	447,498	2,861	439,596	33,919	4,020	1,878
Manning & Napier High Yield Bond Series - Class I	—	173,697	41,588	128,059	13,094	3,366	3,815
Manning & Napier Real Estate Series - Class I	—	222,638	835	211,779	22,176	5,936	9,283

	$—	$2,255,069	$50,569	$2,162,864		$32,236	$30,363

1Commencement of operations.

16

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

STRATEGIC INCOME MODERATE SERIES	VALUE AT 8/1/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/12	SHARES HELD AT 12/31/12	DIVIDEND INCOME 8/1/121 THROUGH 12/31/12	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 8/1/121 THROUGH 12/31/12
Manning & Napier Core Bond Series - Class I	$—	$672,710	$1,631	$658,392	56,954	$9,958	$8,094
Manning & Napier Dividend Focus Series - Class I	—	958,699	4,695	944,919	72,910	9,643	4,412
Manning & Napier High Yield Bond Series - Class I	—	234,723	67,089	162,360	16,601	4,807	5,539
Manning & Napier Real Estate Series - Class I	—	318,083	1,057	302,382	31,663	9,388	14,747

	$—	$2,184,215	$74,472	$2,068,053		$33,796	$32,792

1Commencement of operations.

6.	Capital Stock Transactions

Transactions in Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	CLASS S		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	206,735	$2,099,291	5,000	$50,000
Reinvested	3,329	33,402	123	1,239

Total	210,064	$2,132,693	5,123	$51,239

STRATEGIC INCOME MODERATE SERIES:	FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	CLASS S		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	196,369	$1,996,999	5,133	$51,350
Reinvested	4,118	41,466	131	1,323

Total	200,487	$2,038,465	5,264	$52,673

At December 31, 2012, one account owned the following in Strategic Income Conservative Series and four accounts, each owning greater than 10% of the net assets, owned the following in Strategic Income Moderate Series:

17

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

SERIES	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Strategic Income Conservative Series	69,939	32.5%	$704,284
Strategic Income Moderate Series	148,019	71.9%	$1,490,551

Investment activities of these shareholders may have a material effect on the Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Underlying Series as of December 31, 2012.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of the timing of the recognition of net investment income, or gains and losses, including losses deferred to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $5,514 and $9,456 was reclassified within the Strategic Income Conservative Series and Strategic Income Moderate Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions for the period ended December 31, 2012 were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income	$36,660	$42,145
Long-term capital gain	$392	$645

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$2,204,731	$2,109,996
Unrealized appreciation	—	—
Unrealized depreciation	(41,867)	(41,943)

Net unrealized depreciation	$(41,867)	$(41,943)

Undistributed ordinary income	—	$50
Undistributed long-term capital gains	$24,563	$22,591

18

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses.

At December 31, 2012, the Series did not have any net capital loss carryforwards.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Strategic Income Conservative Series and Strategic Income Moderate Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Conservative Series and Strategic Income Moderate Series (each a series of Manning & Napier Fund, Inc.) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period August 1, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

February 25, 2013

20

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$6,867
Strategic Income Moderate Series	14,889

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	12.60%
Strategic Income Moderate Series	24.43%

The percentage of ordinary income distribution paid by the Series during the year ended October 31, 2012 which was derived from U.S. Treasury securities is as follows:

Series	U.S. Treasury%
Strategic Income Conservative Series	0.04%
Strategic Income Moderate Series	0.02%

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

21

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

22

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008)
The Ashley Group (1995 - 2008)
Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing
Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000 - present)
ViroPharma, Inc. (2000 - present)
HLTH Corp. (2000 - present)
Cheyne Capital International (2000 - present)
MPM Bio-equities (2000 - 2009)
GMP Companies (2000 - 2012)
HoustonPharma (2000 - 2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC;
Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNSTI-12/12-AR

GLOBAL FIXED INCOME SERIES
www.manning-napier.com

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Uncertainty was a common theme impacting investors’ choices in 2012. From continuing developments with respect to the European sovereign debt crisis, to the ongoing evolution of the “fiscal cliff” discussions in the U.S., to persistent concerns arising in the Middle East, investors’ appetite for risk shifted frequently throughout the last twelve months.

Even with the myriad of looming uncertainties, a number of issues pushed forward toward more clarity and resolution as the year progressed. For example, during the fourth quarter, progress was made with respect to “fiscal cliff” headwinds in the U.S. Also, the Federal Open Market Committee (FOMC) stated it expects to keep its highly accommodative monetary policy stance in place at least until unemployment falls below 6.5%, provided that near-term inflation remains within 0.5% of its 2% goal and longer-term inflation remains “well anchored.” Additionally, European Central Bank President Mario Draghi’s commitment earlier in the year to do “whatever it takes” to preserve the Euro, along with positive developments in Greece in the fourth quarter, also aided wavering investor concerns as the year came to a close. Given this backdrop, although equity and fixed income markets generally performed quite well on an absolute basis, there remain many structural uncertainties which the Advisor feels are going to continue to weigh on global economic growth.

Despite multiple shifts in market temperament over the past year, U.S. equity markets, global equity markets, and the global bond market all posted positive absolute results. With regard to relative performance, the Global Fixed Income series was started on October 1, 2012. Therefore, relative results are only available for the final quarter of the year. Over the course of the fourth quarter, the Series experienced returns of 0.95%, outperforming its benchmark, the Bank of America Merrill Lynch U.S. Broad Market Index, which was down 0.49%.

With respect to conditions in the global bond markets, in developed markets bond yields continue to hover around all-time lows, reflecting central bank assistance in many economies, investors’ continued preference for “safety,” and a slow global growth outlook. In the emerging markets, yields are also generally near their lows due to growth concerns. Within the context of this environment, the Series is positioned with roughly one-half of its assets in non-U.S. dollar denominated fixed income securities and nearly one-third invested in U.S. dollar denominated fixed income securities. In terms of credit quality, over 80% of the Series is in investment grade fixed income securities, while a large proportion of the remainder is invested in below-investment grade securities.

On a relative basis, being underweight the Japanese Yen denominated securities as compared to the benchmark and having half of the Series’ Yen exposure hedged helped contribute to the outperformance since the Series’ inception. The outperformance of short-term investment grade U.S. corporate bonds and below-investment grade U.S. corporate bonds also aided returns relative to the benchmark. In contrast, in Germany and France, falling yields helped the absolute return of the Series, though the position hurt relative performance as the Series has a short duration position relative to the index.

Managing to an index can prove limiting and present challenges to reaching investors’ objectives. As an active fixed income manager, the Advisor’s investment decisions are based on prevailing market conditions and fundamentals, which allow us to capitalize on opportunities as they unfold rather than becoming caught up in short term swings in market sentiment. This philosophy has guided the Advisor’s choices in selectively choosing the Series’ investments. Through our security selection process, we feel we have the ability to manage risks, while simultaneously providing compelling income and total return potential to help the Series’ investors reach their goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Performance Update as of December 31, 2012

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Global Fixed Income Series[3]	0.95%
Bank of America (BofA) Merrill Lynch U.S. Broad Market Bond Index[4]	-0.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series from its inception2 (October 1, 2012) to present (December 31, 2012) to the BofA Merrill Lynch U.S. Broad Market Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2012, this annualized net expense ratio was 0.70%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 4.78% for the period ended December 31, 2012.

4The unmanaged BofA Merrill Lynch U.S. Broad Market Bond Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike the Series returns, do not reflect any fees or expenses.

2

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012* to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	10/1/12*	12/31/12	10/1/12*-12/31/12
Actual	$1,000.00	$1,009.50	$1.75[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57[2]

*Commencement of Operations.

1Expenses are equal to the Series’ annualized expense ratio (for the period 10/1/2012* to 12/31/2012) of 0.70%, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since inception). The Series’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Series’ annualized expense ratio (for the period 10/1/2012* to 12/31/2012), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Global Fixed Income Series

Portfolio Composition as of December 31, 2012

(unaudited)

4

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS - 54.0%

Non-Convertible Corporate Bonds - 54.0%
Consumer Discretionary - 4.4%
Hotels, Restaurants & Leisure - 0.3%
Yum! Brands, Inc., 3.875%, 11/1/2020	Baa3		15,000	$16,295

Household Durables - 0.9%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3		20,000	22,090
NVR, Inc., 3.95%, 9/15/2022	Baa2		20,000	20,725

				42,815

Media - 2.2%
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2		20,000	22,696
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2		20,000	23,143
NBCUniversal Media LLC, 5.15%, 4/30/2020	Baa2		20,000	23,709
Time Warner, Inc., 3.15%, 7/15/2015	Baa2		15,000	15,862
Time Warner, Inc., 4.75%, 3/29/2021	Baa2		15,000	17,238
The Walt Disney Co., 5.625%, 9/15/2016	A2		10,000	11,634

				114,282

Multiline Retail - 0.3%
Target Corp., 3.875%, 7/15/2020	A2		15,000	16,817

Specialty Retail - 0.7%
Advance Auto Parts, Inc., 4.50%, 1/15/2022	Baa3		5,000	5,220
The Home Depot, Inc., 5.40%, 3/1/2016	A3		15,000	17,136
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A3		10,000	12,143

				34,499

Total Consumer Discretionary				224,708

Consumer Staples - 0.7%
Beverages - 0.2%
The Coca-Cola Co., 1.50%, 11/15/2015	Aa3		10,000	10,241

Food Products - 0.5%
Mondelez International, Inc., 6.125%, 2/1/2018	Baa2		15,000	18,252
Tyson Foods, Inc., 4.50%, 6/15/2022	Baa3		10,000	10,825

				29,077

Total Consumer Staples				39,318

Energy - 3.6%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2		10,000	13,248
Schlumberger Finance BV (Netherlands), 2.75%, 12/1/2015	A1	EUR	50,000	70,038
Schlumberger Oilfield plc[3], 4.20%, 1/15/2021	A1		10,000	11,311
Weatherford International Ltd., 9.625%, 3/1/2019	Baa2		25,000	32,616

				127,213

The accompanying notes are an integral part of the financial statements.

5

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels - 1.1%
Apache Corp., 6.90%, 9/15/2018	A3		15,000	$19,130
EOG Resources, Inc., 2.625%, 3/15/2023	A3		10,000	10,070
Petrobras International Finance Co. (Brazil), 5.375%, 1/27/2021	A3		25,000	28,146

				57,346

Total Energy				184,559

Financials - 30.8%
Capital Markets - 7.6%
BNP Paribas Home Loan Covered Bonds S.A. (France), 4.50%,	Aaa	EUR	100,000	139,584
BNP Paribas Home Loan Covered Bonds S.A. (France), 3.75%, 4/20/2020	Aaa	EUR	50,000	76,091
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3		35,000	40,111
Jefferies Group, Inc., 5.125%, 4/13/2018	Baa3		15,000	15,750
Jefferies Group, Inc., 8.50%, 7/15/2019	Baa3		25,000	29,875
Morgan Stanley, 5.50%, 7/28/2021	Baa1		75,000	85,153

				386,564

Commercial Banks - 13.7%
Banco Santander S.A. (Spain), 4.00%, 4/7/2020	A3	EUR	100,000	133,364
Barclays Bank plc (United Kingdom), 4.25%, 1/12/2022	Aaa	GBP	100,000	184,335
National City Corp., 6.875%, 5/15/2019	Baa1		25,000	31,190
Nordea Bank Finland plc (Finland), 2.25%, 11/16/2015	Aaa	EUR	50,000	69,287
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	Aaa	CAD	90,000	93,365
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa	CAD	40,000	43,334
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2		15,000	15,682
Wachovia Corp., 5.25%, 8/1/2014	A3		15,000	15,995
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	Aaa	AUD	100,000	111,767

				698,319

Consumer Finance - 1.8%
American Express Co.[3], 2.65%, 12/2/2022	A3		17,000	16,932
American Express Co.[4], 6.80%, 9/1/2066	Baa2		20,000	21,475
Pfandbriefbank der schweizerischen Hypothekarinstitute AG (Switzerland), 2.25%, 9/2/2016	Aaa	CHF	45,000	52,760

				91,167

Diversified Financial Services - 2.2%
Citigroup, Inc., 8.50%, 5/22/2019	Baa2		35,000	47,062
CME Group, Inc., 3.00%, 9/15/2022	Aa3		25,000	25,366
JPMorgan Chase & Co., 3.70%, 1/20/2015	A2		15,000	15,793
JPMorgan Chase & Co., 6.30%, 4/23/2019	A2		20,000	24,675

				112,896

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance - 1.9%
American International Group, Inc., 4.25%, 5/15/2013	Baa1		15,000	$15,182
American International Group, Inc., 4.875%, 6/1/2022	Baa1		20,000	22,832
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3		10,000	11,272
Genworth Financial, Inc., 7.625%, 9/24/2021	Baa3		25,000	27,589
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3		20,000	23,077

				99,952

Real Estate Investment Trusts (REITS) - 3.6%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3		10,000	10,547
Boston Properties LP, 5.875%, 10/15/2019	Baa2		15,000	17,886
Camden Property Trust, 5.70%, 5/15/2017	Baa1		15,000	17,265
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2		25,000	28,565
HCP, Inc., 6.70%, 1/30/2018	Baa1		15,000	18,091
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2		15,000	16,406
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2		10,000	12,393
Simon Property Group L.P., 6.125%, 5/30/2018	A3		15,000	18,272
Simon Property Group LP, 10.35%, 4/1/2019	A3		15,000	21,450
UDR, Inc., 4.625%, 1/10/2022	Baa2		20,000	21,995

				182,870

Total Financials				1,571,768

Health Care - 1.9%
Health Care Equipment & Supplies - 1.3%
Fresenius Finance BV (Germany), 5.50%, 1/31/2016	Ba1	EUR	50,000	68,060

Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc., 4.70%, 2/15/2021	A3		15,000	17,475

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	Baa1		10,000	11,299

Total Health Care				96,834

Industrials - 5.7%
Aerospace & Defense - 1.2%
The Boeing Co., 6.00%, 3/15/2019	A2		15,000	18,684
Textron, Inc., 7.25%, 10/1/2019	Baa3		35,000	42,737

				61,421

Air Freight & Logistics - 0.3%
FedEx Corp., 8.00%, 1/15/2019	Baa1		10,000	13,170

Airlines - 0.3%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3		15,000	15,964

Commercial Services & Supplies - 1.3%
Garda World Security Corp. (Canada), 9.75%, 3/15/2017	B2	CAD	50,000	52,277

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	10,000	$12,716

			64,993

Industrial Conglomerates - 0.9%
General Electric Capital Corp., 5.50%, 1/8/2020	A1	30,000	35,511
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	Baa2	10,000	11,219

			46,730

Machinery - 1.4%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	25,000	32,169
John Deere Capital Corp., 5.75%, 9/10/2018	A2	15,000	18,292
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	10,000	11,024
Kennametal, Inc., 3.875%, 2/15/2022	Baa2	10,000	10,442

			71,927

Road & Rail - 0.3%
Union Pacific Corp., 2.95%, 1/15/2023	Baa1	15,000	15,509

Total Industrials			289,714

Information Technology - 2.4%
Computers & Peripherals - 0.6%
Hewlett-Packard Co., 2.125%, 9/13/2015	Baa1	30,000	29,979

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc., 6.625%, 5/15/2019	A3	15,000	19,121

IT Services - 0.3%
International Business Machines Corp., 8.375%, 11/1/2019	Aa3	10,000	14,209

Office Electronics - 0.3%
Xerox Corp.[4], 1.71%, 9/13/2013	Baa2	15,000	15,098

Software - 0.8%
Autodesk, Inc., 3.60%, 12/15/2022	Baa2	20,000	20,088
Oracle Corp., 3.875%, 7/15/2020	A1	20,000	22,557

			42,645

Total Information Technology			121,052

Materials - 3.2%
Chemicals - 0.3%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	5,000	6,171
Eastman Chemical Co., 3.60%, 8/15/2022	Baa2	10,000	10,473

			16,644

Metals & Mining - 2.4%
Alcoa, Inc., 6.15%, 8/15/2020	Baa3	20,000	21,843
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	20,000	22,155

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1		15,000	$19,130
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3		15,000	15,950
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	Baa3		10,000	9,918
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3		15,000	16,040
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2		15,000	15,464

				120,500

Paper & Forest Products - 0.5%
International Paper Co., 7.50%, 8/15/2021	Baa3		20,000	26,174

Total Materials				163,318

Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc., 2.00%, 11/1/2016	A3		15,000	15,524
Verizon Communications, Inc., 8.75%, 11/1/2018	A3		6,000	8,331

Total Telecommunication Services				23,855

Utilities - 0.9%
Electric Utilities - 0.9%
Allegheny Energy Supply Co. LLC[3], 5.75%, 10/15/2019	Baa3		10,000	10,970
Exelon Generation Co. LLC, 4.00%, 10/1/2020	Baa1		15,000	15,768
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3		15,000	18,256

Total Utilities				44,994

TOTAL CORPORATE BONDS
(Identified Cost $2,741,406)				2,760,120

FOREIGN GOVERNMENT BONDS - 33.8%

Austria Government Bond (Austria)[3], 3.40%, 10/20/2014	Aaa	EUR	35,000	48,924
Belgium Government Bond (Belgium), 2.75%, 3/28/2016	Aa3	EUR	35,000	49,733
Bundesobligation (Germany), 1.25%, 10/14/2016	Aaa	EUR	60,000	82,545
Denmark Government Bond (Denmark), 4.00%, 11/15/2017	Aaa	DKK	250,000	52,234
French Treasury Note (France), 2.50%, 7/25/2016	Aaa	EUR	60,000	85,169
Indonesia Treasury Bond (Indonesia), 7.00%, 5/15/2022	Baa3	IDR	450,000,000	52,917
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	Ba1	EUR	35,000	47,372
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	Baa2	EUR	80,000	114,496
Italy Buoni Poliennali Del Tesoro (Italy)[3], 5.00%, 3/1/2025	Baa2	EUR	65,000	88,749
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	Aa3	JPY	15,000,000	174,284
Japan Government Ten Year Bond (Japan), 1.00%, 12/20/2021	Aa3	JPY	5,000,000	59,370
Japan Government Two Year Bond (Japan), 0.10%, 1/15/2014	Aa3	JPY	5,000,000	57,709
Japan Government Two Year Bond (Japan), 0.10%, 3/15/2014	Aa3	JPY	15,000,000	173,129
Malaysia Government Bond (Malaysia), 3.434%, 8/15/2014	A5	MYR	150,000	49,356
Mexican Bonos (Mexico), 6.00%, 6/18/2015	Baa1	MXN	625,000	49,667

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2012

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT2/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Netherlands Government Bond (Netherlands)[3], 2.50%, 1/15/2017	Aaa	EUR	20,000	$28,681
Portugal Obrigacoes do Tesouro OT (Portugal), 4.80%, 6/15/2020	Ba3	EUR	50,000	58,573
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa	SGD	100,000	90,656
State of Berlin (Germany), 3.00%, 3/29/2016	Aa1	EUR	100,000	142,705
Sweden Government Bond (Sweden), 4.50%, 8/12/2015	Aaa	SEK	300,000	50,459
Thailand Government Bond (Thailand), 2.80%, 10/10/2017	Baa1	THB	1,500,000	48,324
United Kingdom Gilt (United Kingdom), 2.75%, 1/22/2015	Aaa	GBP	40,000	68,171
United Kingdom Gilt (United Kingdom), 1.75%, 1/22/2017	Aaa	GBP	30,000	50,810

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,718,584)				1,724,033

MUTUAL FUND - 5.9%
iShares iBoxx High Yield Corporate Bond Fund (Identified Cost $299,593)			3,250	303,387

SHORT-TERM INVESTMENT - 5.4%

Dreyfus Cash Management, Inc. - Institutional Shares[6], 0.06%, (Identified Cost $275,082)			275,082	275,082

TOTAL INVESTMENTS - 99.1%
(Identified Cost $5,034,665)				5,062,622
OTHER ASSETS, LESS LIABILITIES - 0.9%				43,661

NET ASSETS - 100%				$5,106,283

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2012[7]:
SETTLEMENT DATE	CONTRACTS TO DELIVER		IN EXCHANGE FOR	CONTRACTS AT VALUE	UNREALIZED APPRECIATION
01/09/2013	JP	Y 20,129,000	$245,580	$232,360	$13,220

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

MXN - Mexican Peso

MYR - Malaysian Ringgit

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2012

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $205,567, or 4.0% of the Series’ net assets as of December 31, 2012 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of December 31, 2012.

5Credit ratings from S&P (unaudited).

6Rate shown is the current yield as of December 31, 2012.

7The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States 36.8%.

11

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2012

ASSETS:

Investments, at value (identified cost $5,034,665) (Note 2)	$5,062,622
Interest receivable	62,553
Unrealized appreciation on foreign forward currency exchange contracts (Note 2)	13,220
Receivable from investment advisor	11,257
Dividends receivable	1,657
Foreign tax reclaims receivable	767

TOTAL ASSETS	5,152,076

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	4,619
Accrued foreign capital gains tax (Note 2)	1,262
Accrued transfer agent fees (Note 3)	380
Accrued Chief Compliance Officer service fees (Note 3)	359
Audit fees payable	30,305
Accrued custodian fees	3,000
Accrued printing fees payable	2,445
Other payables and accrued expenses	3,423

TOTAL LIABILITIES	45,793

TOTAL NET ASSETS	$5,106,283

NET ASSETS CONSIST OF:

Capital stock	$5,060
Additional paid-in-capital	5,054,894
Distributions in excess of net investment income	(543)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	5,364
Net unrealized appreciation on investments (net of foreign capital gains tax of $214), foreign currency and translation of other assets and liabilities	41,508

TOTAL NET ASSETS	$5,106,283

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($5,106,283/506,008 shares)	$10.09

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Statement of Operations

For the Period October 1, 20121 to December 31, 2012

INVESTMENT INCOME:

Interest	$24,213
Dividends (net of foreign taxes withheld, $1,114)	4,663

Total Investment Income	28,876

EXPENSES:

Management fees (Note 3)	12,401
Fund accounting and administration fees (Note 3)	6,903
Chief Compliance Officer service fees (Note 3)	539
Transfer agent fees (Note 3)	511
Directors’ fees (Note 3)	30
Audit fees	30,500
Custodian fees	3,000
Miscellaneous	6,150

Total Expenses	60,034
Less reduction of expenses (Note 3)	(51,236)

Net Expenses	8,798

NET INVESTMENT INCOME	20,078

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	921
Foreign currency transactions and translation of other assets and liabilities	(13,699)

(12,778)

Net change in unrealized appreciation (depreciation) on- Investments	27,743
Foreign currency transactions and translation of other assets and liabilities	13,765

41,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	28,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,808

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Statement of Changes in Net Assets

FOR THE PERIOD 10/1/12[1] TO 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$20,078
Net realized gain (loss) on investments and foreign currency	(12,778)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	41,508

Net increase from operations	48,808

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,074)
From net realized gain on investments	(405)

Total distributions to shareholders	(2,479)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	5,059,954

Net increase in net assets	5,106,283

NET ASSETS:

Beginning of period	—

End of period (including distributions in excess of net investment income of $543)	$5,106,283

[1]Commencement	of operations.

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Financial Highlights

FOR THE PERIOD 10/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized gain (loss) on investments	0.05

Total from investment operations	0.09

Less distributions to shareholders:
From net investment income	— [3]
From net realized gain on investments	— [3]

Total distributions to shareholders	— [3]

Net asset value - End of period	$10.09

Net assets - End of period (000’s omitted)	$5,106

Total return[4]	0.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[5]
Net investment income	1.60%[5]
Portfolio turnover	4%

*The investment advisor did not impose all of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amount:

4.08%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Global Fixed Income Series Class I common stock, and 100 million designated as Global Fixed Income Series Class S common stock.

This Series is authorized to issue two classes of shares (Class S and I). Currently, only Class I shares have been issued. Each class of shares is substantially the same, except Class S shares are subject to shareholder servicing fees.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

16

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Consumer Discretionary	$224,708	$—	$224,708	$—
Consumer Staples	39,318	—	39,318	—
Energy	184,559	—	184,559	—
Financials	1,571,768	—	1,571,768	—
Health Care	96,834	—	96,834	—
Industrials	289,714	—	289,714	—
Information Technology	121,052	—	121,052	—
Materials	163,318	—	163,318	—
Telecommunication Services	23,855	—	23,855	—
Utilities	44,994	—	44,994	—
Foreign government bonds	1,724,033	—	1,724,033	—
Mutual funds	578,469	578,469	—	—
Other financial instruments*	13,220	—	13,220	—

Total assets	$5,075,842	$578,469	$4,497,373	$—

*Other financial instruments are derivative instruments not reflected in the investment portfolio, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no Level 3 securities held by the Series as of October 1, 2012 (commencement of operations) or December 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended December 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

17

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. During the period of November 8, 2012 through December 31, 2012, the period for which foreign currency contracts were held, the average volume of derivative activity (measured in terms of the notional amount) was approximately $247,000.

18

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

The following table presents the present value of derivatives held at December 31, 2012 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign forward currency exchange contracts	Unrealized appreciation on foreign forward currency exchange contracts	$13,220

STATEMENT OF OPERATIONS
Derivative
Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency transactions and translation of other assets and liabilities	$4,848
Derivative
Foreign forward currency exchange contracts	Net unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities	$13,220

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2012.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

19

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

During the period ended December 31, 2012, the Fund had an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series paid a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets. Effective December 31, 2012, the aforementioned agreement was modified to reduce the annual fee to 0.60% of the Series average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

20

Global Fixed Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2014, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.70% of average daily net assets each year. For the period ended December 31, 2012, the Advisor voluntarily waived fees of $51,236, which is included as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended December 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $4,899,097 and $125,121 respectively. There were no purchases and sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class I shares of Global Fixed Income Series were:

	FOR THE PERIOD 10/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT
Sold	505,762	$5,057,476
Reinvested	246	2,478

Total	506,008	$5,059,954

Approximately 99.9% of the Series’ shares represent investments by one shareholder who is a related party.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2012.

21

Global Fixed Income Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, foreign currency contracts and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2012, $18,547 was reclassified within the capital accounts to Accumulated Net Realized Gain on Investments from Distributions in Excess of Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

For the period ended December 31, 2012, the Series paid an ordinary income distribution of $2,479.

At December 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$5,034,666
Unrealized appreciation	43,998
Unrealized depreciation	(16,042)

Net unrealized appreciation	$27,956

Undistributed ordinary income	$7,743
Undistributed long-term gains	$10,841
Qualified late-year losses[1]	$543

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses.

As of December 31, 2012, the Series did not have any net capital loss carryforwards.

22

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Fixed Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2012 and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

February 25, 2013

23

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. Board of Directors’ meeting, held on November 14, 2012, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2012 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 26 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since their inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class C, and Target Class R and Class C, are lower than, or substantially similar with, the Morningstar mean and median reported total expense ratio. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

24

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984. Principal Executive Officer since 2002. President since 2004. Vice President 1984 - 2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003 - 2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995 - 2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995 - 2008) The Ashley Group (1995 - 2008) Genesee Corporation (1987 - 2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006 - 2012), Partner (1995 - 2006 & 2013 - present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)(1989 - 2010)
New York Collegium (non-profit)(2004 - 2011))
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005 - 2009) - Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments) since 1991.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000 - present)

ViroPharma, Inc. (2000 - present)

HLTH Corp. (2000 - present)

Cheyne Capital International (2000 - present)

MPM Bio-equities (2000 - 2009)

GMP Companies (2000 - 2012)

HoustonPharma (2000 - 2009)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 – Manning & Napier Advisors, LLC; Manager (2004 - 2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNGFI-12/12-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Life Sciences Series, Small Cap Series, Technology Series, Financial Services Series, Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Core Plus Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Inflation Focus Equity Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, and Strategic Income Conservative Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2012 and 2011 were:

	2012	2011

Audit Fees (a)	478,235	394,853

Audit Related Fees (b)	0	0

Tax Fees (c)	110,900	90,675

All Other Fees (d)	0	0

	589,135	485,528

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2012 and 2011.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2012	2011

Audit Related Fees	1,944	1,944
Tax Fees	0	0

	1,944	1,944

The Audit Related fees for the years ended December 31, 2012 and 2011 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2012 and 2011.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2012 and 2011 were $110,900 and $90,675, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

February 27, 2013

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

February 27, 2013